                                                       Registration No. 33-82658
                                                                        811-8704

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-6

              FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF
             SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM
                                     N-8B-2

                         Post-Effective Amendment No. 14

                                GROUP VEL ACCOUNT
            OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                           (Exact Name of Registrant)

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                               440 Lincoln Street
                               Worcester MA 01653
                     (Address of Principal Executive Office)

                          Charles F. Cronin, Secretary
                               440 Lincoln Street
                               Worcester MA 01653
               (Name and Address of Agent for Service of Process)


             It is proposed that this filing will become effective:

       ___  immediately upon filing pursuant to paragraph (b)
       _X_  on May 1, 2001 pursuant to paragraph (b)
       ___  60 days after filing pursuant to paragraph (a) (1)
       ___  on (date) pursuant to paragraph (a) (1)
       ___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment


                         FLEXIBLE PREMIUM VARIABLE LIFE

Pursuant to Reg. Section 270.24f-2 of the Investment Company Act of 1940 ("1940 Act"), Registrant hereby declares that an indefinite amount of its securities is being registered under the Securities Act of 1933 ("1933 Act"). The Rule 24f-2 Notice for the issuer's fiscal year ended December 31, 2000 was filed on or before March 30, 2001.

                      RECONCILIATION AND TIE BETWEEN ITEMS
                        IN FORM N-8B-2 AND THE PROSPECTUS

ITEM NO. OF
FORM N-8B-2                         CAPTION IN PROSPECTUS A
-----------                         -----------------------
1...................................Cover Page
2...................................Cover Page
3...................................Not Applicable
4...................................Distribution
5...................................The Company, The Group VEL Account
6...................................The Group VEL Account
7...................................Not Applicable
8...................................Not Applicable
9...................................Legal Proceedings
10..................................Summary; Description of the Company, The Group VEL Account and the Underlying
                                    Funds; The Certificate; Certificate Termination and Reinstatement; Other
                                    Certificate Provisions
11..................................Summary; The Underlying Funds;  Investment Objectives and Policies
12..................................Summary; The Underlying Funds
13..................................Summary; The Underlying Funds; Charges and Deductions
14..................................Summary; Enrollment Form for a Certificate
15..................................Summary; Enrollment Form for a Certificate; Premium Payments; Allocation of
                                    Net Premiums
16..................................The Group VEL Account; The Underlying Funds; Premium Payments; Allocation of
                                    Net Premiums
17..................................Summary; Surrender; Partial Withdrawal; Charges and Deductions;
                                    Certificate Termination and Reinstatement
18..................................The Group VEL Account; The Underlying Funds; Premium Payments
19..................................Reports; Voting Rights
20..................................Not Applicable
21..................................Summary; Certificate Loans; Other Certificate Provisions
22..................................Other Certificate Provisions
23..................................Not Required
24..................................Other Certificate Provisions
25..................................The Company
26..................................Not Applicable
27..................................The Company
28..................................Directors and Principal Officers of the Company
29..................................The Company
30..................................Not Applicable
31..................................Not Applicable
32..................................Not Applicable
33..................................Not Applicable
34..................................Not Applicable
35..................................Distribution
36..................................Not Applicable
37..................................Not Applicable
38..................................Summary; Distribution
39..................................Summary; Distribution
40..................................Not Applicable
41..................................The Company, Distribution
42..................................Not Applicable

43..................................Not Applicable
44..................................Premium Payments; Certificate Value and Surrender Value
45..................................Not Applicable
46..................................Certificate Value and Surrender Value; Federal Tax Considerations
47..................................The Company
48..................................Not Applicable
49..................................Not Applicable
50..................................The Group VEL Account
51..................................Cover Page; Summary; Charges and Deductions; The Certificate;
                                    Certificate Termination and Reinstatement;  Other Certificate Provisions
52..................................Addition, Deletion or Substitution of Investments
53..................................Federal Tax Considerations
54..................................Not Applicable
55..................................Not Applicable
56..................................Not Applicable
57..................................Not Applicable
58..................................Not Applicable
59..................................Not Applicable

                      RECONCILIATION AND TIE BETWEEN ITEMS
                        IN FORM N-8B-2 AND THE PROSPECTUS

ITEM NO. OF
FORM N-8B-2                         CAPTION IN PROSPECTUS B
-----------                         -----------------------
1...................................Cover Page
2...................................Cover Page
3...................................Not Applicable
4...................................Distribution
5...................................The Company, The Group VEL Account
6...................................The Group VEL Account
7...................................Not Applicable
8...................................Not Applicable
9...................................Legal Proceedings
10..................................Summary; Description of the Company, The Group VEL Account and the Underlying
                                    Funds; The Certificate; Certificate Termination and Reinstatement; Other
                                    Certificate Provisions
11..................................Summary; The Underlying Funds; Investment Objectives and Policies
12..................................Summary; The Underlying Funds
13..................................Summary; The Underlying Funds; Charges and Deductions
14..................................Summary; Enrollment Form for a Certificate
15..................................Summary; Enrollment Form for a Certificate; Premium Payments;  Allocation of
                                    Net Premiums
16..................................The Group VEL Account; The Underlying Funds; Premium Payments; Allocation of
                                    Net Premiums
17..................................Summary; Surrender; Partial Withdrawal; Charges and Deductions;
                                    Certificate Termination and Reinstatement
18..................................The Group VEL Account; The Underlying Funds; Premium Payments
19..................................Reports; Voting Rights
20..................................Not Applicable
21..................................Summary; Certificate Loans; Other Certificate Provisions
22..................................Other Certificate Provisions
23..................................Not Required
24..................................Other Certificate Provisions
25..................................The Company
26..................................Not Applicable
27..................................The Company
28..................................Directors and Principal Officers of the Company
29..................................The Company
30..................................Not Applicable
31..................................Not Applicable
32..................................Not Applicable
33..................................Not Applicable
34..................................Not Applicable
35..................................Distribution
36..................................Not Applicable
37..................................Not Applicable
38..................................Summary; Distribution
39..................................Summary; Distribution
40..................................Not Applicable
41..................................The Company, Distribution
42..................................Not Applicable
43..................................Not Applicable

44..................................Premium Payments; Certificate Value and Surrender Value
45..................................Not Applicable
46..................................Certificate Value and Surrender Value; Federal Tax Considerations
47..................................The Company
48..................................Not Applicable
49..................................Not Applicable
50..................................The Group VEL Account
51..................................Cover Page; Summary; Charges and Deductions; The Certificate;
                                    Certificate Termination and Reinstatement;  Other Certificate Provisions
52..................................Addition, Deletion or Substitution of Investments
53..................................Federal Tax Considerations
54..................................Not Applicable
55..................................Not Applicable
56..................................Not Applicable
57..................................Not Applicable
58..................................Not Applicable
59..................................Not Applicable

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                            WORCESTER, MASSACHUSETTS
            GROUP FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACTS
                        GROUP VARI-EXCEPTIONAL LIFE PLUS

This Prospectus provides important information about Group Vari-Exceptional Life Plus, a group flexible premium variable life insurance contract offered by Allmerica Financial Life Insurance and Annuity Company. Certificates under the Contract are available to eligible applicants who are members of a non-qualified benefit plan having a minimum of five or more members, depending on the group, and who are Age 80 years old and under. PLEASE READ THIS PROSPECTUS CAREFULLY BEFORE INVESTING AND KEEP IT FOR FUTURE REFERENCE.


The Certificates are funded through the Group VEL Account, a separate investment account of the Company that is referred to as the Separate Account. The Separate Account is subdivided into Sub-Accounts. Each Sub-Account invests exclusively in shares of one of the following Funds of Allmerica Investment Trust, Delaware Group Premium Fund, Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Janus Aspen Series, PIMCO Variable Insurance Trust,
T. Rowe Price International Series, Inc., and The Universal Institutional Funds,
Inc.:



ALLMERICA INVESTMENT TRUST               FIDELITY VARIABLE INSURANCE PRODUCTS FUND
AIT Core Equity Fund                     Fidelity VIP Equity-Income Portfolio
AIT Equity Index Fund                    Fidelity VIP Growth Portfolio
AIT Government Bond Fund                 Fidelity VIP High Income Portfolio
AIT Money Market Fund                    Fidelity VIP Overseas Portfolio
AIT Select Aggressive Growth Fund
AIT Select Capital Appreciation Fund     FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
AIT Select Emerging Markets Fund         Fidelity VIP II Asset Manager Portfolio
AIT Select Growth and Income Fund        Fidelity VIP II
AIT Select Growth Fund                   Contrafund-Registered Trademark- Portfolio
AIT Select International Equity Fund     Fidelity VIP II Index 500 Portfolio
AIT Select Investment Grade Income Fund
AIT Select Strategic Growth Fund         JANUS ASPEN SERIES (SERVICE SHARES)
AIT Select Strategic Income Fund         Janus Aspen Aggressive Growth Portfolio
AIT Select Value Opportunity Fund        PIMCO VARIABLE INSURANCE TRUST
DELAWARE GROUP PREMIUM FUND              PIMCO Total Return Bond Portfolio II
DGPF International Equity Series         T. ROWE PRICE INTERNATIONAL SERIES, INC.
                                         T. Rowe Price International Stock Portfolio
                                         THE UNIVERSAL INSTITUTIONAL FUNDS, INC.**
                                         UIF Fixed Income Portfolio
                                         UIF Technology Portfolio



**The UIF Fixed Income Portfolio of The Universal Institutional Funds, Inc. is available only to employees of Duke Energy Corporation and its affiliates.


THE CERTIFICATES ARE NOT SUITABLE FOR SHORT-TERM INVESTMENT. VARIABLE LIFE POLICIES INVOLVE RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL. IT MAY NOT BE ADVANTAGEOUS TO REPLACE EXISTING INSURANCE WITH THE CERTIFICATE. THIS LIFE CERTIFICATE IS NOT: A BANK DEPOSIT OR OBLIGATION; OR FEDERALLY INSURED; OR ENDORSED BY ANY BANK OR GOVERNMENTAL AGENCY.


WE OFFER A VARIETY OF VARIABLE LIFE POLICIES. THEY MAY OFFER FEATURES INCLUDING INVESTMENT OPTIONS, FEES AND/OR CHARGES THAT ARE DIFFERENT FROM THOSE IN THE POLICIES OFFERED BY THIS PROSPECTUS. THE POLICIES MAY BE OFFERED THROUGH DIFFERENT DISTRIBUTORS. UPON REQUEST, YOUR FINANCIAL REPRESENTATIVE CAN SHOW YOU INFORMATION REGARDING OTHER LIFE POLICIES OFFERED BY THE COMPANY. YOU CAN ALSO CONTACT US DIRECTLY TO FIND OUT MORE ABOUT THESE LIFE POLICIES.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THAT THE INFORMATION IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Prospectus can also be obtained from the Securities and Exchange Commission's website (http://www.sec.gov).


CORRESPONDENCE MAY BE MAILED TO:               DATED MAY 1, 2001
ALLMERICA LIFE                                 440 LINCOLN STREET
P.O. BOX 8179                                  WORCESTER, MASSACHUSETTS 01653
BOSTON, MA 02266-8179                          (508) 855-1000

                               TABLE OF CONTENTS


SPECIAL TERMS...............................................       4
SUMMARY OF FEES AND CHARGES.................................       7
SUMMARY OF CERTIFICATE FEATURES.............................      12
DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT, AND THE
 UNDERLYING FUNDS...........................................      18
INVESTMENT OBJECTIVES AND POLICIES..........................      20
VOTING RIGHTS...............................................      22
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS...........      23
THE CERTIFICATE.............................................      25
  Enrollment Form for a Certificate.........................      25
  Free-Look Period..........................................      25
  Conversion Privileges.....................................      26
  Premium Payments..........................................      26
  Allocation of Net Premiums................................      27
  Transfer Privilege........................................      27
  Election of Death Benefit Options.........................      28
  Guideline Premium Test and Cash Value Accumulation Test...      29
  Death Proceeds............................................      29
  Change in Death Benefit Option............................      32
  Change in Face Amount.....................................      32
  Certificate Value and Surrender Value.....................      34
  Payment Options...........................................      35
  Optional Insurance Benefits...............................      35
  Surrender.................................................      35
  Paid-Up Insurance Option..................................      35
  Partial Withdrawal........................................      36
CHARGES AND DEDUCTIONS......................................      37
  Premium Expense Charge....................................      37
  Monthly Deduction from Certificate Value..................      37
  Charges Reflected in the Assets of the Separate Account...      41
  Surrender Charge..........................................      41
  Charges on Partial Withdrawal.............................      42
  Transfer Charges..........................................      43
  Charge for Change in Face Amount..........................      43
  Other Administrative Charges..............................      44
CERTIFICATE LOANS...........................................      44
CERTIFICATE TERMINATION AND REINSTATEMENT...................      45
OTHER CERTIFICATE PROVISIONS................................      47
DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY.............      48
DISTRIBUTION................................................      49
REPORTS.....................................................      50
LEGAL PROCEEDINGS...........................................      50
FURTHER INFORMATION.........................................      50
INDEPENDENT ACCOUNTANTS.....................................      50
FEDERAL TAX CONSIDERATIONS..................................      50
  The Company and the Separate Account......................      51
  Taxation of the Certificates..............................      51
  Certificate Loans.........................................      52
  Modified Endowment Contracts..............................      52
MORE INFORMATION ABOUT THE GENERAL ACCOUNT..................      53
FINANCIAL STATEMENTS........................................      54

APPENDIX A -- OPTIONAL BENEFITS.............................     A-1
APPENDIX B -- PAYMENT OPTIONS...............................     B-1
APPENDIX C -- ILLUSTRATIONS OF SUM INSURED, CERTIFICATE
 VALUES AND
 ACCUMULATED PREMIUMS.......................................     C-1
APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES......     D-1
APPENDIX E -- PERFORMANCE INFORMATION.......................     E-1
FINANCIAL STATEMENTS........................................   FIN-1

                                 SPECIAL TERMS

AGE: The Insured's age as of the nearest birthday measured from a Certificate anniversary.

BENEFICIARY: The person(s) designated by the owner of the Certificate to receive the insurance proceeds upon the death of the Insured.

CERTIFICATE CHANGE: Any change in the Face Amount, the addition or deletion of a rider, or a change in the Death Benefit Option.

CERTIFICATE OWNER: The persons or entity entitled to exercise the rights and privileges under the certificate.

CERTIFICATE VALUE: The total amount available for investment under a Certificate at any time. It is equal to the sum of (a) the value of the Units credited to a Certificate in the Sub-Accounts, and (b) the accumulation in the General Account credited to that Certificate.

COMPANY: Allmerica Financial Life Insurance and Annuity Company. "We," "our," "us," and "the Company" refer to Allmerica Financial Life Insurance and Annuity Company in this Prospectus.

DATE OF ISSUE: The date set forth in the Certificate used to determine the Monthly Processing Date, Certificate months, Certificate years, and Certificate anniversaries.

DEATH BENEFIT: The amount payable upon the death of the Insured, before the Final Premium Payment Date, prior to deductions for Debt outstanding at the time of the Insured's death, partial withdrawals and partial withdrawal charges, if any, and any due and unpaid Monthly Deductions. The amount of the Death Benefit will depend on the Death Benefit Option chosen, but will always be at least equal to the Face Amount.

DEATH PROCEEDS: Prior to the Final Premium Payment Date, the Death Proceeds equal the amount calculated under the applicable Death Benefit Option, less Debt outstanding at the time of the Insured's death, partial withdrawals, if any, partial withdrawal charges, and any due and unpaid Monthly Deductions. After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the Certificate.

DEBT: All unpaid Certificate loans plus interest due or accrued on such loans.

DELIVERY RECEIPT: An acknowledgment, signed by the Certificate Owner and returned to the Principal Office, that the Certificate Owner has received the Certificate and the Notice of Withdrawal Rights.

EVIDENCE OF INSURABILITY: Information, satisfactory to the Company, that is used to determine the Insured's Underwriting Class.

FACE AMOUNT: The amount of insurance coverage applied for. The Face Amount of each Certificate is set forth in the specifications pages of the Certificate.

FINAL PREMIUM PAYMENT DATE: The Certificate anniversary nearest the Insured's 95th birthday. The Final Premium Payment Date is the latest date on which a premium payment may be made. After this date, the Death Proceeds equal the Surrender Value of the Certificate. The Net Death Benefit may be different before and after the Final Payment Date. See DEATH PROCEEDS.

GENERAL ACCOUNT: All the assets of the Company other than those held in a Separate Account.

GUIDELINE ANNUAL PREMIUM: The annual amount of premium that would be payable through the Final Premium Payment Date for the specified Death Benefit, if premiums were fixed by the Company as to both timing and amount, and monthly cost of insurance charges were based on the 1980 Commissioners Standard

Ordinary Mortality Tables, Smoker or Non-Smoker (Mortality Table B for unisex Certificates), net investment earnings at an annual effective rate of 5%, and fees and charges as set forth in the Certificate and any Certificate riders. The Death Benefit Option 1 Guideline Annual Premium is used when calculating the maximum surrender charge.

GUIDELINE MINIMUM DEATH BENEFIT: The Guideline Minimum Death Benefit required to qualify the Certificate as "life insurance" under federal tax laws. The Guideline Minimum Death Benefit varies by Age. It is calculated by multiplying the Certificate Value by a percentage determined by the Insured's Age.

The percentage factor is a percentage that, when multiplied by the Certificate Value, determines the Guideline Minimum death benefit required under federal tax laws. If Option 3 is in effect, the percentage factor is based on the Insured's attained age, sex, risk classification, as set forth in the Certificate. For both the Option 1 and the Option 2, the percentage factor is based on the Insured's attained age, as set forth in GUIDELINE MINIMUM DEATH BENEFIT TABLE in DEATH PROCEEDS -- "GUIDELINE MINIMUM DEATH BENEFIT UNDER OPTION 1 AND OPTION 2."

INSURANCE AMOUNT AT RISK: The Death Benefit less the Certificate Value.

ISSUANCE AND ACCEPTANCE: The date the Company mails the Certificate if the enrollment form is approved with no changes requiring your consent; otherwise, the date the Company receives your written consent to any changes.

LOAN VALUE: The maximum amount that may be borrowed under the Certificate.

MONTHLY DEDUCTION: Charges deducted monthly from the Certificate Value prior to the Final Premium Payment Date. The charges include the monthly cost of insurance, the monthly cost of any benefits provided by rider, the monthly Certificate administrative charge, the monthly Separate Account administrative charge and the monthly mortality and expense risk charge.

MONTHLY DEDUCTION SUB-ACCOUNT: A Sub-Account of the Separate Account to which the payor that you name under the Payor Option may allocate Net Premiums to pay all or a portion of the insurance charges and administrative charges. The Monthly Deduction Sub-Account is currently the Sub-Account which invests in the Money Market Fund of Allmerica Investment Trust.

MONTHLY PROCESSING DATE: The date on which the Monthly Deduction is deducted from Certificate Value.

NET PREMIUM: An amount equal to the premium less any premium expense charge.

PAID-UP INSURANCE: Life insurance coverage for the life of the Insured, with no further premiums due.

PRINCIPAL OFFICE: The Company's office, located at 440 Lincoln Street, Worcester, Massachusetts 01653.

PRO-RATA ALLOCATION: In certain circumstances, you may specify from which Sub-Account certain deductions will be made or to which Sub-Account Certificate Value will be allocated. If you do not, the Company will allocate the deduction or Certificate Value among the General Account and the Sub-Accounts, excluding the Monthly Deduction Sub-Account, in the same proportion that the Certificate Value in the General Account and the Certificate Value in each Sub-Account bear to the total Certificate Value on the date of deduction or allocation.

SEPARATE ACCOUNT: A separate account consists of assets segregated from the Company's other assets. The investment performance of the assets of each separate account is determined separately from the other assets of the Company. The assets of a separate account which are equal to the reserves and other contract liabilities are not chargeable with liabilities arising out of any other business which the Company may conduct.

SUB-ACCOUNT: A subdivision of the Group VEL Account. Each Sub-Account invests exclusively in the shares of a corresponding Fund of the Allmerica Investment Trust, the DGPF International Equity Series of the Delaware Group Premium Fund, a corresponding Portfolio of the Fidelity Variable Insurance Products Fund or the Fidelity Variable Insurance Products Fund II, the Janus Aspen Aggressive Growth Portfolio of Janus Aspen Series ("Janus Aspen"), the PIMCO Total Return Bond Portfolio II of PIMCO Variable Insurance Trust ("PIMCO"), the T. Rowe Price International Stock Portfolio of T. Rowe Price International Series, Inc. or a corresponding Portfolio of The Universal Institutional Funds, Inc. ("UIF") (formerly Morgan Stanley Dean Witter Universal Funds, Inc.).


SURRENDER VALUE: The amount payable upon a full surrender of the Certificate. It is the Certificate Value, less any Debt and any surrender charges.


UNDERLYING FUNDS ("FUNDS"): The Funds of the Allmerica Investment Trust ("Trust"), the Series of the Delaware Group Premium Fund ("DGPF"), the Portfolios of the Fidelity Variable Insurance Products Fund ("Fidelity VIP") and Fidelity Variable Insurance Products Fund II ("Fidelity VIP II"), the Portfolio of Janus Aspen Series ("Janus Aspen"), the Portfolio of PIMCO Variable Insurance Trust ("PIMCO"), the Portfolio of T. Rowe Price International Series, Inc. ("T. Rowe Price"), and the Portfolios of The Universal Institutional Funds, Inc. ("UIF") (formerly Morgan Stanley Dean Witter Universal Funds, Inc.), which are available under the Certificates.


UNDERWRITING CLASS: The risk classification that the Company assigns the Insured based on the information in the enrollment form and any other Evidence of Insurability considered by the Company. The Insured's Underwriting Class will affect the cost of insurance charge and the amount of premium required to keep the Certificate in force.

UNIT: A measure of your interest in a Sub-Account.

VALUATION DATE: A day on which the net asset value of the shares of any of the Underlying Funds is determined and Unit values of the Sub-Accounts are determined. Valuation Dates currently occur on each day on which the New York Stock Exchange is open for trading, and on such other days (other than a day during which no payment, partial withdrawal, or surrender of a Certificate is received) when there is a sufficient degree of trading in an Underlying Fund's securities such that the current net asset value of the Sub-Accounts may be materially affected.

VALUATION PERIOD: The interval between two consecutive Valuation Dates.

WRITTEN REQUEST: A request by the Certificate Owner, in writing, satisfactory to the Company.

YOU OR YOUR: The Certificate Owner, as shown in the enrollment form or the latest change filed with the Company.

                          SUMMARY OF FEES AND CHARGES

SURRENDER CHARGES

At any time that a Certificate is in effect, a Certificate Owner may elect to surrender the Certificate and receive its Surrender Value. A surrender charge may be calculated upon issuance of the Certificate and upon each increase in the Face Amount. The surrender charge may be imposed, depending on the group to which the Policy is issued, for up to 15 years from the Date of Issue or any increase in the Face Amount and you request a full surrender or a decrease in the Face Amount.

SURRENDER CHARGES FOR THE INITIAL FACE AMOUNT

The maximum surrender charge calculated upon issuance of the Certificate is equal to the sum of (a) plus (b), where (a) is a deferred administrative charge of up to $8.50 per thousand dollars of the initial Face Amount, and (b) is a deferred sales charge of up to 50% (less any premium expense charge not associated with state and local premium taxes) of premiums received up to the Guideline Annual Premium, depending on the group to which the Policy is issued. In accordance with limitations under state insurance regulations, the amount of the maximum surrender charge will not exceed a specified amount per thousand dollars of initial Face Amount, as indicated in APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES. The maximum surrender charge remains level for up to 24 Certificate months, reduces uniformly each month for the balance of the surrender charge period, and is zero thereafter. If you surrender the Certificate during the first two years following the Date of Issue before making premium payments associated with the initial Face Amount which are at least equal to one Guideline Annual Premium, the actual surrender charge imposed may be less than the maximum. See THE CERTIFICATE -- "Surrender" and CHARGES AND DEDUCTIONS -- "Surrender Charge."

SURRENDER CHARGES FOR AN INCREASE IN FACE AMOUNT

A separate surrender charge may apply to and be calculated for each increase in Face Amount. The maximum surrender charge for the increase is equal to the sum of (a) plus (b), where (a) is a deferred administrative charge of up to $8.50 per thousand dollars of increase, and (b) is a deferred sales charge of up to 50% (less any premium expense charge not associated with state and local premium taxes) of premiums associated with the increase, up to the Guideline Annual Premium for the increase. In accordance with limitations under state insurance regulations, the amount of the surrender charge will not exceed a specified amount per thousand dollars of increase, as indicated in APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES.

This maximum surrender charge with respect to an increase remains level for up to 24 Certificate months following the increase, reduces uniformly each month for the balance of the surrender charge period, and is zero thereafter. During the first two Certificate years following an increase in Face Amount, before making premium payments associated with the increase in Face Amount which are at least equal to one Guideline Annual Premium, the actual surrender charge with respect to the increase may be less than the maximum. See THE CERTIFICATE -- "Surrender" and CHARGES AND DEDUCTIONS -- a "Surrender Charge."

In the event of a decrease in the Face Amount, any surrender charge imposed is a fraction of the charge that would apply to a full surrender of the Certificate. See THE CERTIFICATE -- "Surrender" and CHARGES AND DEDUCTIONS -- "Surrender Charge" and APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGE.

PREMIUM EXPENSE CHARGE

A charge may be deducted from each premium payment for state and local premium taxes paid by the Company, to compensate the Company for federal taxes imposed for deferred acquisition cost ("DAC") taxes, and for sales expenses related to the Certificates. State premium taxes generally range from 0.75% to 5%, while local premium taxes (if any) vary by jurisdiction within a state. The DAC tax deduction may range from zero to 1% of premiums, depending on the group to which the Policy is issued. The charge for distribution expenses may range from zero to 10%. See CHARGES AND DEDUCTIONS -- a "Premium Expense Charge."

MONTHLY DEDUCTIONS FROM CERTIFICATE VALUE

On the Date of Issue and each Monthly Processing Date thereafter prior to the Final Premium Payment Date, certain charges ("Monthly Deductions") will be deducted from the Certificate Value. The Monthly Deduction includes a charge for cost of insurance, a charge for the cost of any additional benefits provided by rider, and a charge for administrative expenses that may be up to $10, depending on the group to which the Policy is issued. The Monthly Deduction may also include a charge for Separate Account administrative expenses and a charge for mortality and expense risks. The Separate Account administrative charge may continue for up to 10 Certificate years and may be up to 0.25% of Certificate Value in each Sub-Account, depending on the group to which the Policy was issued. The mortality and expense risk charge may be up to 0.90% of Certificate Value in each Sub-Account.

You may specify from which Sub-Account the cost of insurance charge, the charge for Certificate administrative expenses, the mortality and expense risk charge, and the charge for the cost of additional benefits provided by rider will be deducted. If the Payor Provision is in-force, all cost of insurance charges and administrative charges will be deducted from the Monthly Deduction Sub-Account. If no allocation is specified, the Company will make a Pro-Rata Allocation.

The Separate Account administrative charge and the mortality and expense risk charge are assessed against each Sub-Account that generates a charge. In the event that a charge is greater than the value of the Sub-Account to which it relates on a Monthly Processing Date, the unpaid balance will be totaled and the Company will make a Pro-Rata Allocation.

Monthly Deductions are made on the Date of Issue and on each Monthly Processing Date until the Final Premium Payment Date. No Monthly Deductions will be made on or after the Final Premium Payment Date. See CHARGES AND DEDUCTIONS -- "Monthly Deductions from Certificate Value."

TRANSACTION CHARGES

Each of the charges listed below is designed to reimburse the Company for administrative costs incurred in the applicable transaction.

TRANSACTION CHARGE ON PARTIAL WITHDRAWALS

A transaction charge, which is up to the smaller of 2% of the amount withdrawn, or $25, is assessed at the time of each partial withdrawal to reimburse the Company for the cost of processing the withdrawal. In addition to the transaction charge, a partial withdrawal charge may also be made under certain circumstances. See CHARGES AND DEDUCTIONS -- "Charges on Partial Withdrawal." The transaction fee applies to all partial withdrawals, including a Withdrawal without a surrender charge.

CHARGE FOR CHANGE IN FACE AMOUNT

For each increase or decrease in the Face Amount, a charge of $2.50 per $1,000 of increase or decrease up to $40, may be deducted from the Certificate Value. This charge is designed to reimburse the Company for underwriting and administrative costs associated with the change. See THE CERTIFICATE -- "Change in Face Amount" and CHARGES AND DEDUCTIONS -- "Charge for Change in Face Amount."

TRANSFER CHARGE

The first twelve transfers of Certificate Value in a Certificate year will be free of charge. Thereafter, with certain exceptions, a transfer charge of $10 will be imposed for each transfer request to reimburse the Company for the costs of processing the transfer. See THE CERTIFICATE -- "Transfer Privilege" and CHARGES AND DEDUCTIONS -- "Transfer Charges."

OTHER ADMINISTRATIVE CHARGES

The Company reserves the right to impose a charge for the administrative costs associated with changing the Net Premium allocation instructions, for changing the allocation of any Monthly Deductions among the various Sub-Accounts, or for a projection of values. See CHARGES AND DEDUCTIONS -- "Other Administrative Charges."

CHARGES OF THE UNDERLYING INVESTMENT FUNDS

In addition to the charges described above, certain fees and expenses are deducted from the assets of the Underlying Investment Funds. See CHARGES AND DEDUCTIONS -- "Charges Reflected in the Assets of the Separate Account." The levels of fees and expenses vary among the Underlying Investment Funds.

CERTIFICATE VALUE AND SURRENDER VALUE

The Certificate Value is the total amount available for investment under a Certificate at any time. It is the sum of the value of all Units in the Sub-Accounts of the Separate Account and all accumulations in the General Account of the Company credited to the Certificate. The Certificate Value reflects the amount and frequency of Net Premiums paid, charges and deductions imposed under the Certificate, interest credited to accumulations in the General Account, investment performance of the Sub-Accounts to which Certificate Value has been allocated, and partial withdrawals. The Certificate Value may be relevant to the computation of the Death Proceeds. You bear the entire investment risk for amounts allocated to the Separate Account. The Company does not guarantee a minimum Certificate Value.

The Surrender Value will be the Certificate Value, less any Debt and surrender charges. The Surrender Value is relevant, for example, in the computation of the amounts available upon partial withdrawals, Certificate loans or surrender.

CHARGES OF THE UNDERLYING FUNDS


In addition to the charges described above, certain fees and expenses are deducted from the assets of the Underlying Funds. The levels of fees and expenses vary among the Underlying Funds. The following table shows the expenses of the Underlying Funds for 2000.



                                          MANAGEMENT FEE              OTHER EXPENSES        TOTAL FUND
                                            (AFTER ANY                  (AFTER ANY        EXPENSES (AFTER
                                            VOLUNTARY       12B-1       APPLICABLE         ANY WAIVERS/
UNDERLYING FUND                              WAIVERS)       FEES+     REIMBURSEMENTS)     REIMBURSEMENTS)
---------------                           --------------   --------   ---------------   -------------------
AIT Core Equity Fund*...................       0.52%         0.00%      0.05%            0.57%(1)(2)
AIT Equity Index Fund...................       0.27%         0.00%      0.06%            0.33%(1)(2)
AIT Government Bond Fund................       0.50%         0.00%      0.11%            0.61%(1)
AIT Money Market Fund*..................       0.31%         0.00%      0.05%            0.36%(1)
AIT Select Aggressive Growth Fund.......       0.78%         0.00%      0.05%            0.83%(1)(2)
AIT Select Capital Appreciation Fund....       0.87%         0.00%      0.07%            0.94%(1)(2)
AIT Select Emerging Markets Fund........       1.35%         0.00%      0.54%            1.89%(1)(2)
AIT Select Growth and Income Fund.......       0.67%         0.00%      0.06%            0.73%(1)
AIT Select Growth Fund..................       0.76%         0.00%      0.05%            0.81%(1)(2)
AIT Select International Equity Fund....       0.88%         0.00%      0.11%            0.99%(1)(2)
AIT Select Investment Grade Income
 Fund...................................       0.42%         0.00%      0.07%            0.49%(1)
AIT Select Strategic Growth Fund........       0.85%         0.00%      0.30%            1.15%(1)(2)
AIT Select Strategic Income Fund**......       0.60%         0.00%      0.17%            0.77%(1)
AIT Select Value Opportunity Fund.......       0.88%         0.00%      0.06%            0.94%(1)(2)
DGPF International Equity Series........       0.78%         0.00%      0.17%            0.95%(3)(4)
Fidelity VIP Equity-Income Portfolio....       0.48%         0.00%      0.08%            0.56%(5)
Fidelity VIP Growth Portfolio...........       0.57%         0.00%      0.08%            0.65%(5)
Fidelity VIP High Income Portfolio......       0.58%         0.00%      0.10%            0.68%(5)
Fidelity VIP Overseas Portfolio.........       0.72%         0.00%      0.17%            0.89%(5)
Fidelity VIP II Asset Manager
 Portfolio..............................       0.53%         0.00%      0.08%            0.61%(5)
Fidelity VIP II
 Contrafund-Registered Trademark-
 Portfolio..............................       0.57%         0.00%      0.09%            0.66%(5)
Fidelity VIP II Index 500 Portfolio.....       0.24%         0.00%      0.04%            0.28%(5)(6)
Janus Aspen Aggressive Growth Portfolio
 (Service Shares).......................       0.65%         0.25%      0.02%            0.92%(7)
PIMCO Total Return Bond Portfolio.......       0.25%         0.15%      0.25%            0.65%(8)
T. Rowe Price International Stock
 Portfolio..............................       1.05%         0.00%      0.00%            1.05%(9)
UIF Fixed Income Portfolio..............       0.21%         0.00%      0.49%            0.70%(10)
UIF Technology Portfolio................       0.59%         0.00%      0.56%            1.15%(10)



+ The Company may receive service fees or 12b-1 fees from the Underlying Funds in return for providing certain services. In addition, the Company may receive fees from the investment advisers or other service providers for providing such services.



* Effective October 1, 2000, the management fee rates for the AIT Core Equity Fund and AIT Money Market Fund were revised. The Management Fee and Total Fund Expense ratios shown in the table above have been adjusted to reflect current revised fee rates.



** This portfolio commenced operations on July 3, 2000. "Other Expenses") are based upon estimated amounts for the current fiscal year.



(1) Through December 31, 2001, Allmerica Financial Investment Management Services, Inc. ("AFIMS") has declared a voluntary expense limitation of 1.50% of average net assets for AIT Select International Equity Fund, 1.35% for AIT Select Aggressive Growth Fund and AIT Select Capital Appreciation Fund, 1.25% for AIT Select Value Opportunity Fund, 1.20% for AIT Select Growth Fund, AIT Select Strategic Growth Fund and AIT Core Equity Fund, 1.10% for AIT Select Growth and Income Fund, 1.00% for AIT Select Strategic Income Fund, AIT Select Investment Grade Income Fund and AIT Government Bond Fund, and 0.60% for AIT Money Market Fund and AIT Equity Index Fund. The total operating expenses of the funds were less than their respective expense limitations throughout 2000.

In addition, through December 31, 2001, AFIMS has agreed to voluntarily waive its management fee to the extent that expenses of the AIT Select Emerging Markets Fund exceed 2.00% of the Fund's average daily net assets, except that such waiver shall not exceed the net amount of management fees earned by AFIMS from the Fund after subtracting fees paid by AFIMS to a sub-advisor.



Through December 31, 2001, the AIT Select Value Opportunity Fund's management fee rate has been voluntarily limited to an annual rate of 0.90% of average daily net assets, and total expenses are limited to 1.25% of average daily net assets.



The declaration of a voluntary management fee or expense limitation in any year does not bind AFIMS to declare future expense limitations with respect to these Funds. These limitations may be terminated at any time.



(2) These Funds have entered into agreements with brokers whereby the brokers rebate a portion of commissions. These amounts have been treated as reductions of expenses. Including these reductions, total annual fund operating expenses were 0.52% for AIT Core Equity Fund, 0.32% for AIT Equity Index Fund, 0.81% for AIT Select Aggressive Growth Fund, 0.93% for AIT Select Capital Appreciation Fund, 1.84% for AIT Select Emerging Markets Fund, 0.80% for AIT Select Growth Fund, 0.98% for AIT Select International Equity Fund, 1.10% for AIT Select Strategic Growth Fund, and 0.87% for AIT Select Value Opportunity.



(3) For the fiscal year ended December 31, 2000, before waiver and/or reimbursement by the investment adviser, total Series expenses as a percentage of average daily net assets were 1.02% for DGPF International Equity Series.



(4) Effective May 1, 2001 through October 31, 2001, the investment adviser for the Series of DGPF has agreed voluntarily to waive their management fees and reimburse the Series for expenses to the extent that total expenses will not exceed 0.95% for the DGPF International Equity Series. The fee ratios shown above have been restated, if necessary, to reflect the new voluntary limitations which took effect on May 1, 2001. The declaration of a voluntary expense limitation does not bind the investment adviser to declare future expense limitations with respect to this Fund.



(5) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses, and/or because through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses.



(6) The fund's manager has voluntarily agreed to reimburse the class's expenses if they exceed a certain level. Absent this reimbursement the annual class operating expenses would have been 0.33%. This arrangement may be discontinued by the fund's manager at any time.



(7) Expenses are based upon expenses for the fiscal year ended December 31, 2000, restated to reflect a reduction in the management fee for the Janus Aspen Aggressive Growth Portfolio. Expenses are stated both with and without contractual waivers by Janus Capital. Waivers, if applicable, are first applied against the management fee and then against other expenses, and will continue until at least until the next annual renewal of the advisory agreement. All expenses are shown without the effect of any expense offset arrangements.



(8) Other Expenses reflect a 0.25% Administration Fee.



(9) Management fees include operating expenses.



(10) Morgan Stanley Asset Management ("MSAM") has voluntarily agreed to waive its management fees and to reimburse the UIF Technology Portfolio and Fixed Income Portfolios if processing of such fees would cause the total annual operating expenses of the portfolio to exceed 1.15% for the UIF Technology Portfolio and 0.70% for the UIF Fixed Income Portfolio of average daily net assets. This fee waiver and reimbursement are voluntary and may be terminated at any time without notice. Without the reimbursement, total fund expenses would have been 1.36% for the UIF Technology Portfolio and 0.89% for the UIF Fixed Income Portfolio in 2000.


The Underlying Fund information above was provided by the Underlying Funds and was not independently verified by the Company.

                        SUMMARY OF CERTIFICATE FEATURES

This Summary is intended to provide only a very brief overview of the more significant aspects of the Certificate. If you are considering the purchase of this product, you should read the remainder of this Prospectus carefully before making a decision. It offers a more complete presentation of the topics presented here, and will help you better understand the product. However, the Certificate, together with its attached application, constitutes the entire agreement between you and the Company.

Within limits, you may choose the amount of initial premium desired and the initial Death Benefit. You have the flexibility to vary the frequency and amount of premium payments, subject to certain restrictions and conditions. You may withdraw a portion of the Certificate's Surrender Value, or the Certificate may be fully surrendered at any time, subject to certain limitations.

There is no guaranteed minimum Certificate Value. The value of a Certificate will vary up or down to reflect the investment experience of allocations to the Sub-Accounts and the fixed rates of interest earned by allocations to the General Account. The Certificate Value will also be adjusted for other factors, including the amount of charges imposed. The Certificate will remain in effect so long as the Certificate Value less any outstanding Debt is sufficient to pay certain monthly charges imposed in connection with the Certificate. The Certificate Value may decrease to the point where the Certificate will lapse and provide no further death benefit without additional premium payments.

If the Certificate is in effect at the death of the Insured, the Company will pay a Death Benefit (the "Death Proceeds") to the Beneficiary. Prior to the Final Premium Payment Date, the Death Proceeds equal the Death Benefit, less any Debt, partial withdrawals, and any due and unpaid charges. After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the Certificate. If the Guideline Premium Test is in effect (see "Election of Death Benefit Options"), you may choose either Death Benefit Option 1 (the Death Benefit is fixed in amount) or Death Benefit Option 2 (the Death Benefit includes the Certificate Value in addition to a fixed insurance amount) and may change between Death Benefit Option 1 and Option 2, subject to certain conditions. If the Cash Value Accumulation Test is in effect, Death Benefit Option 3 (the Death Benefit is fixed in amount) will apply. A Minimum Death Benefit, equivalent to a percentage of the Certificate Value, will apply if greater than the Death Benefit otherwise payable under Option 1, Option 2 or Option 3.

In certain circumstances, a Certificate may be considered a "modified endowment contract." Under the Internal Revenue Code ("Code"), any Certificate loan, partial withdrawal or surrender from a modified endowment contract may be subject to tax and tax penalties. See FEDERAL TAX CONSIDERATIONS -- "Modified Endowment Contracts."

THE CERTIFICATE

The Certificate issued under a group flexible premium variable life policy offered by this Prospectus allows you, subject to certain limitations, to make premium payments in any amount and frequency. As long as the Certificate remains in force, it will provide for:

    - life insurance coverage on the named Insured;

    - Certificate Value;

    - surrender rights and partial withdrawal rights;

    - loan privileges; and

    - in some cases, additional insurance benefits available by rider for an additional charge.

The Certificates provide Death Benefits, Certificate Values, and other features traditionally associated with life insurance policies. The Certificates are "variable" because, unlike the fixed benefits of ordinary whole life insurance, the Certificate Value will, and under certain circumstances the Death Proceeds may, increase or decrease depending on the investment experience of the Sub-Accounts of the Separate Account. They are "flexible premium" Certificates, because, unlike traditional insurance policies, there is no fixed schedule for premium payments. However, you may be required to provide evidence of insurability as a condition to our accepting any payment that would increase the Insurance Amount at Risk (the Death Benefit less the Certificate Value). If evidence of insurability is required, the Company will return the payment to you and if your payment exceeds our maximum limit (defined below) the Company may not accept any additional payments which would increase the Insurance Amount at Risk and shall not provide any additional death benefit until (1) evidence of insurability for the Insured has been received by the Company and (2) the Company has notified you that the Insured is in a satisfactory underwriting class. You may then make payments that increase the Insurance Amount at Risk for 60 days (but not later than the Final Payment Date) following the date of such notification by the Company.

Although you may establish a schedule of premium payments ("planned premium payments"), failure to make the planned premium payments will not necessarily cause a Certificate to lapse, nor will making the planned premium payments guarantee that a Certificate will remain in force. Thus, you may, but are not required to, pay additional premiums. The Company may limit the maximum payment received in any certificate year but in no event will the limit be less than the maximum Level Premium shown in the certificate.

The Certificate will remain in force until the Surrender Value is insufficient to cover the next Monthly Deduction and loan interest accrued, if any, and a grace period of 62 days has expired without adequate payment being made by you.

ALLOCATION OF NET PREMIUMS

Net Premiums are the premiums paid less any premium expense charge. The Certificate, together with its attached enrollment form, constitutes the entire agreement between you and the Company. Net Premiums may be allocated to one or more Sub-Accounts of the Separate Account, to the General Account, or to any combination of Accounts. You bear the investment risk of Net Premiums allocated to the Sub-Accounts. Allocations may be made to no more than 20 Sub-Accounts at any one time. The minimum allocation is 1% of Net Premium. All allocations must be in whole numbers and must total 100%. See THE CERTIFICATE -- "Allocation of Net Premiums."

CERTIFICATE ISSUANCE

At the time of enrollment, the proposed Insured will complete an enrollment form which lists the proposed amount of insurance and indicates how much of that insurance is considered eligible for simplified underwriting. If the eligibility questions on the enrollment form are answered "No," the Company will provide immediate coverage equal to the simplified underwriting amount. If the proposed insured is in a standard premium class, any insurance in excess of the simplified underwriting amount will begin on the date the enrollment form and medical examination, if any, are completed. If the proposed Insured cannot answer the eligibility questions "No," and if the proposed Insured is not a standard risk, insurance coverage will begin only after the Company
(1) approves the enrollment form, (2) the Certificate is delivered and accepted, and (3) the first premium is paid.

If any premiums are paid prior to the issuance of the Certificate, such premiums will be held in the General Account. If your enrollment form is approved and the Certificate is issued and accepted, the initial premiums held in the General Account will be credited with interest at a specified rate beginning not later than the date of receipt of the premiums at the Company's Principal Office. IF A CERTIFICATE IS NOT ISSUED AND ACCEPTED, THE INITIAL PREMIUMS WILL BE RETURNED TO YOU WITHOUT INTEREST.

Premiums allocated to the General Account will earn a fixed rate of interest. Net Premiums and minimum interest are guaranteed by the Company. For more information, see MORE INFORMATION ABOUT THE GENERAL ACCOUNT.

FREE-LOOK PERIOD

The Certificate provides for an initial Free-Look Period. You may cancel the Certificate by mailing or delivering it to the Principal Office or to an agent of the Company on or before the latest of (a) 45 days after the enrollment form for the Certificate is signed, (b) 10 days after you receive the Certificate, or
(c) 10 days (20 or 30 days if required in your state) after the Company mails or personally delivers a Notice of Withdrawal Rights to you.

When you return the Certificate, the Company will mail a refund to you within seven days. The refund of any premium paid by check may be delayed until the check has cleared your bank. If your Certificate provides for a full refund of the initial premium under its "Right-to-Examine Certificate" provision as required in you state, your refund will be the greater of (a) your entire premium, or (b) the Certificate Value plus deductions under the Certificate, or by the Underlying Funds for taxes, charges or fees. If your Certificate does not provide for a full refund of the initial premium, you will receive the Certificate Value in the Separate Account, plus premiums paid (including fees and charges), minus the amounts allocated to the Separate Account, plus the fees and charges imposed on amounts in the Separate Account. After an increase in the Face Amount, a right to cancel the increase also applies. See THE
CERTIFICATE -- "Free-Look Period."

CONVERSION PRIVILEGES

During the first 24 Certificate months after the Date of Issue, subject to certain restrictions, you may convert this Certificate to a flexible premium fixed adjustable life insurance Certificate by simultaneously transferring all accumulated value in the Sub-Accounts to the General Account and instructing the Company to allocate all future premiums to the General Account. A similar conversion privilege is in effect for 24 Certificate months after the date of an increase in the Face Amount. Where required by state law, and at your request, the Company will issue a flexible premium adjustable life insurance Certificate to you. The new Certificate will have the same Face Amount, issue Age, Date of Issue, and risk classifications as the original Certificate. See THE
CERTIFICATE -- "Conversion Privileges."

PARTIAL WITHDRAWAL

After the first Certificate year, you may make partial withdrawals in a minimum amount of $500 from the Certificate Value. Under Option 1 or Option 3, the Face Amount is reduced by the amount of the partial withdrawal, and a partial withdrawal will not be allowed if it would reduce the Face Amount below $40,000.

A transaction charge which is described in CHARGES AND DEDUCTIONS -- "Charges on Partial Withdrawal," will be assessed to reimburse the Company for the cost of processing each partial withdrawal. A partial withdrawal charge may also be imposed upon a partial withdrawal. Generally, amounts withdrawn during each Certificate year in excess of 10% of the Certificate Value ("excess withdrawal") are subject to the partial withdrawal charge. The partial withdrawal charge is equal to 5% of the excess withdrawal up to the surrender charge on the date of withdrawal. If no surrender charge is applicable at the time of withdrawal, no partial withdrawal charge will be deducted. The Certificate's outstanding surrender charge will be reduced by the amount of the partial withdrawal charge deducted. See THE CERTIFICATE -- "Partial Withdrawal" and CHARGES AND
DEDUCTIONS -- "Charges on Partial Withdrawal."

LOAN PRIVILEGE

You may borrow against the Certificate Value. The total amount you may borrow is the Loan Value. Loan Value in the first Certificate year is 75% of an amount equal to the Certificate Value less surrender charge,

Monthly Deductions, and interest on the Certificate loan to the end of the Certificate year. Thereafter, Loan Value is 90% of an amount equal to Certificate Value less the surrender charge.

Certificate loans will be allocated among the General Account and the Sub-Accounts in accordance with your instructions. If no allocation is made by you, the Company will make a Pro-Rata Allocation among the Accounts. In either case, Certificate Value equal to the Certificate loan will be transferred from the appropriate Sub-Accounts to the General Account, and will earn monthly interest at an effective annual rate of at least 6%. Therefore, a Certificate loan may have a permanent impact on the Certificate Value even though it is eventually repaid. Although the loan amount is a part of the Certificate Value, the Death Proceeds will be reduced by the amount of outstanding Debt at the time of death.

Certificate loans will bear interest at a fixed rate of 8% per year, due and payable in arrears at the end of each Certificate year. If interest is not paid when due, it will be added to the loan balance. Certificate loans may be repaid at any time. You must notify the Company if a payment is a loan repayment; otherwise, it will be considered a premium payment. Any partial or full repayment of Debt by you will be allocated to the General Account or Sub-Accounts in accordance with your instructions. If you do not specify an allocation, the Company will allocate the loan repayment in accordance with your most recent premium allocation instructions. See CERTIFICATE LOANS.

PREFERRED LOAN OPTION

A preferred loan option is available under the Certificates. The preferred loan option will be available upon Written Request. It may be revoked by you at any time. If this option has been selected, after the tenth certificate anniversary Certificate Value in the General Account equal to the loan amount will be credited with interest at an effective annual yield of at least 7.5%. Our current practice is to credit a rate of interest equal to the rate being charged for the preferred loan.

There is some uncertainty as to the tax treatment of a preferred loan, which may be treated as a taxable withdrawal from the Certificate. See FEDERAL TAX CONSIDERATIONS -- "Certificate Loans." Consult a qualified tax adviser (and see FEDERAL TAX CONSIDERATIONS). THE PREFERRED LOAN OPTION IS NOT AVAILABLE IN ALL STATES.

CERTIFICATE LAPSE AND REINSTATEMENT

Failure to make premium payments will not cause a Certificate to lapse unless:
(a) the Surrender Value is insufficient to cover the next Monthly Deduction plus loan interest accrued, if any, or (b) Debt exceeds the Certificate Value. A 62-day grace period applies to each situation. Subject to certain conditions (including Evidence of Insurability showing that the Insured is insurable according to the Company's underwriting rules and the payment of sufficient premium), the Certificate may be reinstated at any time within three years after the expiration of the grace period and prior to the Final Premium Payment Date. See CERTIFICATE TERMINATION AND REINSTATEMENT.

DEATH PROCEEDS

The Certificate provides for the payment of certain Death Proceeds to the named Beneficiary upon the death of the Insured. Prior to the Final Premium Payment Date, the Death Proceeds will be equal to the Death Benefit, reduced by any outstanding Debt, partial withdrawals, partial withdrawal charges, and any Monthly Deductions due and not yet deducted through the Certificate month in which the Insured dies. Three Death Benefit Options are available. Under
Option 1 and Option 3, the Death Benefit is the greater of the Face Amount or the applicable Minimum Death Benefit. Under Option 2, the Death Benefit is the greater of the Face Amount plus the Certificate Value or the Minimum Death Benefit. The Minimum Death Benefit is equivalent to a percentage (determined each month based on the Insured's Age) of the Certificate Value. On or after the Final Premium Payment Date, the Death Proceeds will equal the Surrender Value. See THE CERTIFICATE -- "Death Proceeds."

The Death Proceeds under the Certificate may be received in a lump sum or under one of the Payment Options the Company offers. See APPENDIX B -- PAYMENT OPTIONS.

FLEXIBILITY TO ADJUST DEATH BENEFIT

Subject to certain limitations, you may adjust the Death Benefit, and thus the Death Proceeds, at any time prior to the Final Premium Payment Date, by increasing or decreasing the Face Amount of the Certificate. Any change in the Face Amount will affect the monthly cost of insurance charges and the amount of the surrender charge. If the Face Amount is decreased, a pro-rata surrender charge may be imposed. The Certificate Value is reduced by the amount of the charge. See THE CERTIFICATE -- "Change in Face Amount."

The minimum increase in the Face Amount will vary by group, but will in no event exceed $10,000. Any increase may also require additional Evidence of Insurability. The increase is subject to a "free-look period" and, during the first 24 months after the increase, to a conversion privilege. See THE CERTIFICATE -- "Free-Look Period" and "Conversion Privileges."

You may, depending on the group to which the Policy is issued, have the flexibility to add additional insurance benefits by rider. These may include the Waiver of Premium Rider, Other Insured Rider, Children's Insurance Rider, Accidental Death Benefit Rider, Option to Accelerate Benefits Rider, Refund of Sales Load Rider, and Exchange Option Rider. See APPENDIX A -- OPTIONAL BENEFITS.

The cost of these optional insurance benefits will be deducted from the Certificate Value as part of the Monthly Deduction. See CHARGES AND DEDUCTIONS -- "Monthly Deduction from Certificate Value."

INVESTMENT OPTIONS


The Certificates permit Net Premiums to be allocated either to the General Account or to the Separate Account. The Separate Account consists of 35 Sub-Accounts, of which 27 are available under the Certificates. You may have allocations in up to 20 Sub-Accounts at one time. Each Sub-Account invests exclusively in a corresponding Underlying Fund of the Allmerica Investment Trust ("Trust") managed by Allmerica Financial Investment Management Services, Inc. ("AFIMS"), of the Delaware Group Premium Fund ("DGPF") managed by Delaware International Advisers Ltd., of the Fidelity Variable Insurance Products Fund ("Fidelity VIP") or the Fidelity Variable Insurance Products Fund II ("Fidelity VIP II") managed by Fidelity Management & Research Company, of Janus Aspen Series ("Janus Aspen") managed by Janus Capital, of PIMCO Variable Insurance Trust ("PIMCO") managed by Pacific Investment Management Company LLC, of T. Rowe Price International Series, Inc. ("T. Rowe Price") managed by Rowe Price-Fleming International, Inc., or of The Universal Institutional Funds, Inc. ("UIF") (formerly Morgan Stanley Dean Witter Universal Funds, Inc.) managed by Morgan Stanley Asset Management ("MSAM"). The UIF Fixed Income Portfolio is available only to employees of Duke Energy Corporation and its affiliates. In some states, insurance regulations may restrict the availability of particular Underlying Funds. The Certificates permit you to transfer Certificate Value among the available Sub-Accounts and between the Sub-Accounts and the General Account, subject to certain limitations described under THE CERTIFICATE -- "Transfer Privilege."


The value of each Sub-Account will vary daily depending upon the performance of the Underlying Fund in which it invests. Each Sub-Account reinvests dividends or capital gains distributions received from an Underlying Fund in additional shares of that Underlying Fund. There can be no assurance that the investment objectives of the Underlying Funds can be achieved. For more information, see DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT, AND THE UNDERLYING FUNDS.

TAX TREATMENT

The Certificate is generally subject to the same federal income tax treatment as a conventional fixed benefit life insurance policy. Under current tax law, to the extent there is no change in benefits, you will be taxed on the Certificate Value withdrawn from the Certificate only to the extent that the amount withdrawn exceeds the total premiums paid. Withdrawals in excess of premiums paid will be treated as ordinary income. During the first 15 Certificate years, however, an "interest-first" rule applies to any distribution of cash that is required under Section 7702 of the Code because of a reduction in benefits under the Certificate. Death Proceeds under the Certificate are excludable from the gross income of the Beneficiary, but in some circumstances the Death Proceeds or the Certificate Value may be subject to federal estate tax. See FEDERAL TAX CONSIDERATIONS -- "Taxation of the Certificates."

The Certificate offered by this Prospectus may be considered a "modified endowment contract" if it fails a "seven-pay" test. A Certificate fails to satisfy the seven-pay test if the cumulative premiums paid under the Certificate at any time during the first seven Certificate years, or within seven years of a material change in the Certificate, exceed the sum of the net level premiums that would have been paid, had the Certificate provided for paid-up future benefits after the payment of seven level annual premiums. If the Certificate is considered a modified endowment contract, all distributions (including Certificate loans, partial withdrawals, surrenders or assignments) will be taxed on an "income-first" basis. With certain exceptions, an additional 10% penalty will be imposed on the portion of any distribution that is includible in income. For more information, see FEDERAL TAX CONSIDERATIONS -- "Modified Endowment Contracts."

                            ------------------------

This Summary is intended to provide only a very brief overview of the more significant aspects of the Certificate. The Prospectus and the Certificate provide further detail. The Certificate provides insurance protection for the named beneficiary. The Certificate and its attached application or enrollment form are the entire agreement between you and the Company.

THE PURPOSE OF THE CERTIFICATE IS TO PROVIDE INSURANCE PROTECTION FOR THE BENEFICIARY. IT MAY NOT BE ADVANTAGEOUS TO PURCHASE FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE AS A REPLACEMENT FOR YOUR CURRENT LIFE INSURANCE, OR IF YOU ALREADY OWN A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CERTIFICATE.

NO CLAIM IS MADE THAT THE CERTIFICATE IS IN ANY WAY SIMILAR OR COMPARABLE TO A SYSTEMATIC INVESTMENT PLAN OF A MUTUAL FUND.

               DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT,
                            AND THE UNDERLYING FUNDS

THE COMPANY


The Company is a life insurance company organized under the laws of Delaware in July 1974. Its Principal Office is located at 440 Lincoln Street, Worcester, Massachusetts 01653, Telephone 508-855-1000 ("Principal Office"). Prior to October 1, 1995, the Company was known as SMA Life Assurance Company. As of December 31, 2000, the Company had over $18 billion in assets and over $27 billion of life insurance in force. The Company is subject to the laws of the State of Delaware governing insurance companies and to regulation by the Commissioner of Insurance of Delaware. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. The Company is an indirectly wholly owned subsidiary of First Allmerica Financial Life Insurance Company ("First Allmerica"), formerly State Mutual Life Assurance Company of America, 440 Lincoln Street, Worcester, Massachusetts. First Allmerica, organized under the laws of Massachusetts in 1844, is the fifth oldest life insurance company in America.


The Company is a charter member of the Insurance Marketplace Standards Association ("IMSA"). Companies that belong to IMSA subscribe to a rigorous set of standards that cover the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving sales and service of individual life insurance and annuity products.

THE SEPARATE ACCOUNT

The Separate Account was authorized by vote of the Board of Directors of the Company on November 22, 1993. The Separate Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve the supervision of its management or investment practices or policies of the Separate Account or the Company by the SEC.


The assets used to fund the variable portion of the Certificates are set aside in the Separate Account and are kept separate and apart from the general assets of the Company. Under Delaware law, assets equal to the reserves and other liabilities of the Separate Account may not be charged with any liabilities arising out of any other business of the Company. The Separate Account currently has 35 Sub-Accounts, of which 27 are available under this Certificate. You may have allocations in up to 20 Sub-Accounts at one time. Each Sub-Account is administered and accounted for as part of the general business of the Company, but the income, capital gains, or capital losses of each Sub-Account are allocated to such Sub-Account, without regard to other income, capital gains, or capital losses of the Company or the other Sub-Accounts. Each Sub-Account invests exclusively in a corresponding investment portfolio ("Underlying Fund") of the Allmerica Investment Trust, the Delaware Group Premium Fund, the Fidelity Variable Insurance Products Fund, the Fidelity Variable Insurance Products
Fund II, the Janus Aspen Series, the PIMCO Variable Insurance Trust, the
T. Rowe Price International Series, Inc. or The Universal Institutional
Funds, Inc.


THE UNDERLYING FUNDS

Each Underlying Fund pays a management fee to an investment manager or adviser for managing and providing services to the Underlying Fund. However, management fee waivers and/or reimbursements may be in effect for certain or all of the Underlying Funds. For specific information regarding the existence and effect of any waiver/reimbursements see "CHARGES OF THE UNDERLYING FUNDS" under the SUMMARY OF FEES AND CHARGES section. The prospectuses of the Underlying Funds also contain information regarding fees for advisory services and should be read in conjunction with this prospectus.

ALLMERICA INVESTMENT TRUST

Allmerica Investment Trust (the "Trust") is an open-end, diversified, management investment company registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of the Trust or its separate investment Funds.


The Trust was established as a Massachusetts business trust on October 11, 1984 for the purpose of providing a vehicle for the investment of assets of various separate accounts established by First Allmerica, the Company, or other insurance companies. Fourteen investment portfolios of the Trust ("Funds") are available under the Certificates, each issuing a series of shares: AIT Core Equity Fund, AIT Equity Index Fund, AIT Money Market Fund, AIT Government Bond Fund, AIT Select Aggressive Growth Fund, AIT Select Capital Appreciation Fund, AIT Select Emerging Markets Fund, AIT Select Growth and Income Fund, AIT Select Growth Fund, AIT Select International Equity Fund, AIT Select Investment Grade Income Fund, AIT Select Strategic Growth Fund, AIT Select Strategic Income Fund, and AIT Select Value Opportunity Fund. The assets of each Fund are held separate from the assets of the other Funds.



Allmerica Financial Investment Management Services, Inc. ("AFIMS") serves as investment manager of the Trust. Under the Management Agreement with the Trust, AFIMS has entered into agreements with investment advisers ("Sub-Advisers") selected by AFIMS and Trustees in consultation with BARRA RogersCasey, Inc. Under each Sub-Adviser Agreement, the Sub-Adviser is authorized to engage in portfolio transactions on behalf of the Fund, subject to the Trustee's instructions. The Sub-Advisers (other than Allmerica Asset Management, Inc.) are not affiliated with the Company or the Trust.


DELAWARE GROUP PREMIUM FUND


Delaware Group Premium Fund ("DGPF") is an open-end, diversified management investment company registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of DGPF or its separate investment series. DGPF was established to serve as an investment vehicle for various separate accounts supporting variable insurance policies. One investment portfolio ("Series") is available under the Policy:
DGPF International Equity Series. Shares of the Series are not offered to the general public but solely to separate accounts of life insurance companies. The Investment adviser for DGPF International Equity Series is Delaware International Advisers Ltd. ("Delaware International").


FIDELITY VARIABLE INSURANCE PRODUCTS FUND

Fidelity Variable Insurance Products Fund ("Fidelity VIP"), managed by Fidelity Management & Research Company ("FMR"), is an open-end, diversified, management investment company organized as a Massachusetts business trust on November 13, 1981, and is registered with the SEC under the 1940 Act. Four of its investment portfolios are available under the Certificates: the Fidelity VIP High Income Portfolio, Fidelity VIP Equity-Income Portfolio, Fidelity VIP Growth Portfolio and Fidelity VIP Overseas Portfolio.

Various Fidelity companies perform certain activities required to operate VIP. FMR is one of America's largest investment management organizations, and has its principal business address at 82 Devonshire Street, Boston, Massachusetts. It is composed of a number of different companies which provide a variety of financial services and products. FMR is the original Fidelity company, founded in 1946. It provides a number of mutual funds and other clients with investment research and portfolio management services. The Portfolios of Fidelity VIP, as part of their operating expenses, pay an monthly management fee to FMR for managing investments and business affairs. The prospectus of Fidelity VIP contains additional information concerning the Portfolios, including information concerning additional expenses paid by the Portfolios, and should be read in conjunction with this Prospectus.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND II

Fidelity Variable Insurance Products Fund II ("Fidelity VIP II"), managed by FMR (see discussion under "Fidelity Variable Insurance Products Fund"), is an open-end, diversified, management investment company organized as a Massachusetts business trust on March 21, 1988 and is registered with the SEC under the 1940

Act. Three of its investment portfolios are available under the Certificate: the Fidelity VIP II Asset Manager Portfolio, Fidelity VIP II Contrafund-Registered Trademark- Portfolio, and Fidelity VIP II Index 500 Portfolio


JANUS ASPEN SERIES



Janus Aspen Series ("Janus Aspen") is an open-end, management investment company registered with the SEC. It was organized as a Delaware Business trust on May 20, 1993. Janus Capital is the investment adviser of Janus Aspen. One of its investment portfolios is currently available under the Certificate: Janus Aspen Aggressive Growth Portfolio.



PIMCO VARIABLE INSURANCE TRUST



PIMCO Variable Insurance Trust (the "Trust"), a Delaware business trust, is an open-end management investment company established under a Trust Instrument dated October 3, 1997. Pacific Investment Management Company LLC ("PIMCO") is the investment adviser for the PIMCO Variable Insurance Trust and was organized in 1971. PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. One of its investment Portfolios is currently available under the Certificate: PIMCO Total Return Bond Portfolio II.


T. ROWE PRICE INTERNATIONAL SERIES, INC.


T. Rowe Price International Series, Inc. ("T. Rowe Price"), managed by T. Rowe Price International, Inc. ("Price-International"), is an open-end, diversified management investment company organized in 1994 as a Maryland Corporation, and is registered with the SEC under the 1940 Act. Price-International, the investment manager, is the successor to Rowe Price-Fleming International, Inc., founded in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings, Limited. In 2000, Rowe Price-Fleming International became wholly owned by T. Rowe Price Associates, Inc. Price-International is one of the largest no-load international mutual fund asset managers, with approximately $32.7 billion (as of December 31, 2000) under management in its offices in Baltimore, London, Tokyo, Hong Kong, Singapore and Buenos Aires and Paris. One of its investment portfolios is available under the Policy: the
T. Rowe Price International Stock Portfolio. An affiliate of Price-International, T. Rowe Price Associates, Inc. serves as Sub-Adviser to the AIT Select Capital Appreciation Fund.


THE UNIVERSAL INSTITUTIONAL FUNDS, INC.


The Universal Institutional Funds, Inc. ("UIF") is an open-end, management investment company that was organized as a Maryland corporation on March 26, 1996. Morgan Stanley Asset Management ("MSAM") is the investment adviser. The investment portfolios available under the Certificate are the UIF Technology Portfolio and UIF Fixed Income Portfolio, which is available only to employees of Duke Energy Corporation and its affiliates. On December 1, 1998, Morgan Stanley Asset Management Inc. changed its name to Morgan Stanley Dean Witter Investment Management Inc. but continues to do business in certain instances using the name Morgan Stanley Asset Management.


                       INVESTMENT OBJECTIVES AND POLICIES


A summary of investment objectives of each of the Underlying Funds is set forth below. The Underlying Funds are listed in alphabetical order within fund group. MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE UNDERLYING FUNDS AND OTHER RELEVANT INFORMATION REGARDING THE UNDERLYING INVESTMENT COMPANIES MAY BE FOUND IN THEIR RESPECTIVE PROSPECTUSES WHICH ACCOMPANY THIS PROSPECTUS AND SHOULD BE READ CAREFULLY BEFORE INVESTING. The statements of additional information of the Underlying Funds are available upon request. There can be no assurance that the investment objectives of the Underlying Funds can be achieved.



AIT GOVERNMENT BOND FUND -- seeks high income, preservation of capital and maintenance of liquidity, primarily through investments in debt instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and in related options, futures and repurchase agreements.

AIT MONEY MARKET FUND -- seeks to obtain maximum current income consistent with the preservation of capital and liquidity.



AIT SELECT AGGRESSIVE GROWTH FUND -- seeks above-average capital appreciation by investing primarily in common stocks of companies which are believed to have significant potential for capital appreciation.



AIT SELECT CAPITAL APPRECIATION FUND -- seeks long-term growth of capital. Realization of income is not a significant investment consideration, and any income realized on the Fund's investments will be incidental to its primary objective.



AIT SELECT EMERGING MARKETS FUND -- seeks long-term growth of capital by investing in the world's emerging markets.



AIT SELECT GROWTH AND INCOME FUND -- seeks a combination of long-term growth of capital and current income. The Fund will invest primarily in dividend-paying common stocks and securities convertible into common stocks.



AIT SELECT GROWTH FUND -- seeks to achieve long-term growth of capital by investing in a diversified portfolio consisting primarily of common stocks selected on the basis of their long-term growth potential.



AIT SELECT INTERNATIONAL EQUITY FUND -- seeks maximum long-term total return (capital appreciation and income) primarily by investing in common stocks of established non-U.S. companies.



AIT SELECT INVESTMENT GRADE INCOME FUND -- seeks as high a level of total return (including both income and capital appreciation) as is consistent with prudent investment management.



AIT SELECT STRATEGIC GROWTH FUND -- seeks long-term capital appreciation.



AIT SELECT STRATEGIC INCOME FUND -- seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing in various types of fixed income securities.



AIT SELECT VALUE OPPORTUNITY FUND -- seeks long-term growth of capital by investing primarily in a diversified portfolio of common stocks of small and mid-size companies, whose securities at the time of purchase are considered by the Sub-Adviser to be undervalued.


DGPF INTERNATIONAL EQUITY SERIES -- seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers providing the potential for capital appreciation and income.

FIDELITY VIP EQUITY-INCOME PORTFOLIO -- seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Portfolio also will consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500. The Portfolio may invest in high yielding, lower-rated fixed-income securities (commonly referred to as "junk bonds") which are subject to greater risk than investments in higher-rated securities. See "Risks of Lower-Rated Debt Securities" in the Fidelity VIP prospectus.

FIDELITY VIP GROWTH PORTFOLIO -- seeks to achieve capital appreciation. The Portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation also may be found in other types of securities, including bonds and preferred stocks.


FIDELITY VIP HIGH INCOME PORTFOLIO -- seeks to obtain a high level of current income, while also considering growth of capital.

FIDELITY VIP OVERSEAS PORTFOLIO -- seeks long-term growth of capital and provides a means for aggressive investors to diversify their own portfolios by participating in companies and economies outside of the United States.

FIDELITY VIP II ASSET MANAGER PORTFOLIO -- seeks high total return with reduced risk over the long term by allocating its assets among domestic and foreign stocks, bonds and short-term money market instruments.


FIDELITY VIP II CONTRAFUND-REGISTERED TRADEMARK- PORTFOLIO -- seeks long-term capital appreciation. The Portfolio invests primarily in common stocks of domestic and foreign issuers whose value is not fully recognized by the public. The Portfolio may invest in either growth stocks or value stocks or both.



FIDELITY VIP II INDEX 500 PORTFOLIO -- seeks investment results that correspond to the total return of a broad range of common stocks publicly traded in the United States, as represented by the S&P 500.



JANUS ASPEN AGGRESSIVE GROWTH PORTFOLIO (SERVICE SHARES) -- seeks long-term growth of capital. The Portfolio invests primarily in common stocks of medium-sized companies selected for their growth potential.



PIMCO TOTAL RETURN BOND PORTFOLIO II -- seeks to maximize total return, consistent with preservation of capital and prudent investment management.



T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO -- seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.



THE FOLLOWING UIF FIXED INCOME PORTFOLIO OF THE UNIVERSAL INSTITUTIONAL FUNDS, INC. IS AVAILABLE ONLY TO EMPLOYEES OF DUKE ENERGY CORPORATION AND ITS
AFFILIATES:



UIF FIXED INCOME PORTFOLIO -- seeks above-average return over a market cycle of three to five years by investing primarily in a diversified portfolio of U.S. Governments and Agencies, Corporate Bonds, Mortgage-Backed Securities, Foreign Bonds and other Fixed-Income Securities and Derivatives as further described in The Morgan Universal Institutional Funds, Inc. prospectus. The Portfolio's average weighted maturity will ordinarily exceed five years.



UIF TECHNOLOGY PORTFOLIO -- seeks long-term capital appreciation by investing primarily in equity securities of companies that the investment adviser expects will benefit from their involvement in technology and technology-related industries.


CERTAIN UNDERLYING FUNDS HAVE INVESTMENT OBJECTIVES AND/OR POLICIES SIMILAR TO THOSE OF CERTAIN OTHER UNDERLYING FUNDS. THEREFORE, TO CHOOSE THE SUB-ACCOUNTS WHICH WILL BEST MEET YOUR NEEDS AND OBJECTIVES, CAREFULLY READ THE PROSPECTUSES OF THE UNDERLYING FUNDS ALONG WITH THIS PROSPECTUS. IN SOME STATES, INSURANCE REGULATIONS MAY RESTRICT THE AVAILABILITY OF PARTICULAR SUB-ACCOUNTS.

If required in your state, in the event of a material change in the investment policy of a Sub-Account or the Underlying Fund in which it invests, you will be notified of the change. If you have Certificate Value in that Sub-Account, the Company will transfer it without charge on written request by you to another Sub-Account or to the General Account. The Company must receive your Written Request within sixty (60) days of the later of (1) the effective date of such change in the investment policy, or (2) the receipt of the notice of your right to transfer. You may then change your premium and deduction allocation percentages.

                                 VOTING RIGHTS

To the extent required by law, the Company will vote Underlying Fund shares held by each Sub-Account in accordance with instructions received from Certificate Owners with Certificate Value in such Sub-Account. If the 1940 Act or any rules thereunder should be amended, or if the present interpretation of the 1940 Act or such rules should change, and as a result the Company determines that it is permitted to vote shares in its own right, whether or not such shares are attributable to the Certificates, the Company reserves the right to do so.

Each person having a voting interest will be provided with proxy materials of the respective Underlying Fund, together with an appropriate form with which to give voting instructions to the Company. Shares held in each Sub-Account for which no timely instructions are received will be voted in proportion to the instructions received from all persons with an interest in such Sub-Account furnishing instructions to the Company. The Company will also vote shares held in the Separate Account that it owns and which are not attributable to Certificates in the same proportion.

The number of votes which a Certificate Owner has the right to instruct will be determined by the Company as of the record date established for the Underlying Fund. This number is determined by dividing each Certificate Owner's Certificate Value in the Sub-Account, if any, by the net asset value of one share in the corresponding Underlying Fund in which the assets of the Sub-Account are invested.

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the Fund shares be voted so as (1) to cause a change in the subclassification or investment objective of one or more of the Funds, or (2) to approve or disapprove an investment advisory contract for the Funds. In addition, the Company may disregard voting instructions that are in favor of any change in the investment policies or in any investment adviser or principal underwriter if the change has been initiated by Certificate Owners or the Trustees. Our disapproval of any such change must be reasonable and, in the case of a change in investment policies or investment adviser, based on a good faith determination that such change would be contrary to state law or otherwise is inappropriate in light of the objectives and purposes of the Funds. In the event we do disregard voting instructions, a summary of and the reasons for that action will be included in the next periodic report to Certificate Owners.

               ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

The Company reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Sub-Accounts or that the Sub-Accounts may purchase. If the shares of any Underlying Fund are no longer available for investment or if, in the Company's judgment, further investment in any Underlying Fund should become inappropriate in view of the purposes of the Separate Account or the affected Sub-Account, the Company may redeem the shares of that Underlying Fund and substitute shares of another registered open-end management company. The Company will not substitute any shares attributable to a Certificate interest in a Sub-Account without notice to the Certificate Owner and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law. The Separate Account may, to the extent permitted by law, purchase other securities for other certificates or permit a conversion between certificates upon request by a Certificate Owner.

The Company also reserves the right to establish additional Sub-Accounts of the Separate Account, each of which would invest in shares corresponding to a new Underlying Fund, or in shares of another investment company having a specified investment objective.

Subject to applicable law and any required SEC approval, the Company may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Certificate Owners on a basis to be determined by the Company.


Shares of the Funds of the Trust are also issued to separate accounts of the Company and its affiliates which issue variable annuity contracts ("mixed funding"). Shares of Underlying Funds are also issued to variable annuity and variable life separate accounts of other unaffiliated insurance companies ("mixed and shared funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life contract owners or variable annuity contract owners. Although the Company and the

Underlying Investment Companies do not currently foresee any such disadvantages to either variable life insurance contract owners or variable annuity contract owners, the Company and the respective Trustees intend to monitor events in order to identify any material conflicts between such contract owners and to determine what action, if any, should be taken in response thereto. If the Trustees were to conclude that separate funds should be established for variable life and variable annuity separate accounts, the Company will bear the attendant expenses.


If any of these substitutions or changes are made, the Company may, by appropriate endorsement change, the Certificate to reflect the substitution or change and will notify Certificate Owners of all such changes. If the Company deems it to be in the best interest of Certificate Owners, and subject to any approvals that may be required under applicable law, the Separate Account or any Sub-Accounts may be operated as a management company under the 1940 Act, may be deregistered under the 1940 Act if registration is no longer required, or may be combined with other Sub-Accounts or other separate accounts of the Company.

                                THE CERTIFICATE

ENROLLMENT FORM FOR A CERTIFICATE

Upon receipt at its Principal Office of a completed enrollment form from a prospective Certificate Owner, the Company will follow certain insurance underwriting procedures designed to determine whether the proposed Insured is insurable. This process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed Certificate Owner before a determination of insurability can be made. A Certificate cannot be issued until this underwriting procedure has been completed. The Company reserves the right to reject an enrollment form which does not meet the Company's underwriting guidelines, but in underwriting insurance, the Company shall comply with all applicable federal and state prohibitions concerning unfair discrimination.

At the time of enrollment, the proposed insured will complete an enrollment form, which lists the proposed amount of insurance and indicates how much of that insurance is considered eligible for simplified underwriting. If the eligibility questions on the enrollment form are answered "No," the Company will provide immediate coverage equal to the simplified underwriting amount. If the proposed insured is in a standard premium class, any insurance in excess of the simplified underwriting amount will begin on the date the enrollment form and medical examinations, if any, are completed. If the proposed insured cannot answer the eligibility questions "No," and if the proposed insured is not a standard risk, insurance coverage will begin only after the Company
(1) approves the enrollment form, (2) the Certificate is delivered and accepted, and (3) the first premium is paid.

Pending completion of insurance underwriting and Certificate issuance procedures, any initial premiums will be held in the General Account. If the enrollment form is approved and the Certificate is issued and accepted, the initial premium held in the General Account will be credited with interest not later than the date of receipt of the premium at the Principal Office. IF THE CERTIFICATE IS NOT ISSUED, THE PREMIUMS WILL BE RETURNED TO YOU WITHOUT INTEREST.

FREE-LOOK PERIOD

The Certificate provides for an initial Free-Look Period. You may cancel the Certificate by mailing or delivering it to the Principal Office or to an agent of the Company on or before the latest of (a) 45 days after the enrollment form for the Certificate is signed, (b) 10 days (20 or 30 days if required in your state) after you receive the Certificate, or (c) 10 days after the Company mails or personally delivers a Notice of Withdrawal Rights to you.

When you return the Certificate, the Company will mail a refund to you within seven days. The refund of any premium paid by check may be delayed until the check has cleared your bank. If the Certificate provides for a full refund of the initial premium under its "Right-to-Examine Certificate" provision as required in your state, your refund will be the greater of (a) your entire premium, or (b) the Certificate Value plus deductions under the Certificate or by the Underlying Funds for taxes, charges or fees. If the Certificate does not provide for a full refund of the initial premium, you will receive the Certificate Value in the Separate Account, plus premiums paid (including fees and charges), minus the amounts allocated to the Separate Account, plus the fees and charges imposed on amounts in the Separate Account.

After an increase in the Face Amount, a right to cancel the increase also applies. The Company will mail or personally deliver a notice of a "Free Look" with respect to the increase. You will have the right to cancel the increase before the latest of (a) 45 days after the enrollment form for the increase is signed, (b) 10 days after you receive the new specifications pages issued for the increase, or (c) 10 days (20 or 30 days if required in your state) after the Company mails or delivers a Notice of Withdrawal Rights to you. Upon canceling the increase, you will receive a credit to the Certificate Value of charges which would not have been deducted but for the increase. The amount to be credited will be refunded if you so request. The Company will also waive any surrender charge calculated for the increase.

CONVERSION PRIVILEGES

Once during the first 24 months after the Date of Issue or after the effective date of an increase in Face Amount, while the Certificate is in force, you may convert your Certificate without Evidence of Insurability to a flexible premium adjustable life insurance policy with fixed and guaranteed minimum benefits. Assuming that there have been no increases in the initial Face Amount, you can accomplish this within 24 months after the Date of Issue by transferring, without charge, the Certificate Value in the Separate Account to the General Account and by simultaneously changing your premium allocation instructions to allocate future premium payments to the General Account. Within 24 months after the effective date of each increase, you can transfer, without charge, all or part of the Certificate Value in the Separate Account to the General Account and simultaneously change your premium allocation instructions to allocate all or part of future premium payments to the General Account.

Where required by state law, and at your request, the Company will issue a flexible premium adjustable life insurance policy to you. The new policy will have the same face amount, issue age, date of issue, and risk classification as the original Certificate.

PREMIUM PAYMENTS

Premium payments are payable to the Company, and may be mailed to the Principal Office or paid through an authorized agent of the Company. All premium payments after the initial premium payment are credited to the Separate Account or General Account as of date of receipt at the Principal Office.

You may establish a schedule of planned premiums which will be billed by the Company at regular intervals. Failure to pay planned premiums, however, will not itself cause the Certificate to lapse. You may also make unscheduled premium payments at any time prior to the Final Premium Payment Date or skip planned premium payments, subject to the maximum and minimum premium limitations described below. Therefore, unlike conventional insurance policies, a Certificate does not obligate you to pay premiums in accordance with a rigid and inflexible premium schedule.

You may also elect to pay premiums by means of a monthly automatic payment ("MAP") procedure. Under a MAP procedure, amounts will be deducted from your checking account each month, generally on the Monthly Processing Date, and applied as a premium under the Certificate. The minimum payment permitted under MAP is $50.

Premiums are not limited as to frequency and number. However, you may be required to provide evidence of insurability as a condition to our accepting any payment that would increase the Insurance Amount at Risk (the Death Benefit less the Certificate Value). If evidence of insurability is required, the Company will return the payment to you and if your payment exceeds our maximum limit (defined below) the Company may not accept any additional payments which would increase the Insurance Amount at Risk and shall not provide any additional death benefit until (1) evidence of insurability for the Insured has been received by the Company and (2) the Company has notified you that the Insured is in a satisfactory underwriting class. You may then make payments that increase the Insurance Amount at Risk for 60 days (but not later than the Final Payment Date) following the date of such notification by the Company.

However, no premium payment may be less than $100 without the Company's consent. Moreover, premium payments must be sufficient to cover the next Monthly Deduction plus loan interest accrued, or the Certificate may lapse. See CERTIFICATE TERMINATION AND REINSTATEMENT.

The Company may limit the maximum payment received in any certificate year but in no event will the limit be less than the maximum Level Premium shown in the certificate. In no event may the total of all premiums paid exceed the current maximum premium limitations set forth in the Certificate, if required by federal tax laws. These maximum premium limitations will change whenever there is any change in the Face Amount, the addition or deletion of a rider, or a change in the Death Benefit Option. If a premium is paid which would result in total premiums exceeding the current maximum premium limitations, the Company will only accept that portion of the premiums which shall make total premiums equal the maximum. Any part of the premiums in excess of that amount will be returned and no further premiums will be accepted until allowed by the current maximum premium limitation prescribed by Internal Revenue Service ("IRS") rules. Notwithstanding the current maximum premium limitations, however, the Company will accept a premium which is needed in order to prevent a lapse of the Certificate during a Certificate year. See CERTIFICATE TERMINATION AND REINSTATEMENT.

ALLOCATION OF NET PREMIUMS

The Net Premium equals the premium paid less any premium expense charge. In the enrollment form for the Certificate, you indicate the initial allocation of Net Premiums among the General Account and the Sub-Accounts of the Separate Account. You may allocate premiums to one or more Sub-Accounts, but may not have Certificate Value in more than twenty Sub-Accounts at any one time. The minimum amount which may be allocated to a Sub-Account is 1% of Net Premium paid. Allocation percentages must be in whole numbers (for example, 33 1/3% may not be chosen) and must total 100%.

You may change the allocation of future Net Premiums at any time pursuant to written or telephone request. If allocation changes by telephone are elected by the Certificate Owner, a properly completed authorization form must be on file before telephone requests will be honored. The policy of the Company and its agents and affiliates is that they will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among other things, requiring some form of personal identification prior to acting upon instructions received by telephone. All transfer instructions by telephone are tape recorded.

An allocation change will be effective as of the date of receipt of the notice at the Principal Office. No charge is currently imposed for changing premium allocation instructions. The Company reserves the right to impose such a charge in the future, but guarantees that the charge will not exceed $25.

The Certificate Value in the Sub-Accounts will vary with their investment experience; you bear this investment risk. The investment performance may affect the Death Proceeds as well. Certificate Owners should periodically review their allocations of premiums and Certificate Value in light of market conditions and overall financial planning requirements.

TRANSFER PRIVILEGE

Subject to the Company's then current rules, you may at any time transfer the Certificate Value among the Sub-Accounts or between a Sub-Account and the General Account. However, the Certificate Value held in the General Account to secure a Certificate loan may not be transferred.

All requests for transfers must be made to the Principal Office. The amount transferred will be based on the Certificate Value in the Accounts next computed after receipt of the transfer order. The Company will make transfers pursuant to written or telephone requests. As discussed in THE CERTIFICATE -- "Allocation of Net Premiums," a properly completed authorization form must be on file at the Principal Office before telephone requests will be honored.

Transfers to and from the General Account are currently permitted only if:

(a) There has been at least a ninety (90) day period since the last transfer from the General Account; and

(b) The amount transferred from the General Account in each transfer does not exceed the lesser of $100,000 or 25% of the Accumulated Value under the Certificate.

These rules are subject to change by the Company.

DOLLAR COST AVERAGING AND AUTOMATIC REBALANCING OPTIONS


You may have automatic transfers of at least $100 each made on a periodic basis
(a) from the Sub-Accounts which invest in the AIT Money Market Fund and AIT Government Bond Fund to one or more of the other Sub-Accounts ("Dollar Cost Averaging Option"), or (b) to automatically reallocate Certificate Value among the Sub-Accounts ("Automatic Rebalancing Option"). Automatic transfers may be made on a monthly, bimonthly, quarterly, semiannual or annual schedule. Generally, all transfers will be processed on the 15th of each scheduled month. However, if the 15th is not a business day or is the Monthly Processing Date, the automatic transfer will be processed on the next business day. The Dollar Cost Averaging Option and the Automatic Rebalancing Option may not be in effect at the same time.


TRANSFER PRIVILEGE SUBJECT TO POSSIBLE LIMITATIONS


The transfer privilege is subject to the Company's consent. The Company reserves the right to impose limitations on transfers including, but not limited to:



    - the minimum or maximum amount that may be transferred,



    - the minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account,



    - the minimum period of time between transfers, and



    - the maximum number of transfers in a period.


The first twelve transfers in a Certificate year will be free of any charge. Thereafter, a $10 transfer charge will be deducted from the amount transferred for each transfer in that Certificate year. The Company may increase or decrease this charge, but it is guaranteed never to exceed $25. The first automatic transfer counts as one transfer towards the twelve free transfers allowed in each Certificate year; each subsequent automatic transfer is without charge and does not reduce the remaining number of transfers which may be made free of charge. Any transfers made with respect to a conversion privilege, Certificate loan or material change in investment policy will not count towards the twelve free transfers.


The Certificates are not designed for use by individuals, professional market timing organizations, or other entities that do "market timing," programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of an Underlying Portfolio. These and similar activities may be disruptive to the Underlying Portfolios, and may adversely affect an Underlying Portfolio's ability to invest effectively in accordance with its investment objectives and policies. If it appears that there is a pattern of transfers that coincides with a market timing strategy and/or that is disruptive to the Underlying Portfolios, the Company reserves the right to refuse transfers or to take other action to prevent or limit the use of such activities.


ELECTION OF DEATH BENEFIT OPTIONS

Federal tax law requires a Guideline Minimum Death Benefit in relation to cash value for a Certificate to qualify as life insurance. Under current federal tax law, either the Guideline Premium test or the Cash Value Accumulation test can be used to determine if the Certificate complies with the definition of "life insurance" in Section 7702 of the Code. At the time of application, the Employer may elect either of the tests.

The Guideline Premium test limits the amount of premiums payable under a Certificate to a certain amount for an insured of a particular age and sex. Under the Guideline Premium test, the Certificate Owner may choose between Death Benefit Option 1 and Option 2, as described below. After issuance of the Certificate, the Certificate Owner may change the selection from Option 1 to Option 2 or vice versa. The Cash Value Accumulation test requires that the Death Benefit must be sufficient so that the cash Surrender Value, as defined in
Section 7702, does not at any time exceed the net single premium required to fund the future benefits under the Certificate. In the event the maximum premium limit applies, we reserve the right to obtain evidence of insurability which is satisfactory to us as a condition to accepting excess premium. If the Cash Value Accumulation test is chosen by the employer, ONLY Death Benefit Option 3 will apply. Death Benefits Option 1 and Option 2 are NOT available under the Cash Value Accumulation test.

GUIDELINE PREMIUM TEST AND CASH VALUE ACCUMULATION TEST

There are two main differences between the Guideline Premium test and the Cash Value Accumulation test. First, the Guideline Premium test limits the amount of premium that may be paid into a Certificate, while no such limits apply under the Cash Value Accumulation test. Second, the factors that determine the Guideline Minimum Death Benefit relative to the Certificate Value are different. Required increases in the Guideline Minimum Death Benefit due to growth in Certificate Value will generally be greater under the Cash Value Accumulation test than under the Guideline Premium test. APPLICANTS FOR A POLICY SHOULD CONSULT A QUALIFIED TAX ADVISER IN CHOOSING A DEATH BENEFIT ELECTION.

OPTION 1 -- LEVEL DEATH BENEFIT

Under Option 1, the Death Benefit is equal to the greater of the Face Amount or the Guideline Minimum Death Benefit, as set forth in the table below. Under Option 1, the Death Benefit will remain level unless the Guideline Minimum Death Benefit is greater than the Face Amount, in which case the Death Benefit will vary as the Certificate Value varies. Option 1 will offer the best opportunity for the Certificate Value under a Certificate to increase without increasing the Death Benefit as quickly as it might under the other options. The Death Benefit will never go below the Face Amount.

OPTION 2 -- ADJUSTABLE DEATH BENEFIT

Under Option 2, the Death Benefit is equal to the greater of the Face Amount plus the Certificate Value or the Guideline Minimum Death Benefit, as set forth in the table below. The Death Benefit will, therefore, vary as the Certificate Value changes, but will never be less than the Face Amount. Option 2 will offer the best opportunity for the Certificate Owner who would like to have an increasing Death Benefit as early as possible. The Death Benefit will increase whenever there is an increase in the Certificate Value, and will decrease whenever there is a decrease in the Certificate Value, but will never go below the Face Amount.

OPTION 3 -- LEVEL DEATH BENEFIT WITH CASH VALUE ACCUMULATION TEST

Under Option 3, the Death Benefit will equal the Face Amount, unless the Certificate Value, multiplied by the applicable Option 3 Death Benefit Factor, results in a higher Death Benefit. A complete list of Option 3 Death Benefit Factors is set forth in the Certificate. The applicable Death Benefit Factor depends upon the sex, risk classification, and then-attained age of the Insured. The Death Benefit Factor decreases slightly from year to year as the attained age of the Insured increases. Option 3 will offer the best opportunity for the Certificate Owner who is looking for an increasing death benefit in later Certificate years and/or would like to fund the Certificate at the "seven-pay" limit for the full seven years. When the Certificate Value multiplied by the applicable Death Benefit Factor exceeds the Face Amount, the Death Benefit will increase whenever there is an increase in the Certificate Value, and will decrease whenever there is a decrease in the Certificate Value, but will never go below the Face Amount. OPTION 3 MAY NOT BE AVAILABLE IN ALL STATES.

DEATH PROCEEDS

As long as the Certificate remains in force (see CERTIFICATE TERMINATION AND REINSTATEMENT), the Company will, upon due proof of the Insured's death, pay the Death Proceeds of the Certificate to the named Beneficiary. The Company will normally pay the Death Proceeds within seven days of receiving due proof of the Insured's death, but the Company may delay payments under certain circumstances. See OTHER CERTIFICATE PROVISIONS -- "Postponement of Payments." The Death Proceeds may be received by the Beneficiary in a lump sum or under one or more of the payment options the Company offers. See APPENDIX B -- PAYMENT OPTIONS. The Death Proceeds payable depend on the current Face Amount and the Death Benefit Option that is in effect on the date of death. Prior to the Final Premium Payment Date, the Death Proceeds are: (a) the Death Benefit provided under Option 1, Option 2, or Option 3, whichever is in effect on the date of death; plus (b) any additional insurance on the Insured's life that is provided by rider; minus (c) any outstanding Debt, any partial withdrawals and partial withdrawal charges, and any Monthly Deductions due and unpaid through the Certificate month in which the Insured dies. After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the Certificate. The amount of Death Proceeds payable will be determined as of the date the Company receives due proof of the Insured's death for Option 2 and date of death for Options 1 and 3.

MORE INFORMATION ABOUT DEATH BENEFIT OPTIONS 1 AND 2

If the Guideline Premium Test is chosen by the Employer, the Certificate Owner may choose between Death Benefit Option 1 or Option 2. The Certificate Owner may designate the desired Death Benefit Option in the enrollment form, and may change the option once per Certificate year by Written Request. There is no charge for a change in option.

GUIDELINE MINIMUM DEATH BENEFIT UNDER OPTION 1 AND OPTION 2

The Guideline Minimum Death Benefit under Option 1 or Option 2 is equal to a percentage of the Certificate Value as set forth below. The Guideline Minimum Death Benefit is determined in accordance with the Code regulations to ensure that the Certificate qualifies as a life insurance contract and that the insurance proceeds may be excluded from the gross income of the Beneficiary.

                     GUIDELINE MINIMUM DEATH BENEFIT TABLE
                            (Option 1 and Option 2)

Age of Insured                                             Percentage of
on Date of Death                                         Certificate Value
----------------                                         -----------------
40 and under...........................................        250%
45.....................................................        215%
50.....................................................        185%
55.....................................................        150%
60.....................................................        130%
65.....................................................        120%
70.....................................................        115%
75.....................................................        105%
80.....................................................        105%
85.....................................................        105%
90.....................................................        105%
95 and above...........................................        100%

For the Ages not listed, the progression between the listed Ages is linear.

For any Face Amount, the amount of the Death Benefit and thus the Death Proceeds will be greater under Option 2 than under Option 1, since the Certificate Value is added to the specified Face Amount and included in the Death Proceeds only under Option 2. However, the cost of insurance included in the Monthly Deduction will be greater, and thus the rate at which Certificate Value will accumulate will be slower, under Option 2 than under Option 1. See CHARGES AND DEDUCTIONS -- "Monthly Deduction from Certificate Value."

If you desire to have premium payments and investment performance reflected in the amount of the Death Benefit, you should choose Option 2. If you desire premium payments and investment performance reflected to the maximum extent in the Certificate Value, you should select Option 1.

ILLUSTRATION OF OPTION 1

For purposes of this illustration, assume that the Insured is under the Age of 40, and that there is no outstanding Debt.

Under Option 1, a Certificate with a $50,000 Face Amount will generally have a Death Benefit equal to $50,000. However, because the Death Benefit must be equal to or greater than 250% of Certificate Value, if at any time the Certificate Value exceeds $20,000, the Death Benefit will exceed the $50,000 Face Amount. In this example, each additional dollar of Certificate Value above $20,000 will increase the Death Benefit by $2.50. For example, a Certificate with a Certificate Value of $35,000 will have a Guideline Minimum Death Benefit of $87,500 ($35,000 X 2.50); Certificate Value of $40,000 will produce a Guideline Minimum Death Benefit of $100,000 ($40,000 X 2.50); and Certificate Value of $50,000 will produce a Guideline Minimum Death Benefit of $125,000 ($50,000 X2.50).

Similarly, if Certificate Value exceeds $20,000, each dollar taken out of Certificate Value will reduce the Death Benefit by $2.50. If, for example, the Certificate Value is reduced from $25,000 to $20,000 because of partial withdrawals, charges or negative investment performance, the Death Benefit will be reduced from $62,500 to $50,000. If at any time, however, the Certificate Value multiplied by the applicable percentage is less than the Face Amount, the Death Benefit will equal the Face Amount of the Certificate.

The applicable percentage becomes lower as the Insured's Age increases. If the Insured's Age in the above example were, for example, 50 (rather than between 0 and 40), the applicable percentage would be 185%. The Death Benefit would not exceed the $50,000 Face Amount unless the Certificate Value exceeded $27,027 (rather than $20,000), and each dollar then added to or taken from Certificate Value would change the Death Benefit by $1.85.

ILLUSTRATION OF OPTION 2

For purposes of this illustration, assume that the Insured is under the Age of 40 and that there is no outstanding Debt.

Under Option 2, a Certificate with a Face Amount of $50,000 will generally produce a Death Benefit of $50,000 plus Certificate Value. For example, a Certificate with Certificate Value of $5,000 will produce a Death Benefit of $55,000 ($50,000 + $5,000); Certificate Value of $10,000 will produce a Death Benefit of $60,000 ($50,000 + $10,000); Certificate Value of $25,000 will produce a Death Benefit of $75,000 ($50,000 + $25,000). However, the Death Benefit must be at least 250% of the Certificate Value. Therefore, if the Certificate Value is greater than $33,333, 250% of that amount will be the Death Benefit, which will be greater than the Face Amount plus Certificate Value. In this example, each additional dollar of Certificate Value above $33,333 will increase the Death Benefit by $2.50. For example, if the Certificate Value is $35,000, the Guideline Minimum Death Benefit will be $87,500 ($35,000 x 2.50); Certificate Value of $40,000 will produce a Guideline Minimum Death Benefit of $100,000 ($40,000 x 2.50); and Certificate Value of $50,000 will produce a Guideline Minimum Death Benefit of $125,000 ($50,000 x 2.50).

Similarly, if Certificate Value exceeds $33,333, each dollar taken out of Certificate Value will reduce the Death Benefit by $2.50. If, for example, the Certificate Value is reduced from $45,000 to $40,000 because of partial withdrawals, charges or negative investment performance, the Death Benefit will be reduced from $112,500 to $100,000. If at any time, however, Certificate Value multiplied by the applicable percentage is less than the Face Amount plus Certificate Value, then the Death Benefit will be the current Face Amount plus Certificate Value.

The applicable percentage becomes lower as the Insured's Age increases. If the Insured's Age in the above example were 50, the Death Benefit must be at least
1.85 times the Certificate Value. The amount of the Death Benefit would be the sum of the Certificate Value plus $50,000 unless the Certificate Value exceeded $58,824 (rather than $33,333). Each dollar added to or subtracted from the Certificate would change the Death Benefit by $1.85.

The Death Benefit under Option 2 will always be the greater of the Face Amount plus Certificate Value or the Certificate Value multiplied by the applicable percentage.

CHANGE IN DEATH BENEFIT OPTION

Generally, if Death Benefit Option 1 or Option 2 is in effect, the Death Benefit Option in effect may be changed once each Certificate year by sending a Written Request for change to the Principal Office. The effective date of any such change will be the Monthly Processing Date on or following the date of receipt of the request. No charges will be imposed on changes in Death Benefit Options. IF OPTION 3 IS IN EFFECT, YOU MAY NOT CHANGE TO EITHER OPTION 1 OR OPTION 2.

If the Death Benefit Option is changed from Option 2 to Option 1, the Face Amount will be increased to equal the Death Benefit which would have been payable under Option 2 on the effective date of the change (i.e., the Face Amount immediately prior to the change plus the Certificate Value on the date of the change). The amount of the Death Benefit will not be altered at the time of the change. However, the change in option will affect the determination of the Death Benefit from that point on, since the Certificate Value will no longer be added to the Face Amount in determining the Death Benefit. The Death Benefit will equal the new Face Amount (or, if higher, the Guideline Minimum Death Benefit). The cost of insurance may be higher or lower than it otherwise would have been since any increases or decreases in Certificate Value will, respectively, reduce or increase the Insurance Amount at Risk under Option 1. Assuming a positive net investment return with respect to any amounts in the Separate Account, changing the Death Benefit Option from Option 2 to Option 1 will reduce the Insurance Amount at Risk and, therefore, the cost of insurance charge for all subsequent Monthly Deductions, compared to what such charge would have been if no such change were made.

If the Death Benefit Option is changed from Option 1 to Option 2, the Face Amount will be decreased to equal the Death Benefit less the Certificate Value on the effective date of the change. This change may not be made if it would result in a Face Amount less than $40,000. A change from Option 1 to Option 2 will not alter the amount of the Death Benefit at the time of the change, but will affect the determination of the Death Benefit from that point on. Because the Certificate Value will be added to the new specified Face Amount, the Death Benefit will vary with the Certificate Value. Thus, under Option 2, the Insurance Amount at Risk will always equal the Face Amount unless the Guideline Minimum Death Benefit is in effect. The cost of insurance may also be higher or lower than it otherwise would have been without the change in Death Benefit Option. See CHARGES AND DEDUCTIONS -- "Monthly Deduction from Certificate Value."

A change in Death Benefit Option may result in total premiums paid exceeding the then current maximum premium limitation determined by Internal Revenue Service Rules. In such event, the Company will pay the excess to the Certificate Owner. See THE CERTIFICATE -- "Premium Payments."

CHANGE IN FACE AMOUNT

Subject to certain limitations, you may increase or decrease the specified Face Amount of a Certificate at any time by submitting a Written Request to the Company. Any increase or decrease in the specified Face Amount requested by you will become effective on the Monthly Processing Date on or next following the date of receipt of the request at the Principal Office or, if Evidence of Insurability is required, the date of approval of the request.

INCREASES

Along with the Written Request for an increase, you must submit satisfactory Evidence of Insurability. The consent of the Insured may also be required whenever the Face Amount is increased. A request for an increase in the Face Amount may not be less than an amount determined by the Company. This amount varies by group but in no event will this amount exceed $10,000. You may not increase the Face Amount after the Insured reaches Age 80. An increase must be accompanied by an additional premium if the Certificate Value is less than $50 plus an amount equal to the sum of two Monthly Deductions. On the effective date of each increase in the Face Amount, a transaction charge of $2.50 per $1,000 of increase up to $40, will be deducted from the Certificate Value for administrative costs. The effective date of the increase will be the first Monthly Processing Date on or following the date all of the conditions for the increase are met.

An increase in the Face Amount will generally affect the Insurance Amount at Risk, and may affect the portion of the Insurance Amount at Risk included in various Underwriting Classes (if more than one Underwriting Class applies), both of which may affect the monthly cost of insurance charges. A surrender charge will also be calculated for the increase. See CHARGES AND DEDUCTIONS --"Monthly Deduction from Certificate Value" and "Surrender Charge."

After increasing the Face Amount, you will have the right (1) during a Free-Look Period, to have the increase cancelled and the charges which would not have been deducted but for the increase will be credited to the Certificate, and (2) during the first 24 months following the increase, to transfer any or all Certificate Value to the General Account free of charge. See THE CERTIFICATE -- "Free-Look Period" and "Conversion Privileges." A refund of charges which would not have been deducted but for the increase will be made at your request.

DECREASES

The minimum amount for a decrease in the Face Amount is $10,000. By current Company practice, the Face Amount in force after any decrease may not be less than $50,000. If, following a decrease in the Face Amount, the Certificate would not comply with the maximum premium limitation applicable under the IRS rules, the decrease may be limited or Certificate Value may be returned to the Certificate Owner (at your election) to the extent necessary to meet the requirements. A return of Certificate Value may result in tax liability to you.

A decrease in the Face Amount will affect the total Insurance Amount at Risk and the portion of the Insurance Amount at Risk covered by various Underwriting Classes, both of which may affect a Certificate Owner's monthly cost of insurance charges. See CHARGES AND DEDUCTIONS -- "Monthly Deduction from Certificate Value."

For purposes of determining the cost of insurance charge, any decrease in the Face Amount will reduce the Face Amount in the following order: (a) the Face Amount provided by the most recent increase; (b) the next most recent increases successively; and (c) the initial Face Amount. This order will also be used to determine whether a surrender charge will be deducted and in what amount. If the Face Amount is decreased while the Payor Provisions apply (see CERTIFICATE TERMINATION AND REINSTATEMENT -- "Termination"), the above order may be modified to determine the cost of insurance charge. You may then reduce or eliminate any Face Amount for which you are paying the insurance charges, on a last-in/first-out basis, before you reduce or eliminate amounts of insurance which are paid by the Payor.

If you request a decrease in the Face Amount, the amount of any surrender charge deducted will reduce the current Certificate Value. On the effective date of each decrease in the Face Amount, a transaction charge of $2.50 per $1,000 of decrease, up to a maximum of $40, will be deducted from the Certificate Value for administrative costs. You may specify one Sub-Account from which the transaction charge and, if applicable, any surrender charge will be deducted. If you do not specify a Sub-Account, the Company will make a Pro-Rata Allocation. The current surrender charge will be reduced by the amount of any surrender charge deducted. See CHARGES AND DEDUCTIONS -- "Surrender Charge" and APPENDIX D --CALCULATION OF MAXIMUM SURRENDER CHARGES.

CERTIFICATE VALUE AND SURRENDER VALUE

The Certificate Value is the total amount available for investment and is equal to the sum of the accumulation in the General Account and the value of the Units in the Sub-Accounts. The Certificate Value is used in determining the Surrender Value (the Certificate Value less any Debt and any surrender charge). See THE CERTIFICATE -- "Surrender." There is no guaranteed minimum Certificate Value. Because Certificate Value on any date depends upon a number of variables, it cannot be predetermined.

Certificate Value and Surrender Value will reflect frequency and amount of Net Premiums paid, interest credited to accumulations in the General Account, the investment performance of the chosen Sub-Accounts, any partial withdrawals, any loans, any loan repayments, any loan interest paid or credited, and any charges assessed in connection with the Certificate.

CALCULATION OF CERTIFICATE VALUE

The Certificate Value is determined on the Date of Issue and on each Valuation Date. On the Date of Issue, the Certificate Value will be the Net Premiums received, plus any interest earned during the underwriting period when premiums are held in the General Account (before being transferred to the Separate Account; see THE CERTIFICATE -- "Enrollment Form for a Certificate") less any Monthly Deductions due. On each Valuation Date after the Date of Issue the Certificate Value will be:

(1) the sum of the values in each of the Sub-Accounts on the Valuation Date, determined for each Sub-Account by multiplying the value of a Unit in that Sub-Account on that date by the number of such Units allocated to the Certificate; PLUS

(2) the value in the General Account (including any amounts transferred to the General Account with respect to a loan).

Thus, the Certificate Value is determined by multiplying the number of Units in each Sub-Account by their value on the particular Valuation Date, adding the products, and adding accumulations in the General Account, if any.

THE UNIT

You allocate the Net Premiums among the Sub-Accounts. Allocations to the Sub-Accounts are credited to the Certificate in the form of Units. Units are credited separately for each Sub-Account.

The number of Units of each Sub-Account credited to the Certificate is equal to the portion of the Net Premium allocated to the Sub-Account, divided by the dollar value of the applicable Unit as of the Valuation Date the payment is received at the Principal Office. The number of Units will remain fixed unless changed by a subsequent split of Unit value, transfer, partial withdrawal or surrender. In addition, if the Company is deducting the Monthly Deduction or other charges from a Sub-Account, each such deduction will result in cancellation of a number of Units equal in value to the amount deducted.

The dollar value of a Unit of each Sub-Account varies from Valuation Date to Valuation Date based on the investment experience of that Sub-Account. That experience, in turn, will reflect the investment performance, expenses and charges of the respective Underlying Fund. The value of a Unit was set at $1.00 on the first Valuation Date for each Sub-Account. The dollar value of a Unit on a given Valuation Date is determined by multiplying the dollar value of the corresponding Unit as of the immediately preceding Valuation Date by the appropriate net investment factor.

NET INVESTMENT FACTOR

The net investment factor measures the investment performance of a Sub-Account of the Separate Account during the Valuation Period just ended. The net investment factor for each Sub-Account is equal to 1.0000 plus the number arrived at by dividing (a) by (b), where

(a) is the investment income of that Sub-Account for the Valuation Period, plus capital gains, realized or unrealized, credited during the Valuation Period; minus capital losses, realized or unrealized, charged during the Valuation Period; adjusted for provisions made for taxes, if any; and

(b) is the value of that Sub-Account's assets at the beginning of the Valuation Period.

The net investment factor may be greater or less than one. Therefore, the value of a Unit may increase or decrease. You bear the investment risk. Subject to applicable state and federal laws, the Company reserves the right to change the methodology used to determine the net investment factor.

Allocations to the General Account are not converted into Units, but are credited interest at a rate periodically set by the Company. See MORE INFORMATION ABOUT THE GENERAL ACCOUNT.

PAYMENT OPTIONS


During the Insured's lifetime, you may arrange for the Death Proceeds to be paid in a single sum or under one or more of the payment options then offered by the Company. These payment options are also available at the Final Premium Payment Date and if the Certificate is surrendered. If no election is made, the Company will pay the Death Proceeds in a single sum. See APPENDIX B -- PAYMENT OPTIONS.


OPTIONAL INSURANCE BENEFITS

Subject to certain requirements, one or more of the optional insurance benefits described in APPENDIX A -- OPTIONAL BENEFITS may be added to a Certificate by rider. The cost of any optional insurance benefits will be deducted as part of the Monthly Deduction. See CHARGES AND DEDUCTIONS -- "Monthly Deduction from Certificate Value."

SURRENDER

You may at any time surrender the Certificate and receive its Surrender Value. The Surrender Value is the Certificate Value, less Debt and applicable surrender charges. The Surrender Value will be calculated as of the Valuation Date on which a Written Request for surrender and the Certificate are received at the Principal Office. A surrender charge may be deducted when a Certificate is surrendered if less than 15 full Certificate years have elapsed from the Date of Issue of the Certificate or from the effective date of any increase in the Face Amount. See CHARGES AND DEDUCTIONS -- Surrender Charge."

The proceeds on surrender may be paid in a lump sum or under one of the payment options the Company offers. See APPENDIX B -- PAYMENT OPTIONS. The Company will normally pay the Surrender Value within seven days following the Company's receipt of the surrender request, but the Company may delay payment under the circumstances described in OTHER CERTIFICATE PROVISIONS -- "Postponement of Payments."

For important tax considerations which may result from surrender. See FEDERAL TAX CONSIDERATIONS.

PAID-UP INSURANCE OPTION

On Written Request, you may elect life insurance coverage, usually for a reduced amount, for the life of the Insured with no further premiums due. The Paid-Up Insurance will be the amount that the Surrender Value can purchase for a net single premium at the Insured's Age and Underwriting Class on the date this option is elected. If the Surrender Value exceeds the net single premium, we will pay the excess to you. The net single premium is based on the Commissioners 1980 Standard Ordinary Mortality Tables, Smoker or Non-Smoker (Table B for unisex certificates) with increases in the tables for non-standard risks. Interest will not be less than 4.5%.

IF THE PAID-UP INSURANCE OPTION IS ELECTED, THE FOLLOWING
CERTIFICATE OWNER RIGHTS AND BENEFITS WILL BE AFFECTED:

    - As described above, the Paid-Up Insurance benefit will be computed differently from the net Death Benefit and the Death Benefit options will not apply.

    - We will not allow transfers of Certificate Value from the General Account back to the Separate Account.

    - You may not make further payments.

    - You may not increase or decrease the Face Amount or make partial withdrawals.

    - Riders will continue only with our consent.

You may, after electing Paid-Up Insurance, surrender the Certificate for its net cash value. The guaranteed cash value is the net single premium for the Paid-Up Insurance at the Insured's attained Age. The net cash value is the cash value less any outstanding Debt. We will transfer the Certificate Value in the Separate Account to the General Account on the date we receive Written Request to elect the option.

On election of Paid-Up Insurance, the Certificate often will become a modified endowment contract. If a Certificate becomes a modified endowment contract, Certificate loans, partial withdrawals or surrender will receive unfavorable federal tax treatment. See FEDERAL TAX CONSIDERATIONS -- "Modified Endowment Contracts."

PARTIAL WITHDRAWAL

Any time after the first Certificate year, you may withdraw a portion of the Surrender Value of the Certificate, subject to the limits stated below, upon Written Request filed at the Principal Office. The Written Request must indicate the dollar amount you wish to receive and the Accounts from which such amount is to be withdrawn. You may allocate the amount withdrawn among the Sub-Accounts and the General Account. If you do not provide allocation instructions, the Company will make a Pro-Rata Allocation. Each partial withdrawal must be in a minimum amount of $500. Under Option 1 or Option 3, the Face Amount is reduced by the amount of the partial withdrawal, and a partial withdrawal will not be allowed if it would reduce the Face Amount below $40,000.

A partial withdrawal from a Sub-Account will result in the cancellation of the number of Units equivalent in value to the amount withdrawn. The amount withdrawn equals the amount requested by you plus the transaction charge and any applicable partial withdrawal charge as described under CHARGES AND DEDUCTIONS -- "Charges on Partial Withdrawal." The Company will normally pay the amount of the partial withdrawal within seven days following the Company's receipt of the partial withdrawal request, but the Company may delay payment under certain circumstances described in OTHER CERTIFICATE PROVISIONS -- "Postponement of Payments." For important tax consequences which may result from partial withdrawals, see FEDERAL TAX CONSIDERATIONS.

                             CHARGES AND DEDUCTIONS

Charges will be deducted to compensate the Company for providing the insurance benefits set forth in the Certificate and any additional benefits added by rider, providing servicing, incurring distribution expenses, and assuming certain risks in connection with the Certificates. Certain of the charges described below may be reduced for Certificates issued in connection with a specific group under a non-qualified benefit plan. Charges and deductions may vary based on criteria, for example, such as the purpose for which the Certificates are purchased, the size of the benefit plan and the expected number of participants, the underwriting characteristics of the group, the levels and types of administrative services provided to the benefit plan and participants, and anticipated aggregate premium payments. From time to time the Company may modify both the amounts and criteria for reductions, which will not be unfairly discriminatory against any person.


Upon full surrender of the Certificate within up to seven certificate years, in certain situations the Company may, upon written request, refund a percentage of the portion of the previously paid Premium Expense Charge and may refund a portion of the cumulative premiums paid. The following conditions apply:


    - The original owner of the Certificate and certificates thereunder is a corporation, a corporate grantor trust, or an individual or trust under a corporate sponsored collateral assignment split dollar agreement, and the ownership has not been changed;


    - The request to surrender the Certificate and all certificates thereunder must be received prior to the end of the applicable Policy year; and


    - The Certificate and certificates have not been exchanged to another carrier.


    - The provision terminates if there is a change in the tax laws that would have the result of taxing the equity (the inside build-up of earnings) of the Policy.


PREMIUM EXPENSE CHARGE

A charge may be deducted from each premium payment for state and local premium taxes paid by the Company. State premium taxes generally range from 0.75% to 5%, while local premium taxes (if any) vary by jurisdiction within a state. The Company guarantees that the charge for premium taxes will not exceed 10%. Upon request, the Company may permit all or part of the Premium Expense Charge to be deducted as part of the monthly deduction.

The premium tax charge may change when either the applicable jurisdiction changes or the tax rate within the applicable jurisdiction changes. The Company should be notified of any change in address of the Insured as soon as possible.

Additional charges are made to compensate the Company for federal taxes imposed for deferred acquisition cost ("DAC") taxes and for distribution expenses related to the Certificates. The DAC tax deduction may range from zero to 1% of premiums, depending on the group to which the Policy is issued. The charge for distribution expenses may range from zero to 10%. The distribution charge may vary, depending upon such factors, for example, as the type of the benefit plan, average number of participants, average Face Amount of the Certificates, anticipated average annual premiums, and the actual distribution expenses incurred by the Company.

MONTHLY DEDUCTION FROM CERTIFICATE VALUE

On the Date of Issue and each Monthly Processing Date thereafter prior to the Final Premium Payment Date, certain charges ("Monthly Deduction") will be deducted from the Certificate Value. The Monthly Deduction includes a charge for cost of insurance, a charge for the cost of any additional benefits provided by rider and a charge for Certificate administrative expenses that may be up to $10, depending on the group to which the Policy is issued. The Monthly Deduction may also include a charge for Separate Account administrative expenses and a charge for mortality and expense risks. The Separate Account administrative charge may continue for up to 10 Certificate years and may be up to 0.25% of Certificate Value in each Sub-Account, depending on the group to which the Policy was issued. The mortality and expense risk charge may be up to 0.90% of Certificate Value in each Sub-Account. The Monthly Deduction on or following the effective date of a requested change in the Face Amount will also include a charge of $2.50 per $1,000 of increase or decrease, to a maximum of $40, for administrative costs associated with the change. See THE CERTIFICATE -- "Charge for Change in Face Amount."

You may specify from which Sub-Account the cost of insurance charge, the charge for Certificate administrative expenses, the mortality and expense risk charge, and the charge for the cost of additional benefits provided by rider will be deducted. If the Payor Provision is in-force, all cost of insurance charges and administrative charges will be deducted from the Monthly Deduction Sub-Account. If no allocation is specified, the Company will make a Pro-Rata Allocation.

The Separate Account administrative charge and the mortality and expense risk charge are assessed against each Sub-Account that generates a charge. In the event that a charge is greater than the value of the Sub-Account to which it relates on a Monthly Processing Date, the Company will make a Pro-Rata Allocation of the unpaid balance.

Monthly Deductions are made on the Date of Issue and on each Monthly Processing Date until the Final Premium Payment Date. No Monthly Deductions will be made on or after the Final Premium Payment Date.

COST OF INSURANCE

This charge is designed to compensate the Company for the anticipated cost of providing Death Proceeds to Beneficiaries of those Insureds who die prior to the Final Premium Payment Date. The cost of insurance is determined on a monthly basis, and is determined separately for the initial Face Amount and for each subsequent increase in the Face Amount. Because the cost of insurance depends upon a number of variables, it can vary from month to month and from group to group.

CALCULATION OF THE CHARGE

If Death Benefit Option 2 is in effect, the monthly cost of insurance charge for the initial Face Amount will equal the applicable cost of insurance rate multiplied by the initial Face Amount. If Death Benefit Option 1 or Option 3 is in effect, however, the applicable cost of insurance rate will be multiplied by the initial Face Amount less the Certificate Value (minus charges for rider benefits) at the beginning of the Certificate month. Thus, the cost of insurance charge may be greater if Death Benefit Option 2 is in effect than if Death Benefit Option 1 or Option 3 is in effect, assuming the same Face Amount in each case and assuming that the Guideline Minimum Death Benefit is not in effect.

In other words, since the Death Benefit under Option 1 or Option 3 remains constant while the Death Benefit under Option 2 varies with the Certificate Value, any Certificate Value increases will reduce the insurance charge under Option 1 or Option 3, but not under Option 2.

If Death Benefit Option 2 is in effect, the monthly insurance charge for each increase in the Face Amount (other than an increase caused by a change in Death Benefit Option) will be equal to the cost of insurance rate applicable to that increase multiplied by the increase in the Face Amount. If Death Benefit Option 1 or Option 3 is in effect, the applicable cost of insurance rate will be multiplied by the increase in the Face Amount reduced by any Certificate Value (minus rider charges) in excess of the initial Face Amount at the beginning of the Certificate month.

If the Minimum Death Benefit is in effect under any Option, a monthly cost of insurance charge will also be calculated for that portion of the Death Benefit which exceeds the current Face Amount. This charge will be calculated by:

    - multiplying the cost of insurance rate applicable to the initial Face Amount times the Guideline Minimum Death Benefit (Certificate Value times the applicable percentage), MINUS

    - the greater of the Face Amount or the Certificate Value under Death Benefit Option 1 or Option 3,

                                         or

    - the Face Amount plus the Certificate Value under Death Benefit Option 2.

When the Guideline Minimum Death Benefit is in effect, the cost of insurance charge for the initial Face Amount and for any increases will be calculated as set forth in the preceding two paragraphs.

The monthly cost of insurance charge will also be adjusted for any decreases in the Face Amount. See THE CERTIFICATE -- "Change in Face Amount: DECREASES."

COST OF INSURANCE RATES

This Certificate is sold to eligible individuals who are members of a non-qualified benefit plan having a minimum, depending on the group, of five or more members. A portion of the initial Face Amount may be issued on a preferred, standard, guaranteed or simplified underwriting basis. The amount of this portion will be determined for each group, and may vary based on characteristics within the group.

The determination of the Underwriting Class for the guaranteed or simplified issue portion will, in part, be based on the type of group; purpose for which the Certificates are purchased; the number of persons eligible to participate in the plan; expected percentage of eligible persons participating in the plan; aggregate premiums paid and the amount of guaranteed or simplified underwriting insurance to be issued. Larger groups, higher participation rates and occupations with historically favorable mortality rates will generally result in the individuals within that group being placed in a more favorable Underwriting Class.

Cost of insurance rates are based on a blended unisex rate table, Age and Underwriting Class of the Insured at the Date of Issue, the effective date of an increase or date of rider, as applicable, the amount of premiums paid less any debt and any partial withdrawals and withdrawal charges. For those Certificates issued on a unisex basis, sex-distinct rates do not apply. The cost of insurance rates are determined at the beginning of each Certificate year for the initial Face Amount. The cost of insurance rates for an increase in the Face Amount or rider are determined annually on the anniversary of the effective date of each increase or rider. The cost of insurance rates generally increase as the Insured's Age increases. The actual monthly cost of insurance rates will be based on the Company's expectations as to future mortality experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the Certificate. These guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables (Mortality Table B, Smoker, Non-smoker or Uni-smoker, for unisex Certificates) and the Insured's Age. The tables used for this purpose may set forth different mortality estimates for smokers and non-smokers. Any change in the cost of insurance rates will apply to all persons in the group of the same insuring Age and Underwriting Class whose Certificates have been in force for the same length of time.

The Underwriting Class of an Insured will affect the cost of insurance rates. The Company currently places Insureds into preferred Underwriting Classes, standard Underwriting Classes and substandard Underwriting Classes. In an otherwise identical Certificate, an Insured in the preferred Underwriting Class will generally have a lower cost of insurance than an Insured in a standard Underwriting Class who, in turn, will have a lower cost of insurance than an Insured in a substandard Underwriting Class with a higher mortality risk. The

Underwriting Classes may be divided into two categories or aggregated: smokers and non-smokers. Non-smoking Insureds will incur lower cost of insurance rates than Insureds who are classified as smokers but who are otherwise in the same Underwriting Class. Any Insured with an Age at issuance under 18 will be classified initially as regular, unless substandard. The Insured then will be classified as a smoker at Age 18 unless the Insured provides satisfactory evidence that the Insured is a non-smoker. The Company will provide notice to you of the opportunity for the Insured to be classified as a non-smoker when the Insured reaches Age 18.

The cost of insurance rate is determined separately for the initial Face Amount and for the amount of any increase in the Face Amount. For each increase in the Face Amount you request, at a time when the Insured is in a less favorable Underwriting Class than previously, a correspondingly higher cost of insurance rate will apply only to that portion of the Insurance Amount at Risk for the increase. For the initial Face Amount and any prior increases, the Company will use the Underwriting Class previously applicable. On the other hand, if the Insured's Underwriting Class improves on an increase, the lower cost of insurance rate generally will apply to the entire Insurance Amount at Risk.

MONTHLY CERTIFICATE ADMINISTRATIVE CHARGE

Prior to the Final Premium Payment Date, a monthly Certificate administrative charge of up to $10 per month, depending on the group to which the Policy was issued, will be deducted from the Certificate Value. This charge will be used to compensate the Company for expenses incurred in the administration of the Certificate, and will compensate the Company for first-year underwriting and other start-up expenses incurred in connection with the Certificate. These expenses include the cost of processing enrollment forms, conducting medical examinations, determining insurability and the Insured's Underwriting Class, and establishing Certificate records. The Company does not expect to derive a profit from these charges.

MONTHLY SEPARATE ACCOUNT ADMINISTRATIVE CHARGE

The Company can make an administrative charge on an annual basis of up to 0.25% of the Certificate Value in each Sub-Account. The duration of this charge can be for up to 10 years. This charge is designed to reimburse the Company for the costs of administering the Separate Account and Sub-Accounts. The charge is not expected to be a source of profit. The administrative expenses assumed by the Company in connection with the Separate Account and Sub-Accounts include, but are not limited to, clerical, accounting, actuarial and legal services, rent, postage, telephone, office equipment and supplies, expenses of preparing and printing registration statements, expenses of preparing and typesetting prospectuses and the cost of printing prospectuses not allocable to sales expense, filing and other fees.

MONTHLY MORTALITY AND EXPENSE RISK CHARGE

The Company can make a mortality and expense risk charge on an annual basis of up to 0.90% of the Certificate Value in each Sub-Account. This charge is for the mortality risk and expense risk which the Company assumes in relation to the variable portion of the Certificates. The total charges may be different between groups and increased or decreased within a group, subject to compliance with applicable state and federal requirements, but may not exceed 0.90% on an annual basis.

The mortality risk assumed by the Company is that Insureds may live for a shorter time than anticipated, and that the Company will, therefore, pay an aggregate amount of Death Proceeds greater than anticipated. The expense risk assumed is that the expenses incurred in issuing and administering the Certificates will exceed the amounts realized from the administrative charges provided in the Certificates. If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, the Company will absorb the losses. If costs are less than the amounts provided, the difference will be a profit to the Company. To the extent this charge results in a current profit to the Company, such profit will be available for use by the Company for, among other things, the payment of distribution, sales and other expenses. Since mortality and expense risks involve future contingencies which are not subject to precise determination in advance, it is not feasible to identify specifically the portion of the charge which is applicable to each.

CHARGES REFLECTED IN THE ASSETS OF THE SEPARATE ACCOUNT

Because the Sub-Accounts purchase shares of the Underlying Investment Companies, the value of the Units of the Sub-Accounts will reflect the investment advisory fee and other expenses incurred by the Underlying Investment Companies. The prospectuses and Statements of Additional Information of the Underlying Funds contain additional information concerning such fees and expenses.

No charges are currently made against the Sub-Accounts for federal or state income taxes. Should the Company determine that taxes will be imposed, the Company may make deductions from the Sub-Account to pay such taxes. See FEDERAL TAX CONSIDERATIONS. The imposition of such taxes would result in a reduction of the Certificate Value in the Sub-Accounts.

SURRENDER CHARGE

The Certificate may provide for a contingent surrender charge. A separate surrender charge, described in more detail below, may be calculated upon the issuance of the Certificate and for each increase in the Face Amount. The surrender charge is comprised of a contingent deferred administrative charge and a contingent deferred sales charge. The contingent deferred administrative charge compensates the Company for expenses incurred in administering the Certificate. The contingent deferred sales charge compensates the Company for expenses relating to the distribution of the Certificate, including agents' commissions, advertising and the printing of the prospectus and sales literature.

A surrender charge may be deducted if you request a full surrender of the Certificate or a decrease in the Face Amount. The duration of the surrender charge may be up to 15 years from the Date of Issue or from the effective date of any increase in the Face Amount. The maximum surrender charge calculated upon issuance of the Certificate is an amount up to the sum of (a) plus (b), where
(a) is a deferred administrative charge equal to $8.50 per thousand dollars of the initial Face Amount, and (b) is a deferred sales charge of up to 50% (less any premium expense charge not associated with state and local premium taxes) of premiums received up to the Guideline Annual Premium. In accordance with limitations under state insurance regulations, the amount of the maximum surrender charge will not exceed a specified amount per thousand dollars of initial Face Amount, as indicated in APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES. The maximum surrender charge remains level for up to 24 Certificate months, reduces uniformly each month for the balance of the surrender charge period, and is zero thereafter. This reduction in the maximum surrender charge will reduce the deferred sales charge and the deferred administrative charge proportionately.

If you surrender the Certificate during the first two years following the Date of Issue before making premium payments associated with the initial Face Amount which are at least equal to one Guideline Annual Premium, the deferred administrative charge equal $8.50 per thousand dollars of initial Face Amount, as described above, but the deferred sales charge will not exceed 30% (less any premium expense charge not associated with state and local premium taxes) of premiums received, up to one Guideline Annual Premium, plus 9% of premiums received in excess of one Guideline Annual Premium. See APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES.

A separate surrender charge may apply to and is calculated for each increase in the Face Amount. The surrender charge for the increase is in addition to that for the initial Face Amount. The maximum surrender charge for the increase is up to the sum of (a) plus (b), where (a) is up to $8.50 per thousand dollars of increase, and (b) is a deferred sales charge of up to 50% (less any premium expense charge not associated with state and local premium taxes) of premiums associated with the increase, up to the Guideline Annual Premium for the increase. In accordance with limitations under state insurance regulations, the amount of the surrender charge will not exceed a specified amount per thousand dollars of increase, as indicated in APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES. As is true for the initial Face Amount, (a) is a deferred administrative charge, and (b) is a deferred sales charge.

The maximum surrender charge for the increase remains level for up to 24 Certificate months, reduces uniformly each month for the balance of the surrender charge period, and is zero thereafter. During the first two Certificate years following an increase in the Face Amount before making premium payments associated with the increase in the Face Amount which are at least equal to one Guideline Annual Premium, the deferred administrative charge will be $8.50 per thousand dollars of increase in the Face Amount, as described above, but the deferred sales charge imposed will be less than the maximum described above. Upon such a surrender, the deferred sales charge will not exceed 30% (less any premium expense charge not associated with state and local premium taxes) of premiums associated with the increase, up to one Guideline Annual Premium (for the increase), plus 9% of premiums associated with the increase in excess of one Guideline Annual Premium. See APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES. The premiums associated with the increase are determined as described below. Additional premium payments may not be required to fund a requested increase in the Face Amount.

Therefore, a special rule, which is based on relative Guideline Annual Premium payments, applies whereby the Certificate Value will be allocated between the initial Face Amount and the increase. Subsequent premium payments are allocated between the initial Certificate and the increase. For example, suppose the Guideline Annual Premium is equal to $1,500 before an increase and is equal to $2,000 as a result of the increase. The Certificate Value on the effective date of the increase would be allocated 75% ($1,500/$2,000) to the initial Face Amount and 25% to the increase. All future premiums would also be allocated 75% to the initial Face Amount and 25% to the increase. Thus, existing Certificate Value associated with the increase will equal the portion of Certificate Value allocated to the increase on the effective date of the increase, before any deductions are made. Premiums associated with the increase will equal the portion of the premium payments actually made on or after the effective date of the increase which are allocated to the increase.

See APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES, for examples illustrating the calculation of the maximum surrender charge for the initial Face Amount and for any increases, as well as for the surrender charge based on actual premiums paid or associated with any increases.

A surrender charge may be deducted on a decrease in the Face Amount. In the event of a decrease, the surrender charge deducted is a fraction of the charge that would apply to a full surrender of the Certificate. The fraction will be determined by dividing the amount of the decrease by the current Face Amount and multiplying the result by the surrender charge. If more than one surrender charge is in effect (i.e., pursuant to one or more increases in the Face Amount of a Certificate), the surrender charge will be applied in the following order:
(1) the most recent increase; (2) the next most recent increases successively; and (3) the initial Face Amount. Where a decrease causes a partial reduction in an increase or in the initial Face Amount, a proportionate share of the surrender charge for that increase or for the initial Face Amount will be deducted.

CHARGES ON PARTIAL WITHDRAWAL

After the first Certificate year, partial withdrawals of Surrender Value may be made. The minimum withdrawal is $500. Under Option 1 or Option 3, the Face Amount is reduced by the amount of the partial withdrawal, and a partial withdrawal will not be allowed if it would reduce the Face Amount below $40,000. A transaction charge which is the smaller of 2% of the amount withdrawn, or $25, will be assessed on each partial withdrawal to reimburse the Company for the cost of processing the withdrawal. The Company does not expect to make a profit on this charge. The transaction fee applies to all partial withdrawals, including a Withdrawal without a surrender charge.

A partial withdrawal charge may also be deducted from Certificate Value. For each partial withdrawal you may withdraw an amount equal to 10% of the Certificate Value on the date the written withdrawal request is received by the Company less the total of any prior withdrawals in that Certificate year which were not subject to the partial withdrawal charge, without incurring a partial withdrawal charge. Any partial withdrawal in excess of this amount ("excess withdrawal") will be subject to the partial withdrawal charge. The partial withdrawal charge is equal to 5% of the excess withdrawal up to the amount of the surrender charge(s) on the date of withdrawal. There will be no partial withdrawal charge if there is no surrender charge on the date of withdrawal (i.e., 15 years have passed from the Date of Issue and from the effective date of any increase in the Face Amount).

This right is not cumulative from Certificate year to Certificate year. For example, if only 8% of Certificate Value was withdrawn in Certificate year two, the amount you could withdraw in subsequent Certificate years would not be increased by the amount you did not withdraw in the second Certificate year.

The Certificate's outstanding surrender charge will be reduced by the amount of the partial withdrawal charge deducted, by proportionately reducing the deferred sales charge component and the deferred administrative charge component. The partial withdrawal charge deducted will decrease existing surrender charges in the following order:

    - first, the surrender charge for the most recent increase in the Face
      Amount;

    - second, the surrender charge for the next most recent increases successively;

    - last, the surrender charge for the initial Face Amount.

See APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES for an example illustrating the calculation of the charges on partial withdrawal and their impact on the surrender charges.

TRANSFER CHARGES

The first twelve transfers in a Certificate year will be free of charge. Thereafter, a transfer charge of $10 will be imposed for each transfer request to reimburse the Company for the administrative costs incurred in processing the transfer request. The Company reserves the right to increase the charge, but it will never exceed $25. The Company also reserves the right to change the number of free transfers allowed in a Certificate year. See THE CERTIFICATE -- "Transfer Privilege."


You may have automatic transfers of at least $100 made on a periodic basis, every 1, 2 or 3 months (a) from the Sub-Accounts which invest in the AIT Money Market Fund and AIT Government Bond Fund, respectively, to one or more of the other Sub-Accounts, or (b) to reallocate Certificate Value among the Sub-Accounts. The first automatic transfer counts as one transfer towards the twelve free transfers allowed in each Certificate year. Each subsequent automatic transfer is without charge and does not reduce the remaining number of transfers which may be made without charge.


If you utilize the Conversion Privilege, Loan Privilege, or reallocate Certificate Value within 20 days of the Date of Issue of the Certificate, any resulting transfer of Certificate Value from the Sub-Accounts to the General Account will be free of charge, and in addition to the twelve free transfers in a Certificate year. See THE CERTIFICATE -- "Conversion Privileges" and CERTIFICATE LOANS.

CHARGE FOR CHANGE IN FACE AMOUNT

For each increase or decrease in the Face Amount you request, a transaction charge of $2.50 per $1,000 of increase or decrease, to a maximum of $40, may be deducted from the Certificate Value to reimburse the Company for administrative costs associated with the change. This charge is guaranteed not to increase, and the Company does not expect to make a profit on this charge.

OTHER ADMINISTRATIVE CHARGES

The Company reserves the right to impose a charge (not to exceed $25) for the administrative costs incurred for changing the Net Premium allocation instructions, for changing the allocation of any Monthly Deductions among the various Sub-Accounts, or for a projection of values.

                               CERTIFICATE LOANS

Loans may be obtained by request to the Company on the sole security of the Certificate. The total amount which may be borrowed is the Loan Value. In the first Certificate year, the Loan Value is 75% of Certificate Value reduced by applicable surrender charges, as well as Monthly Deductions and interest on the loan to the end of the Certificate year. The Loan Value in the second Certificate year and thereafter is 90% of an amount equal to Certificate Value reduced by applicable surrender charges. There is no minimum limit on the amount of the loan. The loan amount will normally be paid within seven days after the Company receives the loan request at its Principal Office, but the Company may delay payments under certain circumstances. See OTHER CERTIFICATE PROVISIONS -- "Postponement of Payments."

A Certificate loan may be allocated among the General Account and one or more Sub-Accounts. If you do not make an allocation, the Company will make a Pro-Rata Allocation based on the amounts in the Accounts on the date the Company receives the loan request. Certificate Value in each Sub-Account equal to the Certificate loan allocated to such Sub-Account will be transferred to the General Account, and the number of Units equal to the Certificate Value so transferred will be cancelled. This will reduce the Certificate Value in these Sub-Accounts. These transactions are not treated as transfers for purposes of the transfer charge.

LOAN AMOUNT EARNS INTEREST IN THE GENERAL ACCOUNT

As long as the Certificate is in force, Certificate Value in the General Account equal to the loan amount will be credited with interest at an effective annual yield of at least 6.00% per year (7.5% for preferred loans). The current credited rate is 7.1% (8% for preferred loans). NO ADDITIONAL INTEREST WILL BE CREDITED TO SUCH CERTIFICATE VALUE.

PREFERRED LOAN OPTION

A preferred loan option is available under the Certificate. The preferred loan option will be available upon Written Request. It may be revoked by you at any time. You may change a preferred loan to a non-preferred loan at any time upon written request. If this option has been selected, after the tenth Certificate anniversary Certificate Value in the General Account equal to the loan amount will be credited with interest at an effective annual yield of at least 7.5%. The Company's current practice is to credit a rate of interest equal to the rate being charged for the preferred loan.

There is some uncertainty as to the tax treatment of a preferred loan, which may be treated as a taxable withdrawal from the Certificate. Consult a qualified tax adviser (and see FEDERAL TAX CONSIDERATIONS). THE PREFERRED LOAN OPTION IS NOT AVAILABLE IN ALL STATES.

LOAN INTEREST CHARGED

Interest accrues daily, and is payable in arrears at the annual rate of 8%. Interest is due and payable at the end of each Certificate year or on a pro-rata basis for such shorter period as the loan may exist. Interest not paid when due will be added to the loan amount and bear interest at the same rate. After the due and unpaid interest is added to the loan amount, if the new loan amount exceeds the Certificate Value in the General Account, the Company will transfer Certificate Value equal to that excess loan amount from the Certificate Value in each Sub-Account to the General Account as security for the excess loan amount. The Company will allocate the amount transferred among the Sub-Accounts in the same proportion that the Certificate Value in each Sub-Account bears to the total Certificate Value in all Sub-Accounts.

REPAYMENT OF DEBT

Loans may be repaid at any time prior to the lapse of the Certificate. Upon repayment of Debt, the portion of the Certificate Value that is in the General Account securing the Debt repaid will be allocated to the various Accounts and increase the Certificate Value in such Accounts in accordance with your instructions. If you do not make a repayment allocation, the Company will allocate Certificate Value in accordance with your most recent premium allocation instructions; provided, however, that loan repayments allocated to the Separate Account cannot exceed Certificate Value previously transferred from the Separate Account to secure the Debt.

If Debt exceeds the Certificate Value less the surrender charge, the Certificate will terminate. A notice of such pending termination will be mailed to the last known address of you and any assignee. If you do not make sufficient payment within 62 days after this notice is mailed, the Certificate will terminate with no value. See CERTIFICATE TERMINATION AND REINSTATEMENT.

EFFECT OF CERTIFICATE LOANS

Although Certificate loans may be repaid at any time prior to the lapse of the Certificate, Certificate loans will permanently affect the Certificate Value and Surrender Value, and may permanently affect the Death Proceeds. The effect could be favorable or unfavorable, depending upon whether the investment performance of the Sub-Accounts is less than or greater than the interest credited to the Certificate Value in the General Account attributable to the loan.

Moreover, outstanding Certificate loans and the accrued interest will be deducted from the proceeds payable upon surrender or the death of the Insured.

                   CERTIFICATE TERMINATION AND REINSTATEMENT

TERMINATION

The failure to make premium payments will not cause the Certificate to lapse unless:

    - the Surrender Value is insufficient to cover the next Monthly Deduction plus loan interest accrued; or

    - if Debt exceeds the Certificate Value.

If one of these situations occurs, the Certificate will be in default. You will then have a grace period of 62 days, measured from the date of default, to make sufficient payments to prevent termination. On the date of default, the Company will send a notice to you and to any assignee of record. The notice will state the amount of premium due and the date on which it is due.

Failure to make a sufficient payment within the grace period will result in termination of the Certificate. If the Insured dies during the grace period, the Death Proceeds will still be payable, but any Monthly Deductions due and unpaid through the Certificate month in which the Insured dies and any other overdue charges will be deducted from the Death Proceeds.

PAYOR PROVISIONS

Subject to approval in the state in which the Certificate was issued, if you name a "Payor" in your enrollment form supplement, the following "Payor Provisions" will apply:

The Payor may designate what portion, if any, of each payment of a premium is "excess premium." You may allocate the excess premium among the General Account and Sub-Accounts. The remaining Payor's premium which is not excess premium ("Payor's premium") will automatically be allocated to the Monthly Deduction Sub-Account, from which the Monthly Deduction charges will be made. Payor premiums are initially held in the General Account, and will be transferred to the Monthly Deduction Sub-Account not later than three days after underwriting approval of the Certificate. No Certificate loans, partial withdrawals or transfers may be made from the amount in the Monthly Deduction Sub-Account attributable to Payor's premiums.

If the amount in the Monthly Deduction Sub-Account attributable to Payor's premiums is insufficient to cover the next Monthly Deduction, the Company will send to the Payor a notice of the due date and amount of premium which is due. The premium may be paid during a grace period of 62 days, beginning on the premium due date. If the necessary premium is not received by the Company within 31 days of the end of the grace period, a second notice will be sent to the Payor. A 31-day grace period notice at this time will also be sent to you if the Certificate Value is insufficient to cover the Monthly Deductions then due.

If the amount in the Monthly Deduction Sub-Account attributable to Payor premiums is insufficient to cover the Monthly Deductions due at the end of the grace period, the balance of such Monthly Deductions will be withdrawn on a Pro-Rata Allocation from the Certificate Value, if any, in the General Account and the Sub-Accounts.

A lapse occurs if the Certificate Value is insufficient, at the end of the grace period, to pay the Monthly Deductions which are due. The Certificate terminates on the date of lapse. Any Death Benefit payable during the grace period will be reduced by any overdue charges.

The above Payor Provisions, if applicable, are in lieu of the grace-period notice and default provisions applicable when the Surrender Value is insufficient to cover the next Monthly Deduction plus loan interest accrued. However, they do not apply if Debt exceeds the Certificate Value. See the discussion under "Termination," above. You or the Payor may, upon Written Request, discontinue the above Payor Provisions. If the Payor makes a written request to discontinue the Payor Provisions, the Company will send you a notice of the discontinuance to your last known address.

REINSTATEMENT

If the Certificate has not been surrendered and the Insured is alive, the terminated Certificate may be reinstated anytime within three years after the date of default and before the Final Premium Payment Date. The reinstatement will be effective on the Monthly Processing Date following the date you submit the following to the Company:

    - a written enrollment form for reinstatement,

    - Evidence of Insurability; and

    - a premium that, after the deduction of the premium expense charge, is large enough to cover the Monthly Deductions for the three-month period beginning on the date of reinstatement.

SURRENDER CHARGE

The surrender charge on the date of reinstatement is the surrender charge which should have been in effect had the Certificate remained in force from the Date of Issue.

CERTIFICATE VALUE ON REINSTATEMENT

The Certificate Value on the date of reinstatement is:

    - the Net Premium paid to reinstate the Certificate increased by interest from the date the payment was received at the Principal Office; PLUS

    - an amount equal to the Certificate Value less Debt on the date of default; MINUS

    - the Monthly Deduction due on the date of reinstatement. You may reinstate any Debt outstanding on the date of default or foreclosure.

                          OTHER CERTIFICATE PROVISIONS

The following Certificate provisions may vary in certain states in order to comply with requirements of the insurance laws, regulations, and insurance regulatory agencies in those states.

CERTIFICATE OWNER

The Certificate Owner is the Insured unless another Certificate Owner has been named in the enrollment form or the Certificate. The Certificate Owner is generally entitled to exercise all rights under the Certificate while the Insured is alive, subject to the consent of any irrevocable Beneficiary (the consent of a revocable Beneficiary is not required). The consent of the Insured may be required when the Face Amount of insurance is increased.

BENEFICIARY

The Beneficiary is the person or persons to whom the insurance proceeds are payable upon the Insured's death. Unless otherwise stated in the Certificate, the Beneficiary has no rights in the Certificate before the death of the Insured. While the Insured is alive, you may change any Beneficiary unless you have declared a Beneficiary to be irrevocable. If no Beneficiary is alive when the Insured dies, the Certificate Owner (or the Certificate Owner's estate) will be the Beneficiary. If more than one Beneficiary is alive when the Insured dies, they will be paid in equal shares, unless you have chosen otherwise. Where there is more than one Beneficiary, the interest of a Beneficiary who dies before the Insured will pass to surviving Beneficiaries proportionately.

ASSIGNMENT

The Certificate Owner may assign a Certificate as collateral or make an absolute assignment of the Certificate. All rights under the Certificate will be transferred to the extent of the assignee's interest. The Consent of the assignee may be required in order to make changes in premium allocations, to make transfers, or to exercise other rights under the Certificate. The Company is not bound by an assignment or release thereof, unless it is in writing and is recorded at the Principal Office. When recorded, the assignment will take effect as of the date the Written Request was signed. Any rights created by the assignment will be subject to any payments made or actions taken by the Company before the assignment is recorded. The Company is not responsible for determining the validity of any assignment or release.

INCONTESTABILITY

The Company will not contest the validity of a Certificate after it has been in force during the Insured's lifetime for two years from the Date of Issue. The Company will not contest the validity of any rider or any increase in the Face Amount after such rider or increase has been in force during the Insured's lifetime for two years from its effective date.

SUICIDE

The Death Proceeds will not be paid if the Insured commits suicide, while sane or insane, within two years from the Date of Issue. Instead, the Company will pay the Beneficiary an amount equal to all premiums paid for the Certificate, without interest, less any outstanding Debt and less any partial withdrawals. If the Insured commits suicide, while sane or insane, within two years from the effective date of any increase in the Death Benefit, the Company's liability with respect to such increase will be limited to a refund of the cost thereof. The Beneficiary will receive the administrative charges and insurance charges paid for such increase.

AGE

If the Insured's Age as stated in the enrollment form for the Certificate is not correct, benefits under the Certificate will be adjusted to reflect the correct Age, if death occurs prior to the Final Premium Payment Date. The adjusted benefit will be that which the most recent cost of insurance charge would have purchased for the correct Age. In no event will the Death Benefit be reduced to less than the Minimum Death Benefit.

POSTPONEMENT OF PAYMENTS

Payments of any amount due from the Separate Account upon surrender, partial withdrawals, or death of the Insured, as well as payments of a Certificate loan and transfers may be postponed whenever: (1) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC, or (2) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets. Payments under the Certificate of any amounts derived from the premiums paid by check may be delayed until such time as the check has cleared your bank.

The Company also reserves the right to defer payment of any amount due from the General Account upon surrender, partial withdrawal, or death of the Insured, as well as payments of Certificate loans and transfers from the General Account, for a period not to exceed six months.

                DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY


NAME AND POSITION WITH COMPANY           PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------------           ----------------------------------------------
Bruce C. Anderson                     Director (since 1996) and Vice President (since 1984)
  Director and Vice President         of First Allmerica

Warren E. Barnes                      Vice President (since 1996) and Corporate Controller
  Vice President and Corporate        (since 1998) of First Allmerica
  Controller

Mark R. Colborn                       Director (since 2000) and Vice President (since 1992)
  Director and Vice President         of First Allmerica

Charles F. Cronin                     Secretary and Counsel (since 2000) of First
  Secretary                           Allmerica; Counsel (since 1996) of First Allmerica;
                                      Attorney (1991-1996) of Nutter, McClennen & Fish

J. Kendall Huber                      Director, Vice President and General Counsel (since
  Director, Vice President and        2000) of First Allmerica; Vice President (1999) of
  General Counsel                     Promos Hotel Corporation; Vice President and Deputy
                                      General Counsel (1998-1999) of Legg Mason, Inc.; Vice
                                      President and Deputy General Counsel (1995-1998) of
                                      USF&G Corporation

John P. Kavanaugh                     Director and Chief Investment Officer (since 1996)
  Director, Vice President and Chief  and Vice President (since 1991) of First Allmerica;
  Investment Officer                  Director (since 1996) and President (since 1995) of
                                      Allmerica Asset Management, Inc.

Mark C. McGivney                      Vice President (since 1997) and Treasurer (since
  Treasurer                           2000) of First Allmerica; Associate, Investment
                                      Banking (1996-1997) of Merrill Lynch & Co.

John F. O'Brien                       Director, President and Chief Executive Officer
  Director and Chairman of the Board  (since 1989) of First Allmerica

NAME AND POSITION WITH COMPANY           PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------------           ----------------------------------------------
Edward J. Parry, III                  Director and Chief Financial Officer (since 1996),
  Director, Vice President and Chief  Vice President (since 1993) and Treasurer (1993-2000)
  Financial Officer                   of First Allmerica

Richard M. Reilly                     Director (since 1996) and Vice President (since 1990)
  Director, President and Chief       of First Allmerica; Director (since 1990), President
  Executive Officer                   and Chief Executive Officer (since 1995) of Allmerica
                                      Financial Life Insurance and Annuity Company;
                                      Director and President (since 1998) of Allmerica
                                      Financial Investment Management Services, Inc.

Robert P. Restrepo, Jr.               Director and Vice President (since 1998) of First
  Director                            Allmerica; Chief Executive Officer (1996 to 1998) of
                                      Travelers Property & Casualty; Senior Vice President
                                      (1993 to 1996) of Aetna Life & Casualty Company

Eric A. Simonsen                      Director (since 1996) and Vice President (since 1990)
  Director and Vice President         of First Allmerica

Gregory D. Tranter                    Director and Vice President (since 2000) of First
  Director and Vice President         Allmerica; Vice President (1996-1998) of Travelers
                                      Property & Casualty; Director of Geico Team
                                      (1983-1996) of Aetna Life & Casualty


                                  DISTRIBUTION

Allmerica Investments, Inc., an indirect subsidiary of First Allmerica, acts as the principal underwriter of the Certificates pursuant to a Sales and Administrative Services Agreement with the Company and the Separate Account. Allmerica Investments, Inc. is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers ("NASD"). The Certificates are sold by agents of the Company who are registered representatives of Allmerica Investments, Inc. or of independent broker-dealers.

The Company pays commissions to broker-dealers and registered representatives which sell the Certificates based on a commission schedule. After issuance of a Certificate or an increase in Face Amount, commissions may be up to 25% of the first-year premiums up to a basic premium amount established by the Company. Thereafter, commissions may be up to 10% of any additional premiums. Alternative compensation schedules, which may include ongoing annual compensation of up to 0.50% of Certificate Value, are available based on premium payments and the level of enrollment and ongoing administrative services provided to participants and benefit plans by the broker-dealer or registered representative. Certain registered representatives, including registered representatives enrolled in the Company's training program for new agents, may receive additional first-year and renewal commissions and training reimbursements. General Agents of the Company and certain registered representatives may also be eligible to receive expense reimbursements based on the amount of earned commissions. General Agents may also receive overriding commissions, which will not exceed 2.5% of first-year, or 4% of renewal premiums. To the extent permitted by NASD rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales related criteria. Other payments may be made for other services that do not directly involve the sales of the Certificates. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

The Company intends to recoup the commission and other sales expenses through a combination of the deferred sales charge component of the anticipated surrender and partial withdrawal charges through a portion of the premium expense charge, and the investment earnings on amounts allocated to accumulate on a fixed basis in excess of the interest credited on fixed accumulations by the Company. There is no additional charge to the Certificate Owners or to the Separate Account. Any surrender charge assessed on a Certificate will be retained by the Company except for amounts it may pay to Allmerica
Investments, Inc. for services it performs and expenses it may incur as principal underwriter and general distributor.

                                    REPORTS

The Company will maintain the records relating to the Separate Account. You will be promptly sent statements of significant transactions such as premium payments (other than payments made pursuant to the MAP procedure), changes in the specified Face Amount, changes in the Death Benefit Option, transfers among Sub-Accounts and the General Account, partial withdrawals, increases in loan amount by you, loan repayments, lapse, termination for any reason, and reinstatement. An annual statement will also be sent to you. The annual statement will summarize all of the above transactions and deductions of charges during the Certificate year. It will also set forth the status of the Death Proceeds, Certificate Value, Surrender Value, amounts in the Sub-Accounts and General Account, and any Certificate loan(s). The Owner should review the information in all statements carefully. All errors or corrections must be reported to the Company immediately to assure proper crediting to the Certificate. The Company will assume that all transactions are accurately reported on confirmation statements and quarterly/annual statements unless the Owner notifies the Principal Office in writing within 30 days after receipt of the statement. In addition, you will be sent periodic reports containing financial statements and other information for the Separate Account and the Underlying Investment Companies as required by the 1940 Act.

                               LEGAL PROCEEDINGS

There are no legal proceedings pending to which the Separate Account is a party, or to which the assets of the Separate Account are subject. The Company and Allmerica Investments, Inc. are not involved in any litigation that is of material importance in relation to their total assets or that relates to the Separate Account.

                              FURTHER INFORMATION

A Registration Statement under the 1933 Act relating to this offering has been filed with the SEC. Certain portions of the Registration Statement and amendments have been omitted from this Prospectus pursuant to the rules and regulations of the SEC. Statements contained in this Prospectus concerning the Certificate and other legal documents are summaries. The complete documents and omitted information may be obtained from the SEC's principal office in Washington, DC, upon payment of the SEC's prescribed fees.

                            INDEPENDENT ACCOUNTANTS


The financial statements of the Company as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000, and the financial statements of Group VEL Account of the Company as of December 31, 2000 and for the periods indicated, included in this Prospectus constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


The financial statements of the Company included herein should be considered only as bearing on the ability of the Company to meet its obligations under the Certificate.

                           FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the value of a Certificate, on loans, withdrawals, or surrenders, on Death Benefit payments, and on the economic benefit to you or the Beneficiary depends upon a variety of factors. The following discussion is based upon the Company's understanding of the present federal income tax laws as they are currently interpreted. From time to time legislation is proposed which, if passed, could significantly, adversely, and possibly retroactively, affect the taxation of the Certificates. No representation is made regarding the likelihood of continuation of current federal income tax laws or of current interpretations by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.

It should be recognized that the following summary of federal income tax aspects of amounts received under the Certificates is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. Specifically, the discussion below does not address certain tax provisions that may be applicable if the Certificate Owner is a corporation or the trustee of an employee benefit plan. A qualified tax adviser should always be consulted with regard to the enrollment form of law to individual circumstances.

THE COMPANY AND THE SEPARATE ACCOUNT

The Company is taxed as a life insurance company under Subchapter L of the Code of 1986, and files a consolidated tax return with its parent and affiliates. The Company does not expect to incur any income tax upon the earnings or realized capital gains attributable to the Separate Account. Based on these expectations, no charge is made for federal income taxes which may be attributable to the Separate Account.

The Company will review periodically the question of a charge to the Separate Account for federal income taxes. Such a charge may be made in future years for any federal income taxes incurred by the Company. This might become necessary if the tax treatment of the Company is ultimately determined to be other than what the Company believes it to be, if there are changes made in the federal income tax treatment of variable life insurance at the Company level, or if there is a change in the Company's tax status. Any such charge would be designed to cover the federal income taxes attributable to the investment results of the Separate Account.

Under current laws the Company may also incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant. If there is a material change in applicable state or local tax laws, charges may be made for such taxes paid, or reserves for such taxes, attributable to the Separate Account.

TAXATION OF THE CERTIFICATES

The Company believes that the Certificates described in this Prospectus will be considered life insurance contracts under Section 7702 of the Code, which generally provides for the taxation of life insurance policies and places limitations on the relationship of the Certificate Value to the Insurance Amount at Risk. As a result, the Death Proceeds payable are excludable from the gross income of the Beneficiary. Moreover, any increase in Certificate Value is not taxable until received by the Certificate Owner or the Certificate Owner's designee. See "Modified Endowment Contracts."

The Code also requires that the investment of each Sub-Account be adequately diversified in accordance with Treasury regulations in order to be treated as a life insurance Certificate for tax purposes. Although the Company does not have control over the investments of the Underlying Funds, the Company believes that the Underlying Funds currently meet the Treasury's diversification requirements, and the Company will monitor continued compliance with these requirements. In connection with the issuance of previous regulations relating to diversification requirements, the Treasury Department announced that such regulations do not provide guidance concerning the extent to which Certificate Owners may direct their investments to particular divisions of a separate account. Regulations in this regard may be issued in the future. It is possible that if and when regulations are issued, the Certificates may need to be modified to comply with such regulations. For these reasons, the Certificates or the Company's administrative rules may be modified as necessary to prevent a Certificate Owner from being considered the owner of the assets of the Separate Account.

Depending upon the circumstances, a surrender, partial withdrawal, change in the Death Benefit Option, change in the Face Amount, lapse with Certificate loan outstanding, or assignment of the Certificate may have tax consequences. In particular, under specified conditions, a distribution under the Certificate during the first 15 years from Date of Issue that reduces future benefits under the Certificate will be taxed to the Certificate Owner as ordinary income to the extent of any investment earnings in the Certificate. Federal, state and local income, estate, inheritance, and other tax consequences of ownership or receipt of Certificate proceeds depend on the circumstances of each Insured, Certificate Owner, or Beneficiary.

CERTIFICATE LOANS

The Company believes that non-preferred loans received under a Certificate will be treated as indebtedness of the Certificate Owner for federal income tax purposes. Under current law, these loans will not constitute income for the Certificate Owner while the Certificate is in force. See "Modified Endowment Contracts." However, there is a risk that a preferred loan may be characterized by the IRS as a withdrawal and taxed accordingly. At the present time, the IRS has not issued any guidance on whether a loan with the attributes of a preferred loan should be treated differently than a non-preferred loan. This lack of specific guidance makes the tax treatment of preferred loans uncertain. In the event pertinent IRS guidelines are issued in the future, you may convert your preferred loan to a non-preferred loan. However, it is possible that, notwithstanding the conversion, some or all of the loan could be treated as a taxable withdrawal from the Certificate.

Section 264 of the Code restricts the deduction of interest on policy or certificate loans. Consumer interest paid on policy or certificate loans under an individually owned policy or certificate is not tax deductible. Generally, no tax deduction for interest is allowed on policy or certificate loans, if the insured is an officer or employee of, or is financially interested in, any business carried on by the taxpayer. There is an exception to this rule which permits a deduction for interest on loans up to $50,000 related to any business-owned policies or certificates covering officers or 20-percent owners, up to a maximum equal to the greater of (1) five individuals, or (2) the lesser of (a) 5% of the total number of officers and employees of the corporation, or
(b) 20 individuals.

MODIFIED ENDOWMENT CONTRACTS

The Technical and Miscellaneous Revenue Act of 1988 ("1988 Act") adversely affects the tax treatment of distributions under so-called "modified endowment contracts." Under the 1988 Act, any life insurance certificate, including a Certificate offered by this Prospectus, that fails to satisfy a "seven-pay" test is considered a modified endowment contract. A certificate fails to satisfy the seven-pay test if the cumulative premiums paid under the certificate at any time during the first seven certificate years, or within seven years of a material change in the certificate, exceed the sum of the net level premiums that would have been paid, had the certificate provided for paid-up future benefits after the payment of seven level annual premiums. In addition, if benefits are reduced at anytime during the life of the Certificate, there may be adverse tax consequences. Please consult your tax adviser.

If the Certificate is considered a modified endowment contract, all distributions under the Certificate will be taxed on an "income-first" basis. Most distributions received by a Certificate Owner directly or indirectly (including loans, withdrawals, partial surrenders, or the assignment or pledge of any portion of the value of the Certificate) will be includible in gross income to the extent that the cash Surrender Value of the Certificate exceeds the Certificate Owner's investment in the contract. Any additional amounts will be treated as a return of capital to the extent of the Certificate Owner's basis in the Certificate. With certain exceptions, an additional 10% tax will be imposed on the portion of any distribution that is includible in income. All modified endowment contracts issued by the same insurance company to the same Certificate Owner during any calendar period will be treated as a single modified endowment contract in determining taxable distributions.

Currently, each Certificate is reviewed when premiums are received to determine if it satisfies the seven-pay test. If the Certificate does not satisfy the seven-pay test, the Company will notify the Certificate Owner of the option of requesting a refund of the excess premium. The refund process must be completed within 60 days after the Certificate anniversary, or the Certificate will be permanently classified as a modified endowment contract.

                   MORE INFORMATION ABOUT THE GENERAL ACCOUNT

As discussed earlier, you may allocate Net Premiums and transfer Certificate Value to the General Account. Because of exemption and exclusionary provisions in the securities law, any amount in the General Account is not generally subject to regulation under the provisions of the 1933 Act or the 1940 Act. Accordingly, the disclosures in this Section have not been reviewed by the SEC. Disclosures regarding the fixed portion of the Certificate and the General Account may, however, be subject to certain generally applicable provisions of the Federal Securities Laws concerning the accuracy and completeness of statements made in prospectuses.

GENERAL DESCRIPTION

The General Account of the Company is made up of all of the general assets of the Company other than those allocated to any separate account. Allocations to the General Account become part of the assets of the Company and are used to support insurance and annuity obligations. Subject to applicable law, the Company has sole discretion over the investment of assets of the General Account.

A portion or all of Net Premiums may be allocated or transferred to accumulate at a fixed rate of interest in the General Account. Such net amounts are guaranteed by the Company as to principal and a minimum rate of interest. The allocation or transfer of funds to the General Account does not entitle you to share in the investment experience of the General Account.

GENERAL ACCOUNT VALUE AND CERTIFICATE LOANS

The Company bears the full investment risk for amounts allocated to the General Account and guarantees that interest credited to each Certificate Owner's Certificate Value in the General Account will not be less than an annual rate of 4% ("Guaranteed Minimum Rate"). (Under the Certificate, the Guaranteed Minimum Rate may be higher than 4%.)

The Company may, AT ITS SOLE DISCRETION, credit a higher rate of interest ("excess interest"), although it is not obligated to credit interest in excess of the Guaranteed Minimum Rate, and might not do so. However, the excess interest rate, if any, in effect on the date a premium is received at the Principal Office is guaranteed on that premium for one year, unless the Certificate Value associated with the premium becomes security for a Certificate loan. AFTER SUCH INITIAL ONE-YEAR GUARANTEE OF INTEREST ON NET PREMIUM, ANY INTEREST CREDITED ON THE CERTIFICATE VALUE IN THE GENERAL ACCOUNT IN EXCESS OF THE GUARANTEED MINIMUM RATE PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF THE COMPANY. THE CERTIFICATE OWNER ASSUMES THE RISK THAT INTEREST CREDITED MAY NOT EXCEED THE GUARANTEED MINIMUM RATE.

Even if excess interest is credited to accumulated value in the General Account, no excess interest will be credited to that portion of the Certificate Value which is equal to Debt. However, such Certificate Value will be credited interest at an effective annual yield of at least 6%.

The Company guarantees that, on each Monthly Processing Date, the Certificate Value in the General Account will be the amount of the Net Premiums allocated or Certificate Value transferred to the General Account, plus interest at the Guaranteed Minimum Rate, plus any excess interest which the Company credits, less the sum of all Certificate charges allocable to the General Account and any amounts deducted from the General Account in connection with loans, partial withdrawals, surrenders or transfers.

Certificate loans may also be made from the Certificate Value in the General Account.

Transfers, surrenders, partial withdrawals, Death Proceeds and Certificate loans payable from the General Account may be delayed up to six months. However, if payment is delayed for 30 days or more, the Company will pay interest at least equal to an effective annual yield of 3% for the period of deferment. Amounts from the General Account used to pay premiums on policies with the Company will not be delayed.

THE CERTIFICATE

This Prospectus describes certificates issued under a flexible premium variable life insurance Certificate, and is generally intended to serve as a disclosure document only for the aspects of the Certificate relating to the Separate Account. For complete details regarding the General Account, see the Certificate itself.

TRANSFERS, SURRENDERS, AND PARTIAL WITHDRAWALS

If a Certificate is surrendered or if a partial withdrawal is made, a surrender charge or partial withdrawal charge, as applicable, may be imposed if such event occurs before the Certificate, or an increase in the Face Amount, has been in force for 15 Certificate years. In the event of a decrease in the Face Amount, the surrender charge deducted is a fraction of the charge that would apply to a full surrender of the Certificate. Partial withdrawals are made on a last-in/first-out basis from Certificate Value allocated to the General Account. This means that the last payments allocated to General Account will be withdrawn first.

The first twelve transfers in a Certificate year are free of charge. Thereafter, a $10 transfer charge will be deducted for each transfer in that Certificate year. The transfer privilege is subject to the consent of the Company and to the Company's then current rules.

                              FINANCIAL STATEMENTS

Financial Statements for the Company and for the Separate Account are included in this Prospectus, beginning immediately after the Appendices. The financial statements of the Company and for the Separate Account should be considered only as bearing on the ability of the Company to meet its obligations under the Certificate. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                   APPENDIX A
                               OPTIONAL BENEFITS


This Appendix is intended to provide only a very brief overview of additional insurance benefits available by rider. The following supplemental benefits may be available for issue under the Certificates for an additional charge.


WAIVER OF PREMIUM RIDER

    This Rider provides that, during periods of total disability continuing for more than the period of time specified in the Rider, the Company will add to the Certificate Value each month an amount selected by you or the amount necessary to maintain the Certificate in force, whichever is greater. This benefit is subject to the Company's maximum issue benefits. Its cost may change yearly.

OTHER INSURED RIDER

    This Rider provides a term insurance benefit for up to five Insureds. At present this benefit is only available for the spouse and children of the primary Insured. The Rider includes a feature that allows the "Other Insured" to convert the coverage to a flexible premium adjustable life insurance Certificate.

CHILDREN'S INSURANCE RIDER

    This Rider provides coverage for eligible minor children. It also covers future children, including adopted children and stepchildren.

ACCIDENTAL DEATH BENEFIT RIDER

    This Rider pays an additional benefit for death resulting from a covered accident prior to the Certificate anniversary nearest the Insured's Age 70.

OPTION TO ACCELERATE BENEFITS RIDER

    This Rider permits part of the proceeds of the Certificate to be available before death if the Insured becomes terminally ill and, depending on the group to which the Policy is issued, may also pay part of the proceeds if the Insured is permanently confined to a nursing home.

EXCHANGE OPTION RIDER

    This Rider allows you to use the Certificate to insure a different person, subject to Company guidelines.

EXCHANGE TO TERM INSURANCE RIDER


    This Rider allows a Certificate Owner which is a corporation, a corporate grantor trust, or a corporate assignee in the case of a split dollar arrangement, to exchange the Certificate prior to the third Certificate anniversary for a five-year non-convertible term insurance policy. An exchange credit will be paid to the Certificate Owner or the corporate assignee in the case of a corporate-sponsored collateral assignment split dollar arrangement.



CERTAIN OF THESE RIDERS MAY NOT BE AVAILABLE IN ALL STATES.

                                   APPENDIX B
                                PAYMENT OPTIONS

PAYMENT OPTIONS

Upon Written Request, the Surrender Value or all or part of the Death Proceeds may be placed under one or more of the payment options then offered by the Company. If you do not make an election, the Company will pay the benefits in a single sum. A certificate will be provided to the payee describing the payment option selected.

If a payment option is selected, the Beneficiary may pay to the Company any amount that would otherwise by deducted from the Death Benefit.

The amounts payable under a payment option are paid from the General account. These amounts are not based on the investment experience of the Separate Account.

SELECTION OF PAYMENT OPTIONS

The amount applied under any one option for any one payee must be at least $5,000. The periodic payment for any one payee must be at least $50. Subject to your and/or the Beneficiary's provision, any option selection may be changed before the Death Proceeds become payable. If you make no selection, the Beneficiary may select an option when the Death Proceeds become payable.

                                   APPENDIX C
                ILLUSTRATIONS OF SUM INSURED, CERTIFICATE VALUES
                            AND ACCUMULATED PREMIUMS

The tables illustrate the way in which a Certificate's Sum Insured and Certificate Value could vary over an extended period of time.

ASSUMPTIONS

The tables illustrate a Certificate issued to a person, Age 30, under a standard Premium Class and qualifying for the non-smoker discount, and a Certificate issued to a person, Age 45, under a standard Premium Class and qualifying for the non-smoker discount. The tables illustrate the guaranteed cost of insurance rates and the current cost of insurance rates as presently in effect.

The tables illustrate the Certificate Values that would result based upon the assumptions that no Certificate loans have been made, that you have not requested an increase or decrease in the initial Face Amount, that no partial withdrawals have been made, and that no transfers above 12 have been made in any Certificate year (so that no transaction or transfer charges have been incurred).

The tables assume that all premiums are allocated to and remain in the Separate Account for the entire period shown, and are based on hypothetical gross investment rates of return for the Underlying Fund (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross (after tax) annual rates of 0%, 6% and 12%. The second column of the tables shows the amount which would accumulate if an amount equal to the premiums paid were invested each year to earn interest (after taxes) at 5% compounded annually.

The Certificate Values and Death Proceeds would be different from those shown if the gross annual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below such averages for individual Certificate years. The values would also be different depending on the allocation of a Certificate's total Certificate Value among the Sub-Accounts of the Separate Account, if the actual rates of return averaged 0%, 6% or 12%, but the rates of each Underlying Fund varied above and below such averages.

DEDUCTIONS FOR CHARGES


The amounts shown for the Death Proceeds and Certificate Values take into account the deduction from premium for the premium expense charge and the Monthly Deductions from Certificate Value. In both the Current Cost of Insurance Charges tables and the Guaranteed Cost of Insurance Charges tables, the Separate Account charge for mortality and expense risks is equivalent to an effective annual rate of 0.90% of the average monthly value of the assets in the Separate Account attributable to the Certificates.


EXPENSES OF THE UNDERLYING FUNDS


The amounts shown in the tables also take into account the Underlying Fund advisory fees and operating expenses, which are assumed to be at an annual rate of 0.85% of the average daily net assets of the Underlying Funds. The actual fees and expenses of each Underlying Fund vary and, in 2000, ranged from an annual rate of 0.28% to an annual rate of 1.89% of average daily net assets. The fees and expenses associated with the Certificate may be more or less than 0.85% in the aggregate, depending upon how you make allocations of Certificate Value among the Sub-Accounts.



Through December 31, 2001, Allmerica Financial Investment Management
Services, Inc. ("AFIMS") has declared a voluntary expense limitation of 1.50% of average net assets for AIT Select International Equity Fund, 1.35% for AIT Select Aggressive Growth Fund and AIT Select Capital Appreciation Fund, 1.25% for AIT Select Value Opportunity Fund, 1.20% for AIT Select Growth Fund, AIT Select Strategic Growth Fund and AIT Core Equity Fund, 1.10% for AIT Select Growth and Income Fund, 1.00% for AIT Select Strategic

Income Fund, AIT Select Investment Grade Income Fund and AIT Government Bond Fund, and 0.60% for AIT Money Market Fund and AIT Equity Index Fund. The total operating expenses of the funds were less than their respective expense limitations throughout 2000. In addition, through December 31, 2001, AFIMS has agreed to voluntarily waive its management fee to the extent that expenses of the AIT Select Emerging Markets Fund exceed 2.00% of the Fund's average daily net assets. Through December 31, 2001, the AIT Select Value Opportunity Fund's management fee rate has been voluntarily limited to an annual rate of 0.90% of average daily net assets, and total expenses are limited to 1.25% of average daily net assets.



The declaration of a voluntary management fee or expense limitation in any year does not bind AFIMS to declare future expense limitations with respect to these Funds. These limitations may be terminated at any time.



The investment adviser for the DGPF International Equity Series is Delaware International Advisers Ltd. ("Delaware International"). Effective May 1, 2001 through October 31, 2001, the investment adviser for the Series of DGPF has agreed voluntarily to waive their management fee and reimburse the Series for expenses to the extent that total expenses will not exceed 0.95% for the DGPF International Equity Series. The declaration of a voluntary expense limitation does not bind the investment adviser to declare future expense limitations with respect to this Fund.



Fidelity Research & Management Company, the investment adviser for the Fidelity VIP Index 500 Portfolio, has voluntarily agreed to reimburse the class expenses if they exceed a certain level. Absent this reimbursement, the annual class operating expenses would have been 0.33%. This arrangement may be discontinued by the fund's manager at any time.



Morgan Stanley Asset Management ("MSAM") has voluntarily agreed to waive its management fees and to reimburse the UIF Technology Portfolio and the UIF Fixed Income Portfolio if processing of such fees would cause the total annual operating expenses of the portfolio to exceed 1.15% for the UIF Technology Portfolio and 0.70% for the Fixed Income Portfolio of average daily net assets. This fee waiver and reimbursement are voluntary and may be terminated at any time without notice.


The Underlying Fund information above was provided by the Underlying Funds and was not independently verified by the Company.

NET ANNUAL RATES OF INVESTMENT

Taking into account the 0.90% charge to the Separate Account and the assumed 0.85% charge for Underlying Investment Company advisory fees and operating expenses, the gross annual rates of investment return of 0%, 6% and 12% correspond to net annual rates of -1.75%, 4.25% and 10.25%, respectively.

The hypothetical returns shown in the table do not reflect any charges for income taxes against the Separate Account since no charges are currently made. However, if in the future such charges are made, in order to produce illustrated death benefits and cash values, the gross annual investment rate of return would have to exceed 0%, 6% or 12% by a sufficient amount to cover the tax charges.

UPON REQUEST, THE COMPANY WILL PROVIDE A COMPARABLE ILLUSTRATION BASED UPON THE PROPOSED INSURED'S AGE, SEX, AND UNDERWRITING CLASSIFICATION, AND THE REQUESTED FACE AMOUNT, SUM INSURED OPTION, AND RIDERS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                  GROUP VARI-EXCEPTIONAL LIFE PLUS CERTIFICATE

                                                               NON-SMOKER AGE 45
                                                SPECIFIED FACE AMOUNT = $250,000
                                                            SUM INSURED OPTION 1

                       CURRENT COST OF INSURANCE CHARGES

                          PREMIUMS              HYPOTHETICAL 0%                      HYPOTHETICAL 6%
                         PAID PLUS          GROSS INVESTMENT RETURN              GROSS INVESTMENT RETURN
                          INTEREST     ----------------------------------   ----------------------------------
     CERTIFICATE           AT 5%       SURRENDER   CERTIFICATE    DEATH     SURRENDER   CERTIFICATE    DEATH
        YEAR            PER YEAR (1)     VALUE      VALUE (2)    BENEFIT      VALUE      VALUE (2)    BENEFIT
---------------------   ------------   ---------   -----------   --------   ---------   -----------   --------
          1                 4,410          117        3,502      250,000         346        3,731     250,000
          2                 9,041        3,060        6,914      250,000       3,738        7,591     250,000
          3                13,903        8,104       10,236      250,000       9,454       11,585     250,000
          4                19,008       12,398       13,464      250,000      14,650       15,715     250,000
          5                24,368       16,601       16,601      250,000      19,987       19,987     250,000
          6                29,996       19,644       19,644      250,000      24,405       24,405     250,000
          7                35,906       22,587       22,587      250,000      28,967       28,967     250,000
          8                42,112       25,431       25,431      250,000      33,682       33,682     250,000
          9                48,627       28,174       28,174      250,000      38,554       38,554     250,000
         10                55,469       30,814       30,814      250,000      43,587       43,587     250,000
         11                62,652       33,346       33,346      250,000      48,784       48,784     250,000
         12                70,195       35,735       35,735      250,000      54,122       54,122     250,000
         13                78,114       37,977       37,977      250,000      59,604       59,604     250,000
         14                86,430       40,076       40,076      250,000      65,244       65,244     250,000
         15                95,161       42,024       42,024      250,000      71,043       71,043     250,000
         16               104,330       43,806       43,806      250,000      77,002       77,002     250,000
         17               113,956       45,448       45,448      250,000      83,155       83,155     250,000
         18               124,064       46,935       46,935      250,000      89,504       89,504     250,000
         19               134,677       48,253       48,253      250,000      96,054       96,054     250,000
         20               145,821       49,388       49,388      250,000     102,813      102,813     250,000
       Age 60              95,161       42,024       42,024      250,000      71,043       71,043     250,000
       Age 65             145,821       49,388       49,388      250,000     102,813      102,813     250,000
       Age 70             210,477       51,357       51,357      250,000     139,910      139,910     250,000
       Age 75             292,995       44,916       44,916      250,000     184,625      184,625     250,000

                                HYPOTHETICAL 12%
                            GROSS INVESTMENT RETURN
                       ----------------------------------
     CERTIFICATE       SURRENDER   CERTIFICATE    DEATH
        YEAR             VALUE      VALUE (2)    BENEFIT
---------------------  ---------   -----------   --------
          1                 575        3,960     250,000
          2               4,443        8,297     250,000
          3              10,917       13,048     250,000
          4              17,189       18,254     250,000
          5              23,963       23,963     250,000
          6              30,225       30,225     250,000
          7              37,092       37,092     250,000
          8              44,631       44,631     250,000
          9              52,913       52,913     250,000
         10              62,015       62,015     250,000
         11              72,024       72,024     250,000
         12              83,013       83,013     250,000
         13              95,092       95,092     250,000
         14             108,392      108,392     250,000
         15             123,054      123,054     250,000
         16             139,236      139,236     250,000
         17             157,139      157,139     250,000
         18             176,971      176,971     250,000
         19             198,970      198,970     250,000
         20             223,318      223,318     272,448
       Age 60           123,054      123,054     250,000
       Age 65           223,318      223,318     272,448
       Age 70           386,429      386,429     448,257
       Age 75           649,162      649,162     694,604


(1) Assumes a $4,200 premium is paid at the beginning of each Certificate year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Certificate loan has been made. Excessive loans or withdrawals may cause this Certificate to lapse because of insufficient Certificate Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A CERTIFICATE OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE SURRENDER VALUE OF UNITS, CERTIFICATE VALUE, AND DEATH BENEFIT FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CERTIFICATE VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                  GROUP VARI-EXCEPTIONAL LIFE PLUS CERTIFICATE

                                                               NON-SMOKER AGE 45
                                                SPECIFIED FACE AMOUNT = $250,000
                                                            SUM INSURED OPTION 1

                      GUARANTEED COST OF INSURANCE CHARGES

                          PREMIUMS              HYPOTHETICAL 0%                      HYPOTHETICAL 6%
                         PAID PLUS          GROSS INVESTMENT RETURN              GROSS INVESTMENT RETURN
                          INTEREST     ----------------------------------   ----------------------------------
     CERTIFICATE           AT 5%       SURRENDER   CERTIFICATE    DEATH     SURRENDER   CERTIFICATE    DEATH
        YEAR            PER YEAR (1)     VALUE      VALUE (2)    BENEFIT      VALUE      VALUE (2)    BENEFIT
---------------------   ------------   ---------   -----------   --------   ---------   -----------   --------
          1                 4,410            0        2,753      250,000          0        2,946      250,000
          2                 9,041        1,553        5,406      250,000      2,111        5,964      250,000
          3                13,903        5,826        7,957      250,000      6,924        9,055      250,000
          4                19,008        9,333       10,399      250,000     11,149       12,214      250,000
          5                24,368       12,732       12,732      250,000     15,444       15,444      250,000
          6                29,996       14,953       14,953      250,000     18,742       18,742      250,000
          7                35,906       17,049       17,049      250,000     22,098       22,098      250,000
          8                42,112       19,010       19,010      250,000     25,507       25,507      250,000
          9                48,627       20,825       20,825      250,000     28,957       28,957      250,000
         10                55,469       22,479       22,479      250,000     32,437       32,437      250,000
         11                62,652       23,964       23,964      250,000     35,942       35,942      250,000
         12                70,195       25,271       25,271      250,000     39,464       39,464      250,000
         13                78,114       26,389       26,389      250,000     42,996       42,996      250,000
         14                86,430       27,311       27,311      250,000     46,535       46,535      250,000
         15                95,161       28,024       28,024      250,000     50,072       50,072      250,000
         16               104,330       28,499       28,499      250,000     53,585       53,585      250,000
         17               113,956       28,715       28,715      250,000     57,058       57,058      250,000
         18               124,064       28,633       28,633      250,000     60,461       60,461      250,000
         19               134,677       28,203       28,203      250,000     63,756       63,756      250,000
         20               145,821       27,381       27,381      250,000     66,909       66,909      250,000
       Age 60              95,161       28,024       28,024      250,000     50,072       50,072      250,000
       Age 65             145,821       27,381       27,381      250,000     66,909       66,909      250,000
       Age 70             210,477       15,839       15,839      250,000     79,494       79,494      250,000
       Age 75             292,995            0            0            0     81,287       81,287      250,000

                                HYPOTHETICAL 12%
                            GROSS INVESTMENT RETURN
                       ----------------------------------
     CERTIFICATE       SURRENDER   CERTIFICATE    DEATH
        YEAR             VALUE      VALUE (2)    BENEFIT
---------------------  ---------   -----------   --------
          1                   0        3,139     250,000
          2               2,693        6,547     250,000
          3               8,117       10,248     250,000
          4              13,202       14,267     250,000
          5              18,638       18,638     250,000
          6              23,393       23,393     250,000
          7              28,561       28,561     250,000
          8              34,180       34,180     250,000
          9              40,290       40,290     250,000
         10              46,932       46,932     250,000
         11              54,164       54,164     250,000
         12              62,049       62,049     250,000
         13              70,660       70,660     250,000
         14              80,085       80,085     250,000
         15              90,419       90,419     250,000
         16             101,765      101,765     250,000
         17             114,248      114,248     250,000
         18             128,007      128,007     250,000
         19             143,205      143,205     250,000
         20             160,046      160,046     250,000
       Age 60            90,419       90,419     250,000
       Age 65           160,046      160,046     250,000
       Age 70           277,046      277,046     321,374
       Age 75           465,877      465,877     498,488


(1) Assumes a $4,200 premium is paid at the beginning of each Certificate year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Certificate loan has been made. Excessive loans or withdrawals may cause this Certificate to lapse because of insufficient Certificate Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A CERTIFICATE OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE SURRENDER VALUE OF UNITS, CERTIFICATE VALUE, AND DEATH BENEFIT FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CERTIFICATE VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                  GROUP VARI-EXCEPTIONAL LIFE PLUS CERTIFICATE

                                                               NON-SMOKER AGE 30
                                                 SPECIFIED FACE AMOUNT = $75,000
                                                            SUM INSURED OPTION 2

                       CURRENT COST OF INSURANCE CHARGES

                          PREMIUMS              HYPOTHETICAL 0%                      HYPOTHETICAL 6%
                         PAID PLUS          GROSS INVESTMENT RETURN              GROSS INVESTMENT RETURN
                          INTEREST     ----------------------------------   ----------------------------------
     CERTIFICATE           AT 5%       SURRENDER   CERTIFICATE    DEATH     SURRENDER   CERTIFICATE    DEATH
        YEAR            PER YEAR (1)     VALUE      VALUE (2)    BENEFIT      VALUE      VALUE (2)    BENEFIT
---------------------   ------------   ---------   -----------   --------   ---------   -----------   --------
          1                 1,470          297        1,221       76,221         375        1,299      76,299
          2                 3,014        1,370        2,420       77,420       1,602        2,652      77,652
          3                 4,634        3,107        3,596       78,596       3,572        4,062      79,062
          4                 6,336        4,505        4,750       79,750       5,284        5,529      80,529
          5                 8,123        5,881        5,881       80,881       7,055        7,055      82,055
          6                 9,999        6,989        6,989       81,989       8,644        8,644      83,644
          7                11,969        8,073        8,073       83,073      10,296       10,296      85,296
          8                14,037        9,135        9,135       84,135      12,013       12,013      87,013
          9                16,209       10,172       10,172       85,172      13,798       13,798      88,798
         10                18,490       11,185       11,185       86,185      15,653       15,653      90,653
         11                20,884       12,174       12,174       87,174      17,579       17,579      92,579
         12                23,398       13,138       13,138       88,138      19,580       19,580      94,580
         13                26,038       14,077       14,077       89,077      21,658       21,658      96,658
         14                28,810       14,991       14,991       89,991      23,814       23,814      98,814
         15                31,720       15,881       15,881       90,881      26,054       26,054     101,054
         16                34,777       16,744       16,744       91,744      28,377       28,377     103,377
         17                37,985       17,581       17,581       92,581      30,789       30,789     105,789
         18                41,355       18,391       18,391       93,391      33,290       33,290     108,290
         19                44,892       19,174       19,174       94,174      35,884       35,884     110,884
         20                48,607       19,930       19,930       94,930      38,574       38,574     113,574
       Age 60              97,665       25,579       25,579      100,579      71,167       71,167     146,167
       Age 65             132,771       26,546       26,546      101,546      91,516       91,516     166,516
       Age 70             177,576       25,538       25,538      100,538     114,403      114,403     189,403
       Age 75             234,759       21,566       21,566       96,566     139,063      139,063     214,063

                                HYPOTHETICAL 12%
                             GROSS INVESTMENT RETURN
                       -----------------------------------
     CERTIFICATE       SURRENDER   CERTIFICATE     DEATH
        YEAR             VALUE      VALUE (2)     BENEFIT
---------------------  ---------   -----------   ---------
          1                 453         1,377       76,377
          2               1,844         2,894       77,894
          3               4,076         4,566       79,566
          4               6,162         6,406       81,406
          5               8,432         8,432       83,432
          6              10,663        10,663       85,663
          7              13,118        13,118       88,118
          8              15,820        15,820       90,820
          9              18,793        18,793       93,793
         10              22,064        22,064       97,064
         11              25,664        25,664      100,664
         12              29,625        29,625      104,625
         13              33,983        33,983      108,983
         14              38,779        38,779      113,779
         15              44,057        44,057      119,057
         16              49,865        49,865      124,865
         17              56,256        56,256      131,256
         18              63,290        63,290      138,290
         19              71,031        71,031      146,031
         20              79,550        79,550      154,550
       Age 60           229,232       229,232      307,170
       Age 65           378,078       378,078      461,255
       Age 70           617,130       617,130      715,870
       Age 75          1,001,956    1,001,956    1,076,956


(1) Assumes a $1,400 premium is paid at the beginning of each Certificate year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Certificate loan has been made. Excessive loans or withdrawals may cause this Certificate to lapse because of insufficient Certificate Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A CERTIFICATE OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE SURRENDER VALUE OF UNITS, CERTIFICATE VALUE, AND DEATH BENEFIT FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CERTIFICATE VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                  GROUP VARI-EXCEPTIONAL LIFE PLUS CERTIFICATE

                                                               NON-SMOKER AGE 30
                                                 SPECIFIED FACE AMOUNT = $75,000
                                                            SUM INSURED OPTION 2

                      GUARANTEED COST OF INSURANCE CHARGES

                          PREMIUMS              HYPOTHETICAL 0%                      HYPOTHETICAL 6%
                         PAID PLUS          GROSS INVESTMENT RETURN              GROSS INVESTMENT RETURN
                          INTEREST     ----------------------------------   ----------------------------------
     CERTIFICATE           AT 5%       SURRENDER   CERTIFICATE    DEATH     SURRENDER   CERTIFICATE    DEATH
        YEAR            PER YEAR (1)     VALUE      VALUE (2)    BENEFIT      VALUE      VALUE (2)    BENEFIT
---------------------   ------------   ---------   -----------   --------   ---------   -----------   --------
          1                 1,470          116        1,040       76,040        184        1,108       76,108
          2                 3,014        1,010        2,060       77,060      1,211        2,261       77,261
          3                 4,634        2,570        3,059       78,059      2,971        3,461       78,461
          4                 6,336        3,794        4,038       79,038      4,464        4,709       79,709
          5                 8,123        4,994        4,994       79,994      6,003        6,003       81,003
          6                 9,999        5,929        5,929       80,929      7,348        7,348       82,348
          7                11,969        6,841        6,841       81,841      8,743        8,743       83,743
          8                14,037        7,729        7,729       82,729     10,190       10,190       85,190
          9                16,209        8,592        8,592       83,592     11,688       11,688       86,688
         10                18,490        9,430        9,430       84,430     13,239       13,239       88,239
         11                20,884       10,242       10,242       85,242     14,845       14,845       89,845
         12                23,398       11,026       11,026       86,026     16,505       16,505       91,505
         13                26,038       11,784       11,784       86,784     18,222       18,222       93,222
         14                28,810       12,512       12,512       87,512     19,996       19,996       94,996
         15                31,720       13,214       13,214       88,214     21,830       21,830       96,830
         16                34,777       13,884       13,884       88,884     23,723       23,723       98,723
         17                37,985       14,524       14,524       89,524     25,678       25,678      100,678
         18                41,355       15,132       15,132       90,132     27,694       27,694      102,694
         19                44,892       15,707       15,707       90,707     29,772       29,772      104,772
         20                48,607       16,248       16,248       91,248     31,914       31,914      106,914
       Age 60              97,665       19,035       19,035       94,035     56,455       56,455      131,455
       Age 65             132,771       17,687       17,687       92,687     70,077       70,077      145,077
       Age 70             177,576       12,953       12,953       87,953     82,821       82,821      157,821
       Age 75             234,759        2,812        2,812       77,812     91,847       91,847      166,847

                                HYPOTHETICAL 12%
                            GROSS INVESTMENT RETURN
                       ----------------------------------
     CERTIFICATE       SURRENDER   CERTIFICATE    DEATH
        YEAR             VALUE      VALUE (2)    BENEFIT
---------------------  ---------   -----------   --------
          1                 252        1,176      76,176
          2               1,421        2,471      77,471
          3               3,407        3,896      78,896
          4               5,219        5,464      80,464
          5               7,186        7,186      82,186
          6               9,080        9,080      84,080
          7              11,161       11,161      86,161
          8              13,448       13,448      88,448
          9              15,958       15,958      90,958
         10              18,715       18,715      93,715
         11              21,742       21,742      96,742
         12              25,066       25,066     100,066
         13              28,716       28,716     103,716
         14              32,724       32,724     107,724
         15              37,127       37,127     112,127
         16              41,962       41,962     116,962
         17              47,272       47,272     122,272
         18              53,105       53,105     128,105
         19              59,511       59,511     134,511
         20              66,549       66,549     141,549
       Age 60           188,542      188,542     263,542
       Age 65           308,053      308,053     383,053
       Age 70           498,045      498,045     577,733
       Age 75           799,735      799,735     874,735


(1) Assumes a $1,400 premium is paid at the beginning of each Certificate year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Certificate loan has been made. Excessive loans or withdrawals may cause this Certificate to lapse because of insufficient Certificate Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A CERTIFICATE OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE SURRENDER VALUE OF UNITS, CERTIFICATE VALUE, AND DEATH BENEFIT FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CERTIFICATE VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                  GROUP VARI-EXCEPTIONAL LIFE PLUS CERTIFICATE

                                                               NON-SMOKER AGE 45
                                                SPECIFIED FACE AMOUNT = $250,000
                                                            SUM INSURED OPTION 3

                       CURRENT COST OF INSURANCE CHARGES

                          PREMIUMS              HYPOTHETICAL 0%                      HYPOTHETICAL 6%
                         PAID PLUS          GROSS INVESTMENT RETURN              GROSS INVESTMENT RETURN
                          INTEREST     ----------------------------------   ----------------------------------
     CERTIFICATE           AT 5%       SURRENDER   CERTIFICATE    DEATH     SURRENDER   CERTIFICATE    DEATH
        YEAR            PER YEAR (1)     VALUE      VALUE (2)    BENEFIT      VALUE      VALUE (2)    BENEFIT
---------------------   ------------   ---------   -----------   --------   ---------   -----------   --------
          1                13,818         7,819       12,101     250,000       8,573       12,855     250,000
          2                28,327        18,514       23,981     250,000      20,783       26,249     250,000
          3                43,561        33,511       35,643     250,000      38,075       40,206     250,000
          4                59,557        46,024       47,090     250,000      53,687       54,753     250,000
          5                76,353        58,328       58,328     250,000      69,919       69,919     250,000
          6                93,989        69,361       69,361     250,000      85,735       85,735     250,000
          7               112,506        80,190       80,190     250,000     102,199      102,199     265,718
          8               131,950        90,823       90,823     250,000     119,264      119,264     300,544
          9               152,365       101,260      101,260     250,000     136,947      136,947     334,151
         10               173,801       111,447      111,447     264,129     155,263      155,263     367,972
         11               196,309       121,383      121,383     279,180     174,227      174,227     400,723
         12               219,943       131,047      131,047     292,234     193,825      193,825     432,230
         13               244,758       140,443      140,443     303,356     214,070      214,070     462,391
         14               270,814       149,574      149,574     314,106     234,979      234,979     493,456
         15               298,173       158,442      158,442     323,221     256,560      256,560     523,383
         16               326,899       167,034      167,034     332,397     278,806      278,806     554,824
         17               357,062       175,392      175,392     338,506     301,792      301,792     582,459
         18               388,733       183,504      183,504     344,988     325,512      325,512     611,962
         19               421,988       191,373      191,373     350,212     349,978      349,978     640,460
         20               456,905       199,001      199,001     354,222     375,208      375,208     667,870
       Age 60             298,173       158,442      158,442     323,221     256,560      256,560     523,383
       Age 65             456,905       199,001      199,001     354,222     375,208      375,208     667,870
       Age 70             659,493       233,170      233,170     368,408     512,264      512,264     809,378
       Age 75             918,052       261,171      261,171     370,863     668,454      668,454     949,205

                                HYPOTHETICAL 12%
                             GROSS INVESTMENT RETURN
                       -----------------------------------
     CERTIFICATE       SURRENDER   CERTIFICATE     DEATH
        YEAR             VALUE      VALUE (2)     BENEFIT
---------------------  ---------   -----------   ---------
          1               9,328        13,610      250,000
          2              23,142        28,608      250,000
          3              43,012        45,144      250,000
          4              62,312        63,378      250,000
          5              83,496        83,496      250,000
          6             105,644       105,644      283,126
          7             129,927       129,927      337,810
          8             156,548       156,548      394,500
          9             185,727       185,727      453,174
         10             217,698       217,698      515,944
         11             252,718       252,718      581,252
         12             291,020       291,020      648,976
         13             332,900       332,900      719,063
         14             378,681       378,681      795,230
         15             428,705       428,705      874,558
         16             483,309       483,309      961,786
         17             543,013       543,013    1,048,014
         18             608,230       608,230    1,143,473
         19             679,448       679,448    1,243,390
         20             757,203       757,203    1,347,822
       Age 60           428,705       428,705      874,558
       Age 65           757,203       757,203    1,347,822
       Age 70          1,263,379    1,263,379    1,996,139
       Age 75          2,035,561    2,035,561    2,890,497


(1) Assumes a $13,160 premium is paid at the beginning of each Certificate year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Certificate loan has been made. Excessive loans or withdrawals may cause this Certificate to lapse because of insufficient Certificate Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A CERTIFICATE OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE SURRENDER VALUE OF UNITS, CERTIFICATE VALUE, AND DEATH BENEFIT FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CERTIFICATE VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                  GROUP VARI-EXCEPTIONAL LIFE PLUS CERTIFICATE

                                                               NON-SMOKER AGE 45
                                                SPECIFIED FACE AMOUNT = $250,000
                                                            SUM INSURED OPTION 3

                      GUARANTEED COST OF INSURANCE CHARGES

                          PREMIUMS              HYPOTHETICAL 0%                      HYPOTHETICAL 6%
                         PAID PLUS          GROSS INVESTMENT RETURN              GROSS INVESTMENT RETURN
                          INTEREST     ----------------------------------   ----------------------------------
     CERTIFICATE           AT 5%       SURRENDER   CERTIFICATE    DEATH     SURRENDER   CERTIFICATE    DEATH
        YEAR            PER YEAR (1)     VALUE      VALUE (2)    BENEFIT      VALUE      VALUE (2)    BENEFIT
---------------------   ------------   ---------   -----------   --------   ---------   -----------   --------
          1                13,818         6,199       10,481     250,000       6,864       11,146     250,000
          2                28,327        15,289       20,755     250,000      17,279       22,745     250,000
          3                43,561        28,696       30,827     250,000      32,688       34,820     250,000
          4                59,557        39,630       40,695     250,000      46,325       47,391     250,000
          5                76,353        50,367       50,367     250,000      60,487       60,487     250,000
          6                93,989        59,846       59,846     250,000      74,136       74,136     250,000
          7               112,506        69,129       69,129     250,000      88,363       88,363     250,000
          8               131,950        78,216       78,216     250,000     103,169      103,169     259,985
          9               152,365        87,108       87,108     250,000     118,432      118,432     288,973
         10               173,801        95,804       95,804     250,000     134,145      134,145     317,924
         11               196,309       104,310      104,310     250,000     150,314      150,314     345,721
         12               219,943       112,590      112,590     251,075     166,942      166,942     372,281
         13               244,758       120,601      120,601     260,497     184,038      184,038     397,522
         14               270,814       128,339      128,339     269,512     201,596      201,596     423,351
         15               298,173       135,810      135,810     277,053     219,621      219,621     448,027
         16               326,899       142,995      142,995     284,560     238,081      238,081     473,781
         17               357,062       149,915      149,915     289,336     257,002      257,002     496,013
         18               388,733       156,546      156,546     294,306     276,338      276,338     519,516
         19               421,988       162,882      162,882     298,073     296,065      296,065     541,800
         20               456,905       168,923      168,923     300,683     316,170      316,170     562,783
       Age 60             298,173       135,810      135,810     277,053     219,621      219,621     448,027
       Age 65             456,905       168,923      168,923     300,683     316,170      316,170     562,783
       Age 70             659,493       194,665      194,665     307,570     421,521      421,521     666,003
       Age 75             918,052       213,176      213,176     302,710     532,761      532,761     756,520

                                HYPOTHETICAL 12%
                             GROSS INVESTMENT RETURN
                       -----------------------------------
     CERTIFICATE       SURRENDER   CERTIFICATE     DEATH
        YEAR             VALUE      VALUE (2)     BENEFIT
---------------------  ---------   -----------   ---------
          1               7,529        11,811      250,000
          2              19,349        24,815      250,000
          3              37,011        39,142      250,000
          4              53,867        54,933      250,000
          5              72,352        72,352      250,000
          6              91,581        91,581      250,000
          7             112,659       112,659      292,913
          8             135,664       135,664      341,873
          9             160,757       160,757      392,246
         10             188,095       188,095      445,786
         11             217,869       217,869      501,098
         12             250,279       250,279      558,122
         13             285,551       285,551      616,791
         14             323,907       323,907      680,204
         15             365,602       365,602      745,828
         16             410,847       410,847      817,585
         17             459,970       459,970      887,742
         18             513,195       513,195      964,807
         19             570,795       570,795    1,044,555
         20             633,082       633,082    1,126,886
       Age 60           365,602       365,602      745,828
       Age 65           633,082       633,082    1,126,886
       Age 70          1,026,306    1,026,306    1,621,563
       Age 75          1,591,643    1,591,643    2,260,133


(1) Assumes a $13,160 premium is paid at the beginning of each Certificate year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Certificate loan has been made. Excessive loans or withdrawals may cause this Certificate to lapse because of insufficient Certificate Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A CERTIFICATE OWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE SURRENDER VALUE OF UNITS, CERTIFICATE VALUE, AND DEATH BENEFIT FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CERTIFICATE VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                   APPENDIX D
                    CALCULATION OF MAXIMUM SURRENDER CHARGES

A separate surrender charge may be calculated upon issuance of the Certificate and upon each increase in the Face Amount. The maximum surrender charge calculated upon issuance of the Certificate is equal to $8.50 per thousand dollars of the initial Face Amount plus up to 50% (less any premium expense charge not associated with state and local premium taxes) of the Guideline Annual Premium, depending on the group to which the Policy is issued. The maximum surrender charge for an increase in the Face Amount is $8.50 per thousand dollars of increase, plus up to 50% (less any premium expense charge not associated with state and local premium taxes) of the Guideline Annual Premium for the increase. The calculation may be summarized in the following formula:

 Maximum Surrender Charge = (8.5 X Face Amount) + (up to 50% X Guideline Annual
                                                     Premium)

                                   1000

A further limitation is imposed based on the Standard Nonforfeiture Law of each state. The maximum surrender charges upon issuance of the Certificate and upon each increase in the Face Amount are shown in the following table. During the first two Certificate years following issue or an increase in Face Amount, the actual surrender charge may be less than the maximum. See CHARGES AND DEDUCTIONS -- "Surrender Charge."

The maximum surrender charge remains level for up to the first 24 Certificate months, reduces uniformly for the balance of the surrender charge period, and is zero thereafter. The actual surrender charge imposed may be less than the maximum.

The Factors used in calculating the maximum surrender charges vary with the issue Age and Underwriting Class as indicated in the following table.

                 MAXIMUM SURRENDER CHARGE PER $1000 FACE AMOUNT

 Age at
Issue or    Unisex     Unisex     Unisex
Increase  Non-smoker   Smoker   Uni-smoker
--------  ----------   ------   ----------
    0                  14.89      14.37
    1                  14.84      14.31
    2                  15.00      14.44
    3                  15.17      14.58
    4                  15.35      14.73
    5                  15.53      14.88
    6                  15.73      15.05
    7                  15.94      15.23
    8                  16.16      15.41
    9                  16.39      15.61
   10                  16.64      15.82
   11                  16.91      16.05
   12                  17.18      16.28
   13                  17.47      16.52
   14                  17.77      16.77
   15                  18.08      17.02
   16                  18.38      17.28
   17                  18.67      17.54
   18       17.15      18.98      17.80
   19       17.40      19.29      18.07
   20       17.65      19.62      18.35
   21       17.92      19.95      18.64
   22       18.20      20.31      18.95
   23       18.49      20.68      19.27
   24       18.80      21.08      19.61
   25       19.13      21.49      19.97
   26       19.48      21.94      20.35
   27       19.85      22.42      20.75
   28       20.24      22.92      21.18
   29       20.65      23.45      21.63
   30       21.08      24.02      22.11
   31       21.54      24.62      22.61
   32       22.03      25.25      23.15
   33       22.54      25.92      23.71
   34       23.03      26.62      24.30
   35       23.64      27.36      24.92
   36       24.24      28.15      25.57
   37       24.87      28.97      26.26
   38       25.53      29.84      26.99
   39       26.23      30.76      27.75
   40       26.97      31.72      28.55
   41       27.74      32.73      29.39
   42       28.55      33.79      30.27
   43       29.41      34.91      31.19
   44       30.31      36.08      32.17
   45       31.26      37.31      33.19
   46       32.27      38.60      34.27

 Age at
Issue or    Unisex     Unisex     Unisex
Increase  Non-smoker   Smoker   Uni-smoker
--------  ----------   ------   ----------
   47       33.33      39.95      35.40
   48       34.46      41.38      36.59
   49       35.64      42.89      37.86
   50       36.90      44.48      39.19
   51       38.24      46.17      40.60
   52       39.66      47.95      42.10
   53       41.17      49.84      43.68
   54       42.76      51.82      45.36
   55       44.46      53.91      47.12
   56       46.25      56.11      48.98
   57       48.16      56.87      50.95
   58       50.18      56.76      53.03
   59       52.34      56.65      55.24
   60       54.64      56.54      56.71
   61       56.54      56.44      56.59
   62       56.41      56.34      56.47
   63       56.29      56.26      56.36
   64       56.16      56.18      56.25
   65       56.03      56.10      56.13
   66       55.90      56.01      56.00
   67       55.74      55.90      55.85
   68       55.58      55.76      55.70
   69       55.41      55.63      55.53
   70       55.27      55.49      55.37
   71       55.12      55.38      55.22
   72       54.96      55.29      55.10
   73       54.85      55.23      54.99
   74       54.75      55.19      54.89
   75       54.64      55.16      54.80
   76       54.52      55.10      54.69
   77       54.36      55.01      54.53
   78       54.18      54.86      54.35
   79       53.97      54.68      54.14
   80       53.75      54.49      53.91

                                    EXAMPLES

For the purposes of these examples, assume that a unisex, Age 35 non-smoker purchases a $100,000 Certificate. In this example the Guideline Annual Premium ("GAP") equals $1,032.25. The maximum surrender charge is calculated as follows:

    (1) Deferred Administrative Charge                                   $850.00
       ($8.50/$1,000 of Face Amount)

    (2) Deferred Sales Charge                                            $516.13
       (50% X GAP)
                                                                    ------------

                                                                       $1,366.13

    Maximum surrender charge per Table (23.64 X 100)

    $2,364.00

During the first two Certificate years after the Date of Issue, the actual surrender charge is the smaller of the maximum surrender charge and the following sum:

    (1) Deferred Administrative Charge                                   $850.00
       ($8.50/$1,000 of Face Amount)

    (2) Deferred Sales Charge                                             Varies

        (not to exceed 30% of premiums received, up to one
       GAP, plus 9% of premiums
       received in excess of one GAP)

                                                            --------------------

                                                              Sum of (1) and (2)

The maximum surrender charge is $1,366.13. All premiums are associated with the initial Face Amount unless the Face Amount is increased.

EXAMPLE 1:

Assume the Certificate Owner surrenders the Certificate in the 10th Certificate month, having paid total premiums of $900. The actual surrender charge would be $1,120.

EXAMPLE 2:

Assume the Certificate Owner surrenders the Certificate in the 120th Certificate month. Also assume that after the 24th Certificate month, the maximum surrender charge decreases by 1/156 per month, thereby reaching zero at the end of the 15th Certificate year. In this example, the maximum surrender charge would be $525.43.

                                   APPENDIX E
                            PERFORMANCE INFORMATION

The Certificates were first offered to the public in 1995. However, the Company may advertise "Total Return" and "Average Annual Total Return" performance information based on the periods that the Sub-Accounts have been in existence (Tables I(A) and I(B)), and based on the periods that the Underlying Funds have been in existence (Tables II (A) and II (B)). The results for any period prior to the Certificates being offered will be calculated as if the Certificates had been offered during that period of time, with all charges assumed to be those applicable to the Sub-Accounts, the Underlying Funds, and (in Tables I(A) and II(A)) under a "representative" Certificate that is surrendered at the end of the applicable period. For more information on charges under the Certificates, see CHARGES AND DEDUCTIONS.


In each Table in Appendix E, "One-Year Total Return" refers to the total of the income generated by a Sub-Account, based on certain charges and assumptions as described in the respective tables, for the one-year period ended December 31, 2000. "Average Annual Total Return" is based on the same charges and assumptions, but reflects the hypothetical annually compounded return that would have produced the same cumulative return if the Sub-Account's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in annual performance return, they are not the same as actual year-by-year results.


Performance information may be compared, in reports and promotional literature, to: (1) the Standard & Poor's 500 Stock Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), Shearson Lehman Aggregate Bond Index or other unmanaged indices so that investors may compare results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (2) other groups of variable life separate accounts or other investment products tracked by Lipper Inc., a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, such as Morningstar, Inc., who rank such investment products on overall performance or other criteria; or (3) the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

At times, the Company may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Services ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P") and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of the Company's relative financial strength and operating performance in comparison to the norms of the life/health insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues and do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Underlying Portfolios.

The Company may provide information on various topics of interest to Certificate Owners and prospective Certificate Owners in sales literature, periodic publications or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer and account rebalancing), the advantages and disadvantages of investing in tax-deferred and taxable investments, customer profiles and hypothetical purchase and investment scenarios, financial management and tax and retirement planning, and investment alternatives to certificates of deposit and other financial instruments.

                                   TABLE I(A)
                  AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNT
                      FOR PERIODS ENDING DECEMBER 31, 2000
                         SINCE INCEPTION OF SUB-ACCOUNT
          NET OF ALL CHARGES AND ASSUMING SURRENDER OF THE CERTIFICATE



The following performance information is based on the periods that the Sub-Accounts have been in existence. The data is net of expenses of the Underlying Funds, all Sub-Account charges, and all Certificate charges (including surrender charges) for a representative Certificate. It is assumed that the Insured is male (unisex rates), Age 36, standard (non-smoker) Premium Class, that the Face Amount of the Certificate is $250,000, that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Certificate year, that ALL premiums were allocated to EACH Sub-Account individually, and that there was a full surrender of the Certificate at the end of the applicable period.

                                                                                                TEN YEARS OR
                                                   SUB-ACCOUNT                                     LIFE OF
                                                   INCEPTION     ONE-YEAR            5           SUB-ACCOUNT
                                                     DATE      TOTAL RETURN        YEARS          (IF LESS)
AIT Core Equity Fund                               05/01/95          -100.00%           7.71%           10.06%
AIT Equity Index Fund                              05/01/95          -100.00%           9.57%           12.00%
AIT Government Bond Fund                           05/01/95          -100.00%          -2.54%           -1.14%
AIT Money Market Fund                              05/01/95          -100.00%          -2.71%           -2.05%
AIT Select Aggressive Growth Fund                  05/01/95          -100.00%           2.01%            5.73%
AIT Select Capital Appreciation Fund               05/03/95          -100.00%           5.39%           11.11%
AIT Select Emerging Markets Fund                   11/09/98          -100.00%             N/A          -54.34%
AIT Select Growth and Income Fund                  05/01/95          -100.00%           4.56%            7.41%
AIT Select Growth Fund                             05/01/95          -100.00%          10.46%           12.24%
AIT Select International Equity Fund               05/01/95          -100.00%           4.00%            5.59%
AIT Select Investment Grade Income Fund            05/01/95          -100.00%          -2.21%           -0.36%
AIT Select Strategic Growth Fund                   03/05/99          -100.00%             N/A          -89.99%
AIT Select Strategic Income Fund                        N/A               N/A             N/A              N/A
AIT Select Value Opportunity Fund                  05/01/95           -94.43%           7.62%            8.37%
DGPF International Equity Series                   07/02/96          -100.00%             N/A           -1.02%
Fidelity VIP Equity-Income Portfolio               05/01/95          -100.00%           5.20%            7.90%
Fidelity VIP Growth Portfolio                      05/01/95          -100.00%          10.97%           13.86%
Fidelity VIP High Income Portfolio                 05/01/95          -100.00%          -6.69%           -4.44%
Fidelity VIP Overseas Portfolio                    05/01/95          -100.00%           2.21%            3.01%
Fidelity VIP II Asset Manager Portfolio            05/01/95          -100.00%           2.93%            4.53%
Fidelity VIP II Contrafund-Registered Trademark-
 Portfolio                                         11/02/00               N/A             N/A          -23.29%
Fidelity VIP II Index 500 Portfolio                05/25/99          -100.00%             N/A          -75.76%
Janus Aspen Aggressive Growth Portfolio (Service
 Shares)                                                N/A               N/A             N/A              N/A
PIMCO Total Return Bond Portfolio II                    N/A               N/A             N/A              N/A
T. Rowe Price International Stock Portfolio        02/12/96          -100.00%             N/A           -0.67%
UIF Fixed Income Portfolio                              N/A               N/A             N/A              N/A
UIF Technology Portfolio                           05/31/00               N/A             N/A          -62.15%


PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                   TABLE I(B)
                   SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDING DECEMBER 31, 2000
                         SINCE INCEPTION OF SUB-ACCOUNT
          EXCLUDING MONTHLY CERTIFICATE CHARGES AND SURRENDER CHARGES



The following performance information is based on the periods that the Sub-Accounts have been in existence. The performance information is net of total Underlying Fund expenses and all Sub-Account charges. THE DATA DOES NOT REFLECT MONTHLY CHARGES UNDER THE CERTIFICATE OR SURRENDER CHARGES. It is assumed that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Certificate year and that ALL premiums were allocated to EACH Sub-Account individually.

                                                                                         TEN YEARS OR
                                                   SUB-ACCOUNT                              LIFE OF
                                                   INCEPTION      ONE-YEAR        5       SUB-ACCOUNT
                                                      DATE      TOTAL RETURN    YEARS      (IF LESS)
AIT Core Equity Fund                                05/01/95          -10.33%   14.96%           16.58%
AIT Equity Index Fund                               05/01/95           -9.85%   16.82%           18.51%
AIT Government Bond Fund                            05/01/95            9.01%    4.70%            5.45%
AIT Money Market Fund                               05/01/95            5.44%    4.53%            4.55%
AIT Select Aggressive Growth Fund                   05/01/95          -25.22%    9.25%           12.27%
AIT Select Capital Appreciation Fund                05/03/95            5.85%   12.63%           17.63%
AIT Select Emerging Markets Fund                    11/09/98          -37.79%      N/A            1.71%
AIT Select Growth and Income Fund                   05/01/95          -11.61%   11.80%           13.94%
AIT Select Growth Fund                              05/01/95          -18.53%   17.71%           18.75%
AIT Select International Equity Fund                05/01/95           -9.79%   11.24%           12.13%
AIT Select Investment Grade Income Fund             05/01/95            9.32%    5.03%            6.23%
AIT Select Strategic Growth Fund                    03/05/99          -37.60%      N/A          -15.88%
AIT Select Strategic Income Fund                          N/A             N/A      N/A              N/A
AIT Select Value Opportunity Fund                   05/01/95           29.22%   14.86%           14.90%
DGPF International Equity Series                    07/02/96           -0.38%      N/A            8.42%
Fidelity VIP Equity-Income Portfolio                05/01/95            7.44%   12.44%           14.43%
Fidelity VIP Growth Portfolio                       05/01/95          -11.78%   18.22%           20.37%
Fidelity VIP High Income Portfolio                  05/01/95          -23.17%    0.56%            2.19%
Fidelity VIP Overseas Portfolio                     05/01/95          -19.84%    9.45%            9.57%
Fidelity VIP II Asset Manager Portfolio             05/01/95           -4.80%   10.16%           11.07%
Fidelity VIP II Contrafund-Registered Trademark-
 Portfolio                                          11/02/00              N/A      N/A           -6.43%
Fidelity VIP II Index 500 Portfolio                 05/25/99          -10.12%      N/A            1.78%
Janus Aspen Aggressive Growth Portfolio (Service
 Shares)                                                  N/A             N/A      N/A              N/A
PIMCO Total Return Bond Portfolio                         N/A             N/A      N/A              N/A
T. Rowe Price International Stock Portfolio         02/12/96          -18.58%      N/A            7.07%
UIF Fixed Income Portfolio                                N/A             N/A      N/A              N/A
UIF Technology Portfolio                            05/31/00              N/A      N/A          -21.66%


PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                  TABLE II(A)
                          AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDING DECEMBER 31, 2000
                   SINCE INCEPTION OF UNDERLYING PORTFOLIO(1)
          NET OF ALL CHARGES AND ASSUMING SURRENDER OF THE CERTIFICATE



The following performance information is based on the periods that the Underlying Funds have been in existence. The data is net of expenses of the Underlying Funds, all Sub-Account charges, and all Certificate charges (including surrender charges) for a representative Certificate. It is assumed that the Insured is male (unisex rates), Age 36, standard (nonsmoker) Premium Class, that the Face Amount of the Certificate is $250,000, that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Certificate year, that ALL premiums were allocated to EACH Sub-Account individually, and that there was a full surrender of the Certificate at the end of the applicable period.

                                                   PORTFOLIO                                    TEN YEARS OR
                                                   INCEPTION     ONE-YEAR            5          LIFE OF FUND
                                                     DATE      TOTAL RETURN        YEARS          (IF LESS)
AIT Core Equity Fund                               04/29/85          -100.00%           7.71%           11.33%
AIT Equity Index Fund                              09/28/90          -100.00%           9.57%           12.03%
AIT Government Bond Fund                           08/26/91          -100.00%          -2.54%            1.26%
AIT Money Market Fund                              04/29/85          -100.00%          -2.71%           -0.17%
AIT Select Aggressive Growth Fund                  08/21/92          -100.00%           2.01%            8.48%
AIT Select Capital Appreciation Fund               04/28/95          -100.00%           5.39%           11.13%
AIT Select Emerging Markets Fund                   02/20/98          -100.00%             N/A          -37.43%
AIT Select Growth and Income Fund                  08/21/92          -100.00%           4.56%            6.68%
AIT Select Growth Fund                             08/21/92          -100.00%          10.46%            9.55%
AIT Select International Equity Fund               05/02/94          -100.00%           4.00%            4.73%
AIT Select Investment Grade Income Fund            04/29/85          -100.00%          -2.21%            2.86%
AIT Select Strategic Growth Fund                   02/20/98          -100.00%             N/A          -42.86%
AIT Select Strategic Income Fund                   07/03/00               N/A             N/A          -54.38%
AIT Select Value Opportunity Fund                  04/30/93           -94.43%           7.62%            7.85%
DGPF International Equity Series                   10/29/92          -100.00%           2.12%            4.79%
Fidelity VIP Equity-Income Portfolio               10/09/86          -100.00%           5.20%           12.59%
Fidelity VIP Growth Portfolio                      10/09/86          -100.00%          10.97%           15.24%
Fidelity VIP High Income Portfolio                 09/19/85          -100.00%          -6.69%            4.85%
Fidelity VIP Overseas Portfolio                    01/28/87          -100.00%           2.21%            4.25%
Fidelity VIP II Asset Manager Portfolio            09/06/89          -100.00%           2.93%            7.02%
Fidelity VIP II Contrafund-Registered Trademark-
 Portfolio                                         01/03/95          -100.00%           9.50%           13.98%
Fidelity VIP II Index 500 Portfolio                08/27/92          -100.00%           9.67%           11.37%
Janus Aspen Aggressive Growth Portfolio (Service
 Shares)                                           09/13/93          -100.00%          11.56%           15.97%
PIMCO Total Return Bond Portfolio II               05/28/99          -100.00%             N/A          -71.80%
T. Rowe Price International Stock Portfolio        03/31/94          -100.00%           0.25%            1.49%
UIF Fixed Income Portfolio                         01/02/97          -100.00%             N/A           -6.06%
UIF Technology Portfolio                           11/30/99          -100.00%             N/A          -97.44%



(1)Many of the Underlying Funds in which the Sub-Accounts invest existed prior to the date the Sub-Accounts commenced operations. In this table, the specified period is based on the inception date of each Underlying Fund rather than the inception date of the Sub-Account. As such, the table represents what the performance of a Sub-Account would have been if the Sub-Account had been both in existence and invested in the corresponding Underlying Fund since the date indicated. In that respect, these numbers are hypothetical and are not the actual performance numbers for the Sub-Accounts or the Certificate.


PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                  TABLE II(B)
                   SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDING DECEMBER 31, 2000
                   SINCE INCEPTION OF UNDERLYING PORTFOLIO(1)
          EXCLUDING MONTHLY CERTIFICATE CHARGES AND SURRENDER CHARGES



The following performance information is based on the periods that the Underlying Funds have been in existence. The performance information is net of total Underlying Fund expenses and all Sub-Account charges. THE DATA DOES NOT REFLECT MONTHLY CHARGES UNDER THE CERTIFICATE OR SURRENDER CHARGES. It is assumed that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Certificate year and that ALL premiums were allocated to EACH Sub-Account individually.

                                                   PORTFOLIO                           TEN YEARS OR
                                                   INCEPTION    ONE-YEAR        5      LIFE OF FUND
                                                     DATE     TOTAL RETURN    YEARS      (IF LESS)
AIT Core Equity Fund                               04/29/85         -10.33%   14.96%           15.13%
AIT Equity Index Fund                              09/28/90          -9.85%   16.82%           15.82%
AIT Government Bond Fund                           08/26/91           9.01%    4.70%            5.65%
AIT Money Market Fund                              04/29/85           5.44%    4.53%            4.06%
AIT Select Aggressive Growth Fund                  08/21/92         -25.22%    9.25%           13.07%
AIT Select Capital Appreciation Fund               04/28/95           5.85%   12.63%           17.63%
AIT Select Emerging Markets Fund                   02/20/98         -37.79%      N/A           -7.67%
AIT Select Growth and Income Fund                  08/21/92         -11.61%   11.80%           11.32%
AIT Select Growth Fund                             08/21/92         -18.53%   17.71%           14.12%
AIT Select International Equity Fund               05/02/94          -9.79%   11.24%           10.43%
AIT Select Investment Grade Income Fund            04/29/85           9.32%    5.03%            6.95%
AIT Select Strategic Growth Fund                   02/20/98         -37.60%      N/A          -11.96%
AIT Select Strategic Income Fund                   07/03/00             N/A      N/A            4.78%
AIT Select Value Opportunity Fund                  04/30/93          29.22%   14.86%           12.84%
DGPF International Equity Series                   10/29/92          -0.38%    9.36%            9.57%
Fidelity VIP Equity-Income Portfolio               10/09/86           7.44%   12.44%           16.36%
Fidelity VIP Growth Portfolio                      10/09/86         -11.78%   18.22%           18.95%
Fidelity VIP High Income Portfolio                 09/19/85         -23.17%    0.56%            8.86%
Fidelity VIP Overseas Portfolio                    01/28/87         -19.84%    9.45%            8.29%
Fidelity VIP II Asset Manager Portfolio            09/06/89          -4.80%   10.16%           10.95%
Fidelity VIP II Contrafund-Registered Trademark-
 Portfolio                                         01/03/95          -7.46%   16.75%           20.13%
Fidelity VIP II Index 500 Portfolio                08/27/92         -10.12%   16.92%           15.91%
Janus Aspen Aggressive Growth Portfolio (Service
 Shares)                                           09/13/93         -32.40%   18.81%           21.06%
PIMCO Total Return Bond Portfolio II               05/28/99          10.30%      N/A            6.93%
T. Rowe Price International Stock Portfolio        03/31/94         -18.58%    7.48%            7.19%
UIF Fixed Income Portfolio                         01/02/97          10.08%      N/A            5.75%
UIF Technology Portfolio                           11/30/99         -24.25%      N/A           -5.57%



(1)Many of the Underlying Funds in which the Sub-Accounts invest existed prior to the date the Sub-Accounts commenced operations. In this table, the specified period is based on the inception date of each Underlying Fund rather than the inception date of the Sub-Account. As such, the table represents what the performance of a Sub-Account would have been if the Sub-Account had been both in existence and invested in the corresponding Underlying Fund since the date indicated. In that respect, these numbers are hypothetical and are not the actual performance numbers for the Sub-Accounts or the Certificate.


PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

ALLMERICA FINANCIAL
LIFE INSURANCE AND
ANNUITY COMPANY

CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2000

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of Allmerica Financial Life Insurance and Annuity Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, comprehensive income, shareholder's equity and cash flows present fairly, in all material respects, the financial position of Allmerica Financial Life Insurance and Annuity Company (the "Company") at December 31, 2000 and 1999, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
February 1, 2001

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                       CONSOLIDATED STATEMENTS OF INCOME

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                     2000    1999    1998
 -------------                                     ----    ----    ----
 REVENUES
     Premiums...................................  $  0.1  $  0.5  $  0.5
     Universal life and investment product
       policy fees..............................   382.2   328.1   267.4
     Net investment income......................   140.4   150.2   151.3
     Net realized investment (losses) gains.....   (15.2)   (8.7)   20.0
     Other income (Note 1)......................    85.1    36.9     0.6
                                                  ------  ------  ------
         Total revenues.........................   592.6   507.0   439.8
                                                  ------  ------  ------
 BENEFITS, LOSSES AND EXPENSES
     Policy benefits, claims and losses.........   167.2   173.6   153.9
     Policy acquisition expenses................    70.5    49.8    64.6
     Sales practice litigation..................    --      --      21.0
     Other operating expenses (Note 1)..........   197.8   151.3   104.1
     Restructuring costs........................     4.6    --      --
                                                  ------  ------  ------
         Total benefits, losses and expenses....   440.1   374.7   343.6
                                                  ------  ------  ------
 Income before federal income taxes.............   152.5   132.3    96.2
                                                  ------  ------  ------
 FEDERAL INCOME TAX EXPENSE (BENEFIT)
     Current....................................   (36.7)   15.5    22.1
     Deferred...................................    69.7    30.5    11.8
                                                  ------  ------  ------
         Total federal income tax expense.......    33.0    46.0    33.9
                                                  ------  ------  ------
 Net income.....................................  $119.5  $ 86.3  $ 62.3
                                                  ======  ======  ======

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                          CONSOLIDATED BALANCE SHEETS

 DECEMBER 31,
 (IN MILLIONS, EXCEPT PER SHARE DATA)                        2000       1999
 ------------------------------------                      ---------  ---------
 ASSETS
   Investments:
     Fixed maturities at fair value (amortized cost of
       $1,262.2 and $1,354.2)............................  $ 1,270.0  $ 1,324.6
     Equity securities at fair value (cost of $41.2 and
       $25.2)............................................       35.8       32.6
     Mortgage loans......................................      200.1      223.7
     Policy loans........................................      185.4      166.8
     Real estate and other long-term investments.........       15.1       25.1
                                                           ---------  ---------
         Total investments...............................    1,706.4    1,772.8
                                                           ---------  ---------
   Cash and cash equivalents.............................       50.8      132.9
   Accrued investment income.............................       33.7       36.0
   Deferred policy acquisition costs.....................    1,344.2    1,156.4
   Reinsurance receivable on paid and unpaid losses,
     benefits and unearned premiums......................      280.2      287.2
   Other assets..........................................       69.3       64.8
   Separate account assets...............................   14,688.2   14,527.9
                                                           ---------  ---------
         Total assets....................................  $18,172.8  $17,978.0
                                                           =========  =========
 LIABILITIES
   Policy liabilities and accruals:
     Future policy benefits..............................  $ 2,188.4  $ 2,274.7
     Outstanding claims and losses.......................       15.6       13.7
     Unearned premiums...................................        2.5        2.6
     Contractholder deposit funds and other policy
       liabilities.......................................       42.5       44.3
                                                           ---------  ---------
         Total policy liabilities and accruals...........    2,249.0    2,335.3
                                                           ---------  ---------
   Expenses and taxes payable............................      138.6      216.8
   Reinsurance premiums payable..........................       16.4       17.9
   Deferred federal income taxes.........................      168.5       94.8
   Separate account liabilities..........................   14,688.2   14,527.9
                                                           ---------  ---------
         Total liabilities...............................   17,260.7   17,192.7
                                                           ---------  ---------
   Contingencies (Note 12)
 SHAREHOLDER'S EQUITY
   Common stock, $1,000 par value, 10,000 shares
     authorized, 2,526 and 2,526 shares, issued and
     outstanding.........................................        2.5        2.5
   Additional paid-in capital............................      423.7      423.7
   Accumulated other comprehensive (loss) income.........        4.7       (2.6)
   Retained earnings.....................................      481.2      361.7
                                                           ---------  ---------
         Total shareholder's equity......................      912.1      785.3
                                                           ---------  ---------
         Total liabilities and shareholder's equity......  $18,172.8  $17,978.0
                                                           =========  =========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                     2000     1999     1998
 -------------                                    -------  -------  -------
 COMMON STOCK...................................  $  2.5   $  2.5   $  2.5
                                                  ------   ------   ------

 ADDITIONAL PAID-IN CAPITAL
     Balance at beginning of period.............   423.7    407.9    386.9
     Issuance of common stock...................    --       15.8     21.0
                                                  ------   ------   ------
     Balance at end of period...................   423.7    423.7    407.9
                                                  ------   ------   ------
 ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
     Net unrealized (depreciation) appreciation
       on investments:
     Balance at beginning of period.............    (2.6)    24.1     38.5
     Appreciation (depreciation) during the
       period:
         Net appreciation (depreciation) on
           available-for-sale securities........    11.3    (41.1)   (23.4)
         (Provision) benefit for deferred
           federal income taxes.................    (4.0)    14.4      9.0
                                                  ------   ------   ------
         Other comprehensive income (loss)......     7.3    (26.7)   (14.4)
                                                  ------   ------   ------
     Balance at end of period...................     4.7     (2.6)    24.1
                                                  ------   ------   ------
 RETAINED EARNINGS
     Balance at beginning of period.............   361.7    275.4    213.1
     Net income.................................   119.5     86.3     62.3
                                                  ------   ------   ------
     Balance at end of period...................   481.2    361.7    275.4
                                                  ------   ------   ------
         Total shareholder's equity.............  $912.1   $785.3   $709.9
                                                  ======   ======   ======

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                  2000    1999    1998
 -------------                                 ------  ------  ------
 Net income..................................  $119.5  $ 86.3  $62.3
 Other comprehensive income (loss):
     Net appreciation (depreciation) on
       available-for-sale securities.........    11.3   (41.1) (23.4)
     (Provision) benefit for deferred federal
       income taxes..........................    (4.0)   14.4    9.0
                                               ------  ------  -----
     Other comprehensive income (loss).......     7.3   (26.7) (14.4)
                                               ------  ------  -----
     Comprehensive income....................  $126.8  $ 59.6  $47.9
                                               ======  ======  =====

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                  2000     1999     1998
 -------------                                 -------  -------  -------
 CASH FLOWS FROM OPERATING ACTIVITIES
     Net income..............................  $ 119.5  $  86.3  $  62.3
     Adjustments to reconcile net income to
       net cash used in operating activities:
         Net realized losses/(gains).........     15.2      8.7    (20.0)
         Net amortization and depreciation...     (3.8)    (2.3)    (7.1)
         Sales practice litigation expense...    --       --        21.0
         Deferred federal income taxes.......     69.7     30.5     11.8
         Change in deferred acquisition
           costs.............................   (207.0)  (169.7)  (177.8)
         Change in reinsurance premiums
           payable...........................     (1.2)   (31.5)    40.8
         Change in accrued investment
           income............................      2.3     (2.5)     0.7
         Change in policy liabilities and
           accruals, net.....................    (86.8)    (8.4)   193.1
         Change in reinsurance receivable....      7.0     20.7    (56.9)
         Change in expenses and taxes
           payable...........................    (78.7)    64.1     55.4
         Other, net..........................    --       (14.8)   (28.5)
                                               -------  -------  -------
             Net cash (used in) provided by
               operating activities..........   (163.8)   (18.9)    94.8
                                               -------  -------  -------
 CASH FLOWS FROM INVESTING ACTIVITIES
     Proceeds from disposals and maturities
       of available-for-sale fixed
       maturities............................    512.4    330.9    187.0
     Proceeds from disposals of equity
       securities............................      1.0     30.9     53.3
     Proceeds from disposals of other
       investments...........................     15.6      0.8     22.7
     Proceeds from mortgages matured or
       collected.............................     49.7     30.5     60.1
     Purchase of available-for-sale fixed
       maturities............................   (437.3)  (415.5)  (136.0)
     Purchase of equity securities...........    (16.0)   (20.2)   (30.6)
     Purchase of other investments...........    (45.9)   (44.1)   (22.7)
     Purchase of mortgages...................    --       --       (58.9)
     Other investing activities, net.........      2.2      2.0     (3.9)
                                               -------  -------  -------
         Net cash provided by (used in)
           investing activities..............     81.7    (84.7)    71.0
                                               -------  -------  -------
 CASH FLOWS FROM FINANCING ACTIVITIES
     Contribution from subsidiaries..........    --        14.6    --
     Proceeds from issuance of stock and
       capital paid in.......................    --         4.0     21.0
                                               -------  -------  -------
         Net cash provided by financing
           activities........................    --        18.6     21.0
                                               -------  -------  -------
 Net change in cash and cash equivalents.....    (82.1)   (85.0)   186.8
 Cash and cash equivalents, beginning of
  period.....................................    132.9    217.9     31.1
                                               -------  -------  -------
 Cash and cash equivalents, end of period....  $  50.8  $ 132.9  $ 217.9
                                               =======  =======  =======
 SUPPLEMENTAL CASH FLOW INFORMATION
     Interest paid...........................  $ --     $ --     $ --
     Income taxes (received) paid............  $  (5.6) $   4.4  $  36.2

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.  BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

Allmerica Financial Life Insurance and Annuity Company ("AFLIAC" or the "Company") is organized as a stock life insurance company, and is a wholly-owned subsidiary of First Allmerica Financial Life Insurance Company ("FAFLIC") which is a wholly-owned subsidiary of Allmerica Financial Corporation ("AFC"). As noted below, the consolidated accounts of AFLIAC include the accounts of certain wholly-owned non-insurance subsidiaries (principally brokerage and investment advisory subsidiaries).

Prior to July 1, 1999, AFLIAC was a wholly-owned subsidiary of SMA Financial Corporation ("SMAFCO"), which was a wholly-owned subsidiary of FAFLIC. Effective July 1, 1999 and in connection with AFC's restructuring activities, SMAFCO was renamed Allmerica Asset Management , Inc. ("AAM") and contributed its ownership of AFLIAC to FAFLIC. AAM also contributed Allmerica Investments, Inc., Allmerica Investment Management Company, Inc., Allmerica Financial Investment Management Services, Inc., and Allmerica Financial Services Insurance Agency, Inc., to AFLIAC in exchange for one share of AFLIAC common stock. The equity of these four companies on July 1, 1999 was $11.8 million. For the twelve months ended December 31, 2000 and for the six months ended December 31, 1999, the subsidiaries of AFLIAC had total revenue of $89.7 and $35.5 million, respectively and total benefits, losses and expenses of $62.0 million and $24.4 million, respectively. All significant intercompany accounts and transactions have been eliminated.

In addition, effective November 1, 1999, the Company's consolidated financial statements include five wholly-owned insurance agencies. These agencies are Allmerica Investments Insurance Agency Inc. of Alabama, Allmerica Investments Insurance Agency of Florida Inc., Allmerica Investment Insurance Agency Inc. of Georgia, Allmerica Investment Insurance Agency Inc. of Kentucky, and Allmerica Investments Insurance Agency Inc. of Mississippi.

The consolidated financial statements of AFLIAC also include the accounts of Somerset Square, Inc., a wholly-owned non-insurance company, which was dissolved as a subsidiary effective November 30, 1998. Its results of operations are included for eleven months of 1998.

The statutory stockholder's equity of the Company is being maintained at a minimum level of 5% of general account assets by FAFLIC in accordance with a policy established by vote of FAFLIC's Board of Directors.

The preparation of financial statements in conformity with generally accepted accounting principles requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B.  VALUATION OF INVESTMENTS

In accordance with the provisions of Statement of Financial Accounting Standards No. 115 ("Statement No. 115"), "ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES", the Company is required to classify its investments into one of three categories: held-to-maturity, available-for-sale or trading. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date.

Debt securities and marketable equity securities are classified as available-for-sale. Available-for-sale securities are carried at fair value, with the unrealized gains and losses, net of tax, reported in a separate component

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

of shareholder's equity. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income.

Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and reserves. Reserves on mortgage loans are based on losses expected by the Company to be realized on transfers of mortgage loans to real estate (upon foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans which the Company believes may not be collectible in full. In establishing reserves, the Company considers, among other things, the estimated fair value of the underlying collateral.

Fixed maturities and mortgage loans that are delinquent are placed on non-accrual status, and thereafter interest income is recognized only when cash payments are received.

Policy loans are carried principally at unpaid principal balances.

As of December 31, 2000 there were no real estate properties in the Company's investment portfolio. Real estate held at December 31, 1999 was carried at the estimated fair value less costs of disposal. Depreciation was not recorded on this asset while it was held for disposal.

Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk, are reported as a component of revenues based upon specific identification of the investment assets sold. When an other than temporary impairment of the value of a specific investment or a group of investments is determined, a realized investment loss is recorded. Changes in the valuation allowance for mortgage loans are included in realized investment gains or losses.

C.  FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including debt, investments such as fixed maturities, mortgage loans and equity securities, investment and loan commitments. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

D.  CASH AND CASH EQUIVALENTS

Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

E.  DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting costs and other costs, which vary with, and are primarily related to, the production of revenues. Acquisition costs related to universal life products, variable annuities and contractholder deposit funds are deferred and amortized in proportion to total estimated gross profits from investment yields, mortality, surrender charges and expense margins over the expected life of the contracts. This amortization is reviewed periodically and adjusted retrospectively when the Company revises its estimate of current or future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments. Acquisition costs related to fixed annuities and other life insurance products are deferred and amortized, generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods based upon the same assumptions used in estimating the liability for future policy benefits.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Deferred acquisition costs for each product are reviewed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. Although realization of deferred policy acquisition costs is not assured, the Company believes it is more likely than not that all of these costs will be realized. The amount of deferred policy acquisition costs considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced. The amount of amortization of deferred policy acquisition costs could be revised in the near term if any of the estimates discussed above are revised.

F.  SEPARATE ACCOUNTS

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable annuity and variable life insurance contractholders. Assets consist principally of bonds, common stocks, mutual funds, and short-term obligations at market value. The investment income, gains and losses of these accounts generally accrue to the contractholders and, therefore, are not included in the Company's net income. Appreciation and depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in shareholder's equity or net investment income.

G.  POLICY LIABILITIES AND ACCRUALS

Future policy benefits are liabilities for life, disability income and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance products are computed using the net level premium method for individual life and annuity policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 3.0% to 6.0% for life insurance and 3 1/2% to 9 1/2% for annuities. Mortality, morbidity and withdrawal assumptions for all policies are based on the Company's own experience and industry standards. Liabilities for universal life, variable universal life and variable annuities include deposits received from customers and investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality and surrender charges. Liabilities for variable annuities include a reserve for benefit claims in excess of a guaranteed minimum fund value.

Individual disability income benefit liabilities for active lives are estimated using the net level premium method, and assumptions as to future morbidity and interest which provide a margin for adverse deviation. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

Liabilities for outstanding claims and losses are estimates of payments to be made for reported claims and estimates of claims incurred but not reported for individual life and disability income policies. These estimates are continually reviewed and adjusted as necessary; such adjustments are reflected in current operations.

Contractholder deposit funds and other policy liabilities include investment-related products and consist of deposits received from customers and investment earnings on their fund balances.

All policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, the Company believes that it is more likely than not that policy liabilities and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near term if the estimates discussed above are revised.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

H.  PREMIUM AND FEE REVENUE AND RELATED EXPENSES

Premiums for individual life insurance and individual and group annuity products, excluding universal life and investment-related products, are considered revenue when due. Individual disability income insurance premiums are recognized as revenue over the related contract periods. The unexpired portion of these premiums is recorded as unearned premiums. Benefits, losses and related expenses are matched with premiums, resulting in their recognition over the lives of the contracts. This matching is accomplished through the provision for future benefits, estimated and unpaid losses and amortization of deferred policy acquisition costs. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses include annuity benefit claims in excess of a guaranteed minimum fund value, and net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life and group variable universal life products consist of net investment income, with mortality, administration and surrender charges assessed against the fund values. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values. Certain policy charges that represent compensation for services to be provided in future periods are deferred and amortized over the period benefited using the same assumptions used to amortize capitalized acquisition costs.

I.  FEDERAL INCOME TAXES

AFC and its domestic subsidiaries (including certain non-insurance operations) file a consolidated United States federal income tax return. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions on the percentage of eligible non-life tax losses that can be applied to offset life insurance company taxable income.

The Board of Directors has delegated to AFC management the development and maintenance of appropriate federal income tax allocation policies and procedures, which are subject to written agreement between the companies. The Federal income tax for all subsidiaries in the consolidated return of AFC is calculated on a separate return basis. Any current tax liability is paid to AFC. Tax benefits resulting from taxable operating losses or credits of AFC's subsidiaries are not reimbursed to the subsidiary until such losses or credits can be utilized by the subsidiary on a separate return basis.

Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by Statement of Financial Accounting Standards No. 109, "ACCOUNTING FOR INCOME TAXES" ("Statement No. 109"). These differences result primarily from policy reserves, policy acquisition expenses, and unrealized appreciation or depreciation on investments.

J.  OTHER INCOME AND OTHER OPERATING EXPENSES

Other income and other operating expenses for the years ended December 31, 2000 and 1999 include investment management and brokerage income and sub-advisory expenses arising from the activities of the non-insurance subsidiaries that were transferred to AFLIAC during 1999, as more fully described in Note 1A.

K.  NEW ACCOUNTING PRONOUNCEMENTS

In June 1998, the FASB issued Statement of Financial Accounting Standards
No. 133, "ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES" ("Statement No. 133"), which establishes accounting and reporting standards for derivative instruments. Statement No. 133 requires that all derivative instruments be recorded on the balance sheet at their fair value. Changes in the fair value of derivatives are recorded each

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

period in current earnings or other comprehensive income, depending on the type of hedge transaction. For fair value hedge transactions in which the Company is hedging changes in an asset's, liability's or firm commitment's fair value, changes in the fair value of the derivative instruments will generally be offset in the income statement by changes in the hedged item's fair value. For cash flow hedge transactions, in which the Company is hedging the variability of cash flows related to a variable rate asset, liability, or a forecasted transaction, changes in the fair value of the derivative instrument will be reported in other comprehensive income. The gains and losses on the derivative instrument that are reported in other comprehensive income will be reclassified into earnings in the periods in which earnings are impacted by the variability of the cash flows of the hedged item. To the extent any hedges are determined to be ineffective, all or a portion of the change in value of the derivative will be recognized currently in earnings. This statement is effective for fiscal years beginning after June 15, 2000.

The adoption of Statement No. 133 did not have a material impact on the Company's results of operation or financial position.

In December 1997, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 97-3, "ACCOUNTING BY INSURANCE AND OTHER ENTERPRISES FOR INSURANCE-RELATED ASSESSMENTS" ("SoP 97-3"). SoP 97-3 provides guidance when a liability should be recognized for guaranty fund and other assessments and how to measure the liability. This statement allows for the discounting of the liability if the amount and timing of the cash payments are fixed and determinable. In addition, it provides criteria for when an asset may be recognized for a portion or all of the assessment liability or paid assessment that can be recovered through premium tax offsets or policy surcharges. This statement is effective for fiscal years beginning after December 15, 1998. The adoption of this statement had no effect on the results of operations or financial position of the Company.

L.  RECLASSIFICATIONS

Certain prior year amounts have been reclassified to conform to the current year presentation.

2.  SIGNIFICANT TRANSACTIONS

During 2000, AFC adopted a formal company-wide restructuring plan. This plan was a result of a corporate initiative that began in the fall of 1999, intended to reduce expenses and enhance revenues. This plan consists of various initiatives including a series of internal reorganizations, consolidations in home office operations, consolidations in field offices, changes in distribution channels and product changes. As a result of this restructuring plan, the Company recognized a pre-tax expense of $4.6 million during 2000 as reflected in restructuring costs in the Consolidated Statements of Income. This charge relates to one-time project costs, all of which were paid in 2000.

During 1999, AFLIAC's parent contributed $11.8 million of additional paid-in capital to the Company in the form of four subsidiaries as disclosed in Note 1A above. These subsidiaries consisted of assets of $22.0 million, of which $14.6 million was cash and cash equivalents, and liabilities of $10.2 million. During 1999 and 1998, SMAFCO contributed $4.0 million and $21.0 million respectively, of additional paid-in capital to the Company.

Effective January 1, 1998, the Company entered into an agreement with a highly rated reinsurer to reinsure the mortality risk on the universal life and variable universal life blocks of business. The agreement did not have a material effect on the results of operations or financial position of the Company.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

3.  INVESTMENTS

A.  SUMMARY OF INVESTMENTS

The Company accounts for its investments, all of which are classified as available-for-sale, in accordance with the provisions of Statement No. 115.

The amortized cost and fair value of available-for-sale fixed maturities and equity securities were as follows:

                                                             2000
                                          -------------------------------------------
                                                       GROSS       GROSS
DECEMBER 31,                              AMORTIZED  UNREALIZED  UNREALIZED    FAIR
(IN MILLIONS)                             COST (1)     GAINS       LOSSES     VALUE
-------------                             ---------  ----------  ----------  --------
U.S. Treasury securities and U.S.
 government and agency securities.......  $    5.2     $ 0.6       $--       $    5.8
States and political subdivisions.......      10.4       0.3       --            10.7
Foreign governments.....................      18.6       0.8         0.1         19.3
Corporate fixed maturities..............   1,116.3      28.2        25.5      1,119.0
Mortgage-backed securities..............     111.7       3.9         0.4        115.2
                                          --------     -----       -----     --------
Total fixed maturities..................  $1,262.2     $33.8       $26.0     $1,270.0
                                          ========     =====       =====     ========
Equity securities.......................  $   41.2     $ 0.5       $ 5.9     $   35.8
                                          ========     =====       =====     ========

(1) Amortized cost for fixed maturities and cost for equity securities.

                                                             1999
                                          -------------------------------------------
                                                       GROSS       GROSS
DECEMBER 31,                              AMORTIZED  UNREALIZED  UNREALIZED    FAIR
(IN MILLIONS)                             COST (1)     GAINS       LOSSES     VALUE
-------------                             ---------  ----------  ----------  --------
U.S. Treasury securities and U.S.
 government and agency securities.......  $    5.2     $ 0.2       $--       $    5.4
States and political subdivisions.......      12.4       0.1       --            12.5
Foreign governments.....................      38.6       0.9         0.6         38.9
Corporate fixed maturities..............   1,180.0      10.3        38.9      1,151.4
Mortgage-backed securities..............     118.0       1.1         2.7        116.4
                                          --------     -----       -----     --------
Total fixed maturities..................  $1,354.2     $12.6       $42.2     $1,324.6
                                          ========     =====       =====     ========
Equity securities.......................  $   25.2     $ 7.4       $--       $   32.6
                                          ========     =====       =====     ========

(1) Amortized cost for fixed maturities and cost for equity securities.

In connection with AFLIAC's voluntary withdrawal of its license in New York, AFLIAC agreed with the New York Department of Insurance to maintain, through a custodial account in New York, a security deposit, the market value of which will at all times equal 102% of all outstanding statutory liabilities of AFLIAC for New York policyholders, claimants and creditors. At December 31, 2000, the amortized cost and market value of these assets on deposit in New York were $186.7 million and $189.8 million, respectively. At December 31, 1999, the amortized cost and market value of assets on deposit were $196.4 million and $193.0 million, respectively. In addition, fixed maturities, excluding those securities on deposit in New York, with an

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

amortized cost of $4.1 million were on deposit with various state and governmental authorities at December 31, 2000 and 1999.

There were no contractual fixed maturity investment commitments at December 31, 2000.

The amortized cost and fair value by maturity periods for fixed maturities are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers. Mortgage backed securities are included in the category representing their ultimate maturity.

                                                                     2000
                                                              -------------------
DECEMBER 31,                                                  AMORTIZED    FAIR
(IN MILLIONS)                                                   COST      VALUE
-------------                                                 ---------  --------
Due in one year or less.....................................  $   77.7   $   77.5
Due after one year through five years.......................     348.3      351.8
Due after five years through ten years......................     570.1      571.2
Due after ten years.........................................     266.1      269.5
                                                              --------   --------
Total.......................................................  $1,262.2   $1,270.0
                                                              ========   ========

Unrealized gains and losses on available-for-sale and other securities, are summarized as follows:

                                                                             EQUITY
FOR THE YEARS ENDED DECEMBER 31,                                FIXED      SECURITIES
(IN MILLIONS)                                                 MATURITIES  AND OTHER (1)  TOTAL
-------------                                                 ----------  -------------  ------
2000
Net appreciation (depreciation), beginning of year..........    $(10.4)      $  7.8      $ (2.6)
                                                                ------       ------      ------
Net appreciation (depreciation) on available-for-sale
 securities.................................................      37.3         (7.9)       29.4
Net appreciation (depreciation) from the effect on deferred
 policy acquisition costs and on policy liabilities.........     (18.2)      --           (18.2)
(Provision) benefit from deferred federal income taxes......      (6.7)         2.8        (3.9)
                                                                ------       ------      ------
                                                                  12.4         (5.1)        7.3
                                                                ------       ------      ------
Net appreciation(depreciation), end of year.................    $  2.0       $  2.7      $  4.7
                                                                ======       ======      ======

1999
Net appreciation (depreciation), beginning of year..........    $ 16.2       $  7.9      $ 24.1
                                                                ------       ------      ------
Net appreciation (depreciation) on available-for-sale
 securities.................................................     (75.3)        (0.2)      (75.5)
Net appreciation (depreciation) from the effect on deferred
 policy acquisition costs and on policy liabilities.........      34.4       --            34.4
(Provision) benefit from deferred federal income taxes......      14.3          0.1        14.4
                                                                ------       ------      ------
                                                                 (26.6)        (0.1)      (26.7)
                                                                ------       ------      ------
Net appreciation(depreciation), end of year.................    $(10.4)      $  7.8      $ (2.6)
                                                                ======       ======      ======

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                                                                             EQUITY
FOR THE YEARS ENDED DECEMBER 31,                                FIXED      SECURITIES
(IN MILLIONS)                                                 MATURITIES  AND OTHER (1)  TOTAL
-------------                                                 ----------  -------------  ------
1998
Net appreciation (depreciation), beginning of year..........    $ 22.1       $ 16.4      $ 38.5
                                                                ------       ------      ------
Net appreciation (depreciation) on available-for-sale
 securities.................................................     (16.2)       (14.3)      (30.5)
Net appreciation (depreciation) from the effect on deferred
 policy acquisition costs and on policy liabilities.........       7.1       --             7.1
(Provision) benefit from deferred federal income taxes......       3.2          5.8         9.0
                                                                ------       ------      ------
                                                                  (5.9)        (8.5)      (14.4)
                                                                ------       ------      ------
Net appreciation(depreciation), end of year.................    $ 16.2       $  7.9      $ 24.1
                                                                ======       ======      ======

(1) Includes net appreciation (depreciation) on other investments of $4.9 million, $(3.1) million and 0.9 million in 2000, 1999 and 1998 respectively.

B.  MORTGAGE LOANS AND REAL ESTATE

AFLIAC's mortgage loans are diversified by property type and location. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property's value at the time the original loan is made. At December 31, 2000, there were no real estate properties in the Company's investment portfolio. Previously, real estate investments were obtained primarily through foreclosures.

The carrying values of mortgage loans and the real estate investment net of applicable reserves were $200.1 million and $234.6 million at December 31, 2000 and 1999, respectively. Reserves for mortgage loans were $1.7 million and $2.4 million at December 31, 2000 and 1999, respectively.

There were no non-cash investing activities, including real estate acquired through foreclosure of mortgage loans, in 2000, 1999 and 1998.

There were no contractual commitments to extend credit under commercial mortgage loan agreements at December 31, 2000.

Mortgage loans and the real estate investment comprised the following property types and geographic regions:

DECEMBER 31,
(IN MILLIONS)                                                  2000    1999
-------------                                                 ------  ------
Property type:
  Office building...........................................  $116.7  $136.1
  Industrial/warehouse......................................    52.8    51.1
  Retail....................................................    21.6    28.3
  Residential...............................................     7.8    18.5
  Other.....................................................     2.9     3.0
  Valuation allowances......................................    (1.7)   (2.4)
                                                              ------  ------
Total.......................................................  $200.1  $234.6
                                                              ======  ======

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31,
(IN MILLIONS)                                                  2000    1999
-------------                                                 ------  ------
Geographic region:
  Pacific...................................................  $ 77.6  $ 76.2
  South Atlantic............................................    58.4    60.7
  East North Central........................................    28.6    35.9
  Middle Atlantic...........................................    13.2    20.1
  New England...............................................    13.0    29.9
  West South Central........................................     1.8     1.9
  Other.....................................................     9.2    12.3
  Valuation allowances......................................    (1.7)   (2.4)
                                                              ------  ------
Total.......................................................  $200.1  $234.6
                                                              ======  ======

At December 31, 2000, scheduled mortgage loan maturities were as follows:
2001 -- $6.1 million; 2002 -- $11.0 million; 2004 -- $23.2 million; 2005 --
$9.6 million and $150.2 million thereafter. There are no expected maturities in 2003. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. During 2000, the Company did not refinance any mortgage loans based on terms which differed from those granted to new borrowers.

C.  MORTGAGE LOANS INVESTMENT VALUATION ALLOWANCES

Mortgage loans investment valuation allowances which have been deducted in arriving at investment carrying values as presented in the Consolidated Balance Sheets and changes thereto are shown below.

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   2000       1999       1998
-------------                                                 ---------  ---------  ---------
Balance at beginning of year................................    $ 2.4      $ 3.3      $9.4
Provisions..................................................     (0.7)      (0.8)     (4.5)
Write-offs..................................................    --          (0.1)     (1.6)
                                                                -----      -----      ----
Balance at end of year......................................    $ 1.7      $ 2.4      $3.3
                                                                =====      =====      ====

Provisions on mortgages during 2000, 1999, and 1998 reflect the release of redundant specific reserves.

The carrying value of impaired loans was $3.4 million and $11.4 million, with related reserves of $0.4 million and $0.7 million as of December 31, 2000 and 1999, respectively. All impaired loans were reserved for as of December 31, 2000 and 1999.

The average carrying value of impaired loans was $8.2 million, $14.3 million and $17.0 million, with related interest income while such loans were impaired, of $1.0 million, $1.5 million and $2.0 million as of December 31, 2000, 1999 and 1998, respectively.

D.  OTHER

At December 31, 2000 and 1999, AFLIAC had no concentration of investments in a single investee exceeding 10% of shareholder's equity.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

4.  INVESTMENT INCOME AND GAINS AND LOSSES

A.  NET INVESTMENT INCOME

The components of net investment income were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2000    1999    1998
-------------                                                 ------  ------  ------
Fixed maturities............................................  $103.8  $107.2  $107.7
Mortgage loans..............................................    17.2    19.0    25.5
Equity securities...........................................     1.0     0.4     0.3
Policy loans................................................    14.0    12.4    11.7
Other long-term investments.................................     2.8     4.0     4.8
Short-term investments......................................     3.3     9.5     4.2
                                                              ------  ------  ------
    Gross investment income.................................   142.1   152.5   154.2
Less investment expenses....................................    (1.7)   (2.3)   (2.9)
                                                              ------  ------  ------
    Net investment income...................................  $140.4  $150.2  $151.3
                                                              ======  ======  ======

The Company had fixed maturities with a carrying value of $0.2 million and $0.8 million on non-accrual status at December 31, 2000 and 1999, respectively. There were no mortgage loans on non-accrual status at December 31, 2000 and 1999. The effect of non-accruals, compared with amounts that would have been recognized in accordance with the original terms of the investments, was a reduction in net investment income of $0.2 million and $1.2 million in 2000 and 1999, respectively, and had no impact in 1998.

The payment terms of mortgage loans may from time to time be restructured or modified. The investment in restructured mortgage loans, based on amortized cost, amounted to $3.8 million and $12.2 million at December 31, 2000 and 1999, respectively. Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $0.9 million, $0.9 million and $1.4 million in 2000, 1999 and 1998, respectively. Actual interest income on these loans included in net investment income aggregated $1.0 million, $1.1 million and $1.8 million in 2000, 1999 and 1998, respectively.

There were no mortgage loans which were non-income producing for the year ended December 31, 2000 and 1999. There were, however, fixed maturities with a carrying value of $0.2 million which were non-income producing for year ended December 31, 2000. There were no fixed maturities which were non-income producing for the year ended December 31, 1999.

Included in other long-term investments is income from limited partnerships of $1.9 million, $0.9 million and $0.7 million in 2000, 1999 and 1998, respectively.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

B.  NET REALIZED INVESTMENT GAINS AND LOSSES

Realized (losses) gains on investments were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2000    1999   1998
-------------                                                 ------  ------  -----
Fixed maturities............................................  $(20.5) $(18.8) $(6.1)
Mortgage loans..............................................     0.7     0.8    8.0
Equity securities...........................................     0.9     8.5   15.7
Other long-term investments.................................     3.7     0.8    2.4
                                                              ------  ------  -----
Net realized investment (losses) gains......................  $(15.2) $ (8.7) $20.0
                                                              ======  ======  =====

The proceeds from voluntary sales of available-for-sale securities and the gross realized gains and gross realized losses on those sales were as follows:

                                                              PROCEEDS FROM
FOR THE YEARS ENDED DECEMBER 31,                                VOLUNTARY    GROSS  GROSS
(IN MILLIONS)                                                     SALES      GAINS  LOSSES
-------------                                                 -------------  -----  ------
2000
Fixed maturities............................................     $380.2      $ 0.9  $20.5
Equity securities...........................................     $  1.0      $ 0.9  $--
1999
Fixed maturities............................................     $162.3      $ 2.7  $ 4.3
Equity securities...........................................     $ 30.4      $10.1  $ 1.6
1998
Fixed maturities............................................     $ 60.0      $ 2.0  $ 2.0
Equity securities...........................................     $ 52.6      $17.5  $ 0.9

C.  OTHER COMPREHENSIVE INCOME RECONCILIATION

The following table provides a reconciliation of gross unrealized (losses) gains to the net balance shown in the consolidated statements of comprehensive income:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2000    1999    1998
-------------                                                 ------  ------  ------
Unrealized (losses) gains on securities:
Unrealized holding (losses) gains arising during period (net of taxes of $(2.9) million, $(18.0) million and $(5.6)
 million in 2000, 1999 and 1998, respectively)..............  $ (5.4) $(33.4) $ (8.2)
Less: reclassification adjustment for (losses) gains
 included in net income (net of taxes of $(6.9) million,
 $(3.6) million and $3.4 million in 2000, 1999 and 1998,
 respectively)..............................................   (12.7)   (6.7)    6.2
                                                              ------  ------  ------
Other comprehensive income (loss)...........................  $  7.3  $(26.7) $(14.4)
                                                              ======  ======  ======

5.  FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

Statement No. 107, "DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS", requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

the balance sheet. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments which have comparable terms and credit quality.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

CASH AND CASH EQUIVALENTS

For these short-term investments, the carrying amount approximates fair value.

FIXED MATURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses.

EQUITY SECURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

MORTGAGE LOANS

Fair values are estimated by discounting the future contractual cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings. The fair value of below investment grade mortgage loans are limited to the lesser of the present value of the cash flows or book value.

POLICY LOANS

The carrying amount reported in the balance sheet approximates fair value since policy loans have no defined maturity dates and are inseparable from the insurance contracts.

FIXED ANNUITY AND OTHER CONTRACTS (WITHOUT MORTALITY FEATURES)

Fair values for the Company's liabilities under individual fixed annuity contracts are estimated based on current surrender values, supplemental contracts without life contingencies reflect current fund balances, and other individual contract funds represent the present value of future policy benefits.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The estimated fair values of the financial instruments were as follows:

                                                                     2000                1999
                                                              ------------------  ------------------
DECEMBER 31,                                                  CARRYING    FAIR    CARRYING    FAIR
(IN MILLIONS)                                                  VALUE     VALUE     VALUE     VALUE
-------------                                                 --------  --------  --------  --------
FINANCIAL ASSETS
  Cash and cash equivalents.................................  $   50.8  $   50.8  $  132.9  $  132.9
  Fixed maturities..........................................   1,270.0   1,270.0   1,324.6   1,324.6
  Equity securities.........................................      35.8      35.8      32.6      32.6
  Mortgage loans............................................     200.1     208.5     223.7     222.8
  Policy loans..............................................     185.4     185.4     166.8     166.8
                                                              --------  --------  --------  --------
                                                              $1,742.1  $1,750.5  $1,880.6  $1,879.7
                                                              ========  ========  ========  ========
FINANCIAL LIABILITIES
  Individual fixed annuity contracts........................  $  978.3  $  946.2  $1,048.0  $1,014.9
  Supplemental contracts without life contingencies.........      19.9      19.9      25.0      25.0
  Other individual contract deposit funds...................      23.8      23.9      19.3      19.3
                                                              --------  --------  --------  --------
                                                              $1,022.0  $  990.0  $1,092.3  $1,059.2
                                                              ========  ========  ========  ========

6.  FEDERAL INCOME TAXES

Provisions for federal income taxes have been calculated in accordance with the provisions of Statement No. 109. A summary of the federal income tax expense in the consolidated statement of income is shown below:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2000   1999   1998
-------------                                                 ------  -----  -----
Federal income tax expense
  Current...................................................  $(36.7) $15.5  $22.1
  Deferred..................................................    69.7   30.5   11.8
                                                              ------  -----  -----
Total.......................................................  $ 33.0  $46.0  $33.9
                                                              ======  =====  =====

The federal income taxes attributable to the consolidated results of continuing operations are different from the amounts determined by multiplying income before federal income taxes by the statutory federal income tax rate. The sources of the difference and the tax effects of each were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2000     1999     1998
-------------                                                 -------  -------  -------
Expected federal income tax expense.........................  $ 53.4   $ 46.3   $ 33.7
  Dividend received deduction...............................    (6.9)    --       --
  Changes in tax reserve estimates for prior years' dividend
    received deduction......................................   (13.3)    --       --
  Other, net................................................    (0.2)    (0.3)     0.2
                                                              ------   ------   ------
Federal income tax expense..................................  $ 33.0   $ 46.0   $ 33.9
                                                              ======   ======   ======

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The deferred income tax (asset) liability represents the tax effects of temporary differences. Its components were as follows:

DECEMBER 31,
(IN MILLIONS)                                                  2000     1999
-------------                                                 -------  -------
Deferred tax (assets) liabilities
  Policy reserves...........................................  $(227.2) $(233.7)
  AMT credit carryforwards..................................     (2.8)   --
  Deferred acquisition costs................................    398.3    339.7
  Investments, net..........................................      2.1     (4.0)
  Litigation reserves.......................................     (6.5)    (4.3)
  Other, net................................................      4.6     (2.9)
                                                              -------  -------
Deferred tax liability, net.................................  $ 168.5  $  94.8
                                                              =======  =======

Gross deferred income tax liabilities totaled $434.1 million and $360.4 million at December 31, 2000 and 1999, respectively. Gross deferred income tax assets totaled $265.6 million and $265.6 million at December 31, 2000 and 1999, respectively.

The Company believes, based on its recent earnings history and its future expectations, that the Company's taxable income in future years will be sufficient to realize all deferred tax assets. In determining the adequacy of future income, the Company considered the future reversal of its existing temporary differences and available tax planning strategies that could be implemented, if necessary.

The Company's federal income tax returns are routinely audited by the Internal Revenue Service ("IRS"), and provisions are routinely made in the financial statements in anticipation of the results of these audits. The IRS has examined the FAFLIC/AFLIAC consolidated group's federal income tax returns through 1994. The Company has appealed certain adjustments proposed by the IRS with respect federal income tax returns for 1992, 1993, and 1994 for the FAFLIC/AFLIAC consolidated group. Also, certain adjustments proposed by the IRS with respect to FAFLIC/AFLIAC's federal income tax returns for 1982 and 1983 remain unresolved. In the Company's opinion, adequate tax liabilities have been established for all years. However, the amount of these tax liabilities could be revised in the near term if estimates of the Company's ultimate liability are revised.

7.  RELATED PARTY TRANSACTIONS

The Company has no employees of its own, but has agreements under which FAFLIC provides management, space and other services, including accounting, electronic data processing, human resources, legal and other staff functions. Charges for these services are based on full cost including all direct and indirect overhead costs, and amounted to $183.9 million, $173.9 million and $145.4 million in 2000, 1999 and 1998 respectively. The net amounts payable to FAFLIC and affiliates for accrued expenses and various other liabilities and receivables were $16.6 million and $48.6 million at December 31, 2000 and 1999, respectively.

8.  DIVIDEND RESTRICTIONS

Delaware has enacted laws governing the payment of dividends to stockholders by insurers. These laws affect the dividend paying ability of the Company. Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that an insurer may pay in any twelve month period, without the prior

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

approval of the Delaware Commissioner of Insurance, is limited to the greater of
(i) 10% of its policyholders' surplus as of the preceding December 31 or
(ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company) or its net income (not including realized capital gains) for the preceding calendar year (if such insurer is not a life company). Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus would also require the prior approval of the Delaware Commissioner of Insurance.

No dividends were declared by the Company during 2000, 1999 or 1998. During 2001, AFLIAC could pay dividends of $28.2 million to FAFLIC without prior approval.

9.  REINSURANCE

In the normal course of business, the Company seeks to reduce the loss that may arise from events that cause unfavorable underwriting results by reinsuring certain levels of risk in various areas of exposure with other insurance enterprises or reinsurers. Reinsurance transactions are accounted for in accordance with the provisions of Statement No. 113, "ACCOUNTING AND REPORTING FOR REINSURANCE OF SHORT-DURATION AND LONG-DURATION CONTRACTS" ("Statement
No. 113").

The Company reinsures 100% of its traditional individual life and certain blocks of its universal life business, substantially all of its disability income business, and effective January 1, 1998, the mortality risk on the variable universal life and remaining universal life blocks of business in-force at December 31, 1997.

Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and analyses prepared by consultants and reinsurers and on market conditions (including the availability and pricing of reinsurance). The Company also believes that the terms of its reinsurance contracts are consistent with industry practice in that they contain standard terms with respect to lines of business covered, limit and retention, arbitration and occurrence. Based on its review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company believes that its reinsurers are financially sound.

Amounts recoverable from reinsurers at December 31, 2000 and 1999 for the disability income business were $239.9 million and $241.5 million, respectively, traditional life were $10.0 million and $9.7 million, respectively, and universal and variable universal life were $30.3 million and $36.0 million, respectively.

The effects of reinsurance were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2000    1999    1998
-------------                                                 ------  ------  ------
Insurance premiums:
  Direct....................................................  $ 38.1  $ 41.3  $ 45.5
  Assumed...................................................    --      --      --
  Ceded.....................................................   (38.0)  (40.8)  (45.0)
                                                              ------  ------  ------
Net premiums................................................  $  0.1  $  0.5  $  0.5
                                                              ======  ======  ======

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2000    1999    1998
-------------                                                 ------  ------  ------
Insurance and other individual policy benefits, claims and
 losses:
  Direct....................................................  $188.7  $210.6  $204.0
  Assumed...................................................    --      --      --
  Ceded.....................................................   (21.5)  (37.0)  (50.1)
                                                              ------  ------  ------
  Net policy benefits, claims and losses....................  $167.2  $173.6  $153.9
                                                              ======  ======  ======

10.  DEFERRED POLICY ACQUISITION COSTS

The following reflects the changes to the deferred policy acquisition cost asset:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   2000      1999     1998
-------------                                                 --------  --------  ------
Balance at beginning of year................................  $1,156.4  $  950.5  $765.3
  Acquisition expenses deferred.............................     277.5     219.5   242.4
  Amortized to expense during the year......................     (70.5)    (49.8)  (64.6)
  Adjustment to equity during the year......................     (19.2)     36.2     7.4
                                                              --------  --------  ------
Balance at end of year......................................  $1,344.2  $1,156.4  $950.5
                                                              ========  ========  ======

11.  LIABILITIES FOR INDIVIDUAL DISABILITY INCOME BENEFITS

The Company regularly updates its estimates of liabilities for future policy benefits and outstanding claims and losses as new information becomes available and further events occur which may impact the resolution of unsettled claims. Changes in prior estimates are recorded in results of operations in the year such changes are determined to be needed.

The liability for future policy benefits and outstanding claims and losses related to the Company's disability income business was $239.2 million and $240.7 million at December 31, 2000 and 1999. Due to the reinsurance agreement whereby the Company has ceded substantially all of its disability income business to a highly rated reinsurer, the Company believes that no material adverse development of losses will occur. However, the amount of the liabilities could be revised in the near term if the estimates used in determining the liability are revised.

12.  CONTINGENCIES

REGULATORY AND INDUSTRY DEVELOPMENTS

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential effect on it of any such future assessments or voluntary payments.

LITIGATION

In 1997, a lawsuit on behalf of a putative class was instituted against AFC and certain of its subsidiaries including AFLIAC, alleging fraud, unfair or deceptive acts, breach of contract, misrepresentation, and related

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

claims in the sale of life insurance policies. In November 1998, AFC and the plaintiffs entered into a settlement agreement, and in May 1999, the Federal District Court in Worcester, Massachusetts approved the settlement agreement and certified the class for this purpose. AFLIAC recognized a $21.0 million pre-tax expense in 1998 related to this litigation. Although the Company believes that this expense reflects appropriate recognition of its obligation under the settlement, this estimate assumes the availability of insurance coverage for certain claims, and the estimate may be revised based on the amount of reimbursement actually tendered by AFC's insurance carriers, and based on changes in the Company's estimate of the ultimate cost of the benefits to be provided to members of the class.

The Company has been named a defendant in various other legal proceedings arising in the normal course of business. In the Company's opinion, based on the advice of legal counsel, the ultimate resolution of these proceedings will not have a material effect on the Company's consolidated financial statements. However, liabilities related to these proceedings could be established in the near term if estimates of the ultimate resolution of these proceedings are revised.

13.  STATUTORY FINANCIAL INFORMATION

The Company is required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Statutory surplus differs from shareholder's equity reported in accordance with generally accepted accounting principles primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, life insurance reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable. As of December 31, 2000, 49 out of 50 states have adopted the National Association of Insurance Commissioners proposed Codification, which provides for uniform statutory accounting principles. These principles are effective January 1, 2001. The Company is currently assessing the impact that the adoption of Codification will have on its statutory results of operations and financial position. Statutory net income and surplus are as follows:

(IN MILLIONS)                                                  2000    1999    1998
-------------                                                 ------  ------  ------
Statutory net income........................................  $(40.3) $  5.0  $ (8.2)
Statutory shareholder's surplus.............................  $282.1  $342.7  $312.2

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of Allmerica Financial Life Insurance and Annuity Company and the Policyowners of the Group VEL Account of Allmerica Financial Life Insurance and Annuity Company

In our opinion, the accompanying statements of assets and liabilities, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting the Group VEL Account of Allmerica Financial Life Insurance and Annuity Company at December 31, 2000, the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Allmerica Financial Life Insurance and Annuity Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the Funds, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
March 16, 2001

                               GROUP VEL ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2000

                                                 SELECT
                                               INVESTMENT                                                 SELECT
                                      CORE        GRADE       MONEY       EQUITY       GOVERNMENT       AGGRESSIVE        SELECT
                                   EQUITY(A)    INCOME(A)     MARKET       INDEX          BOND            GROWTH          GROWTH
                                   ----------  -----------  ----------  -----------  --------------  ----------------  ------------
ASSETS:
Investments in shares of
  Allmerica Investment Trust.....  $4,565,707  $44,542,391  $7,163,220  $3,694,315     $ 918,192        $1,540,461     $17,665,913
Investments in shares of Fidelity
  Variable Insurance Products
  Funds (VIP)....................          --         --           --           --            --                --              --
Investments in shares of Fidelity
  Variable Insurance Products
  Funds (VIP II).................          --         --           --           --            --                --              --
Investment in shares of T. Rowe
  Price International
  Series, Inc....................          --         --           --           --            --                --              --
Investments in shares of Delaware
  Group Premium Fund.............          --         --           --           --            --                --              --
Investments in shares of The
  Universal Institutional
  Funds, Inc.....................          --         --           --           --            --                --              --
Investments in shares of AIM
  Variable Insurance Funds.......          --         --           --           --            --                --              --
Investment in shares of The Alger
  American Fund Portfolios.......          --         --           --           --            --                --              --
Investments in shares of Alliance
  Variable Products
  Series Fund, Inc...............          --         --           --           --            --                --              --
Investment in shares of Franklin
  Templeton Insurance Products
  Trust..........................          --         --           --           --            --                --              --
                                   ----------  -----------  ----------  ----------     ---------        ----------     -----------
  Total assets...................   4,565,707  44,542,391   7,163,220    3,694,315       918,192         1,540,461      17,665,913

LIABILITIES:                               --         --           --           --            --                --              --
                                   ----------  -----------  ----------  ----------     ---------        ----------     -----------
  Net assets.....................  $4,565,707  $44,542,391  $7,163,220  $3,694,315     $ 918,192        $1,540,461     $17,665,913
                                   ==========  ===========  ==========  ==========     =========        ==========     ===========

Net asset distribution by
  category:
  Variable life policies.........  $4,565,707  $44,542,391  $7,163,220  $3,694,315     $ 918,192        $1,540,461     $17,665,913
                                   ==========  ===========  ==========  ==========     =========        ==========     ===========

Units outstanding, December 31,
  2000...........................   1,817,955  30,055,324   5,287,445    1,340,205       645,617           759,393       6,336,428
Net asset value per unit,
  December 31, 2000..............  $ 2.511428  $1.482008    $1.354791   $ 2.756393     $1.422184        $ 2.028551     $  2.787950


                                        SELECT                        SELECT
                                        GROWTH       SELECT VALUE  INTERNATIONAL
                                      AND INCOME     OPPORTUNITY      EQUITY
                                   ----------------  ------------  -------------
ASSETS:
Investments in shares of
  Allmerica Investment Trust.....     $1,798,960     $28,627,037     $6,194,480
Investments in shares of Fidelity
  Variable Insurance Products
  Funds (VIP)....................             --              --             --
Investments in shares of Fidelity
  Variable Insurance Products
  Funds (VIP II).................             --              --             --
Investment in shares of T. Rowe
  Price International
  Series, Inc....................             --              --             --
Investments in shares of Delaware
  Group Premium Fund.............             --              --             --
Investments in shares of The
  Universal Institutional
  Funds, Inc.....................             --              --             --
Investments in shares of AIM
  Variable Insurance Funds.......             --              --             --
Investment in shares of The Alger
  American Fund Portfolios.......             --              --             --
Investments in shares of Alliance
  Variable Products
  Series Fund, Inc...............             --              --             --
Investment in shares of Franklin
  Templeton Insurance Products
  Trust..........................             --              --             --
                                      ----------     -----------     ----------
  Total assets...................      1,798,960      28,627,037      6,194,480
LIABILITIES:                                  --              --             --
                                      ----------     -----------     ----------
  Net assets.....................     $1,798,960     $28,627,037     $6,194,480
                                      ==========     ===========     ==========
Net asset distribution by
  category:
  Variable life policies.........     $1,798,960     $28,627,037     $6,194,480
                                      ==========     ===========     ==========
Units outstanding, December 31,
  2000...........................        815,767      12,377,773      3,074,660
Net asset value per unit,
  December 31, 2000..............     $ 2.205247     $  2.312762     $ 2.014689

(a) Name changed. See Note 1.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                               DECEMBER 31, 2000

                                      SELECT       SELECT       SELECT     FIDELITY       FIDELITY         FIDELITY
                                     CAPITAL      EMERGING    STRATEGIC       VIP           VIP              VIP
                                   APPRECIATION    MARKETS      GROWTH    HIGH INCOME  EQUITY-INCOME        GROWTH
                                   ------------  -----------  ----------  -----------  --------------  ----------------
ASSETS:
Investments in shares of
  Allmerica Investment Trust.....   $1,012,358    $  78,208   $ 103,968   $       --     $      --        $       --
Investments in shares of Fidelity
  Variable Insurance Products
  Funds (VIP)....................           --           --          --    1,154,593       485,235         2,881,024
Investments in shares of Fidelity
  Variable Insurance Products
  Funds (VIP II).................           --           --          --           --            --                --
Investment in shares of T. Rowe
  Price International
  Series, Inc....................           --           --          --           --            --                --
Investments in shares of Delaware
  Group Premium Fund.............           --           --          --           --            --                --
Investments in shares of The
  Universal Institutional
  Funds, Inc.....................           --           --          --           --            --                --
Investments in shares of AIM
  Variable Insurance Funds.......           --           --          --           --            --                --
Investment in shares of The Alger
  American Fund Portfolios.......           --           --          --           --            --                --
Investments in shares of Alliance
  Variable Products
  Series Fund, Inc...............           --           --          --           --            --                --
Investment in shares of Franklin
  Templeton Insurance Products
  Trust..........................           --           --          --           --            --                --
                                    ----------    ---------   ---------   ----------     ---------        ----------
  Total assets...................    1,012,358       78,208     103,968    1,154,593       485,235         2,881,024

LIABILITIES:                                --           --          --           --            --                --
                                    ----------    ---------   ---------   ----------     ---------        ----------
  Net assets.....................   $1,012,358    $  78,208   $ 103,968   $1,154,593     $ 485,235        $2,881,024
                                    ==========    =========   =========   ==========     =========        ==========

Net asset distribution by
  category:
  Variable life policies.........   $1,012,358    $  78,208   $ 103,968   $1,154,593     $ 485,235        $2,881,024
                                    ==========    =========   =========   ==========     =========        ==========

Units outstanding, December 31,
  2000...........................      383,377       73,985     140,218      970,119       214,670           957,201
Net asset value per unit,
  December 31, 2000..............   $ 2.640654    $1.057093   $0.741475   $ 1.190155     $2.260363        $ 3.009840

                                     FIDELITY        FIDELITY       FIDELITY      FIDELITY
                                       VIP            VIP II         VIP II        VIP II
                                     OVERSEAS     ASSET MANAGER    CONTRAFUND    INDEX 500
                                   ------------  ----------------  -----------  ------------
ASSETS:
Investments in shares of
  Allmerica Investment Trust.....   $      --       $       --      $      --   $        --
Investments in shares of Fidelity
  Variable Insurance Products
  Funds (VIP)....................     118,342               --             --            --
Investments in shares of Fidelity
  Variable Insurance Products
  Funds (VIP II).................          --        1,410,822              3    47,975,941
Investment in shares of T. Rowe
  Price International
  Series, Inc....................          --               --             --            --
Investments in shares of Delaware
  Group Premium Fund.............          --               --             --            --
Investments in shares of The
  Universal Institutional
  Funds, Inc.....................          --               --             --            --
Investments in shares of AIM
  Variable Insurance Funds.......          --               --             --            --
Investment in shares of The Alger
  American Fund Portfolios.......          --               --             --            --
Investments in shares of Alliance
  Variable Products
  Series Fund, Inc...............          --               --             --            --
Investment in shares of Franklin
  Templeton Insurance Products
  Trust..........................          --               --             --            --
                                    ---------       ----------      ---------   -----------
  Total assets...................     118,342        1,410,822              3    47,975,941
LIABILITIES:                               --               --             --            --
                                    ---------       ----------      ---------   -----------
  Net assets.....................   $ 118,342       $1,410,822      $       3   $47,975,941
                                    =========       ==========      =========   ===========
Net asset distribution by
  category:
  Variable life policies.........   $ 118,342       $1,410,822      $       3   $47,975,941
                                    =========       ==========      =========   ===========
Units outstanding, December 31,
  2000...........................      66,996          739,263              3    45,972,744
Net asset value per unit,
  December 31, 2000..............   $1.766390       $ 1.908411      $0.944197   $  1.043572

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                               DECEMBER 31, 2000

                                   T. ROWE PRICE     DGPF         DGPF           DGPF             DGPF
                                   INTERNATIONAL    GROWTH       CAPITAL         CASH            GROWTH           DGPF
                                       STOCK      & INCOME(A)   RESERVES       RESERVE      OPPORTUNITIES(A)  BALANCED(A)
                                   -------------  -----------  -----------  --------------  ----------------  ------------
ASSETS:
Investments in shares of
  Allmerica Investment Trust.....    $      --     $      --    $      --     $       --       $       --      $      --
Investments in shares of Fidelity
  Variable Insurance Products
  Funds (VIP)....................           --            --           --             --               --             --
Investments in shares of Fidelity
  Variable Insurance Products
  Funds (VIP II).................           --            --           --             --               --             --
Investment in shares of T. Rowe
  Price International
  Series, Inc....................      683,155            --           --             --               --             --
Investments in shares of Delaware
  Group Premium Fund.............           --        49,735          144            207           18,321          5,480
Investments in shares of The
  Universal Institutional
  Funds, Inc.....................           --            --           --             --               --             --
Investments in shares of AIM
  Variable Insurance Funds.......           --            --           --             --               --             --
Investment in shares of The Alger
  American Fund Portfolios.......           --            --           --             --               --             --
Investments in shares of Alliance
  Variable Products
  Series Fund, Inc...............           --            --           --             --               --             --
Investment in shares of Franklin
  Templeton Insurance Products
  Trust..........................           --            --           --             --               --             --
                                     ---------     ---------    ---------     ----------       ----------      ---------
  Total assets...................      683,155        49,735          144            207           18,321          5,480

LIABILITIES:                                --            --           --             --               --             --
                                     ---------     ---------    ---------     ----------       ----------      ---------
  Net assets.....................    $ 683,155     $  49,735    $     144     $      207       $   18,321      $   5,480
                                     =========     =========    =========     ==========       ==========      =========

Net asset distribution by
  category:
  Variable life policies.........    $ 683,155     $  49,735    $     144     $      207       $   18,321      $   5,480
                                     =========     =========    =========     ==========       ==========      =========

Units outstanding, December 31,
  2000...........................      468,234        42,527          134            198           26,251          5,209
Net asset value per unit,
  December 31, 2000..............    $1.458995     $1.169497    $1.072094     $ 1.045291       $ 0.697906      $1.051993

                                                        DGPF
                                         DGPF           SMALL
                                    INTERNATIONAL        CAP          DGPF
                                        EQUITY          VALUE        TREND
                                   ----------------  -----------  ------------
ASSETS:
Investments in shares of
  Allmerica Investment Trust.....    $        --      $      --    $      --
Investments in shares of Fidelity
  Variable Insurance Products
  Funds (VIP)....................             --             --           --
Investments in shares of Fidelity
  Variable Insurance Products
  Funds (VIP II).................             --             --           --
Investment in shares of T. Rowe
  Price International
  Series, Inc....................             --             --           --
Investments in shares of Delaware
  Group Premium Fund.............     43,530,264            741       44,464
Investments in shares of The
  Universal Institutional
  Funds, Inc.....................             --             --           --
Investments in shares of AIM
  Variable Insurance Funds.......             --             --           --
Investment in shares of The Alger
  American Fund Portfolios.......             --             --           --
Investments in shares of Alliance
  Variable Products
  Series Fund, Inc...............             --             --           --
Investment in shares of Franklin
  Templeton Insurance Products
  Trust..........................             --             --           --
                                     -----------      ---------    ---------
  Total assets...................     43,530,264            741       44,464
LIABILITIES:                                  --             --           --
                                     -----------      ---------    ---------
  Net assets.....................    $43,530,264      $     741    $  44,464
                                     ===========      =========    =========
Net asset distribution by
  category:
  Variable life policies.........    $43,530,264      $     741    $  44,464
                                     ===========      =========    =========
Units outstanding, December 31,
  2000...........................     29,061,094            573       62,263
Net asset value per unit,
  December 31, 2000..............    $  1.497886      $1.292829    $0.714129

(a) Name changed. See Note 1.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                               DECEMBER 31, 2000

                                                DGPF                     DGPF        DGPF                            DGPF
                                              STRATEGIC     DGPF       EMERGING     SOCIAL          DGPF            SELECT
                                               INCOME       DEVON      MARKETS     AWARENESS        REIT          GROWTH(A)
                                              ---------  -----------  ----------  -----------  --------------  ----------------
ASSETS:
Investments in shares of Allmerica
  Investment Trust..........................  $      --   $      --   $      --    $      --     $       --       $       --
Investments in shares of Fidelity Variable
  Insurance Products Funds (VIP)............         --          --          --           --             --               --
Investments in shares of Fidelity Variable
  Insurance Products Funds (VIP II).........         --          --          --           --             --               --
Investment in shares of T. Rowe Price
  International Series, Inc.................         --          --          --           --             --               --
Investments in shares of Delaware Group
  Premium Fund..............................        111      24,153         859        4,482            116           63,809
Investments in shares of The Universal
  Institutional Funds, Inc..................         --          --          --           --             --               --
Investments in shares of AIM Variable
  Insurance Funds...........................         --          --          --           --             --               --
Investment in shares of The Alger American
  Fund Portfolios...........................         --          --          --           --             --               --
Investments in shares of Alliance Variable
  Products Series Fund, Inc.................         --          --          --           --             --               --
Investment in shares of Franklin Templeton
  Insurance Products Trust..................         --          --          --           --             --               --
                                              ---------   ---------   ---------    ---------     ----------       ----------
  Total assets..............................        111      24,153         859        4,482            116           63,809

LIABILITIES:                                         --          --          --           --             --               --
                                              ---------   ---------   ---------    ---------     ----------       ----------
  Net assets................................  $     111   $  24,153   $     859    $   4,482     $      116       $   63,809
                                              =========   =========   =========    =========     ==========       ==========

Net asset distribution by category:
  Variable life policies....................  $     111   $  24,153   $     859    $   4,482     $      116       $   63,809
                                              =========   =========   =========    =========     ==========       ==========

Units outstanding, December 31, 2000........        110      23,875       1,150        5,119            107           98,586
Net asset value per unit, December 31,
  2000......................................  $1.009357   $1.011645   $0.747020    $0.875701     $ 1.088709       $ 0.647239

                                                  DGPF            UIF
                                                  U.S.           FIXED            UIF
                                                 GROWTH        INCOME(B)      TECHNOLOGY
                                              ------------  ----------------  -----------
ASSETS:
Investments in shares of Allmerica
  Investment Trust..........................   $      --      $        --      $      --
Investments in shares of Fidelity Variable
  Insurance Products Funds (VIP)............          --               --             --
Investments in shares of Fidelity Variable
  Insurance Products Funds (VIP II).........          --               --             --
Investment in shares of T. Rowe Price
  International Series, Inc.................          --               --             --
Investments in shares of Delaware Group
  Premium Fund..............................       6,985               --             --
Investments in shares of The Universal
  Institutional Funds, Inc..................          --       32,551,377        156,406
Investments in shares of AIM Variable
  Insurance Funds...........................          --               --             --
Investment in shares of The Alger American
  Fund Portfolios...........................          --               --             --
Investments in shares of Alliance Variable
  Products Series Fund, Inc.................          --               --             --
Investment in shares of Franklin Templeton
  Insurance Products Trust..................          --               --             --
                                               ---------      -----------      ---------
  Total assets..............................       6,985       32,551,377        156,406
LIABILITIES:                                          --               --             --
                                               ---------      -----------      ---------
  Net assets................................   $   6,985      $32,551,377      $ 156,406
                                               =========      ===========      =========
Net asset distribution by category:
  Variable life policies....................   $   6,985      $32,551,377      $ 156,406
                                               =========      ===========      =========
Units outstanding, December 31, 2000........       7,632       27,523,973        197,864
Net asset value per unit, December 31,
  2000......................................   $0.915223      $  1.182649      $0.790471

(a) Name changed. See Note 1.

(b) Money manager changed. See Note 1.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                               DECEMBER 31, 2000

                                                                ALGER AMERICAN  ALLIANCE GROWTH     ALLIANCE        TEMPLETON
                                        AIM V.I.    AIM V.I.        SMALL         AND INCOME       TECHNOLOGY     INTERNATIONAL
                                         GROWTH       VALUE     CAPITALIZATION      CLASS B         CLASS B         SECURITIES
                                        ---------  -----------  --------------  ---------------  --------------  ----------------
ASSETS:
Investments in shares of Allmerica
  Investment Trust....................  $      --   $      --      $      --       $      --       $      --        $      --
Investments in shares of Fidelity
  Variable Insurance Products
  Funds (VIP).........................         --          --             --              --              --               --
Investments in shares of Fidelity
  Variable Insurance Products Funds
  (VIP II)............................         --          --             --              --              --               --
Investment in shares of T. Rowe Price
  International Series, Inc...........         --          --             --              --              --               --
Investments in shares of Delaware
  Group Premium Fund..................         --          --             --              --              --               --
Investments in shares of The Universal
  Institutional Funds, Inc............         --          --             --              --              --               --
Investments in shares of AIM Variable
  Insurance Funds.....................     25,299      28,185             --              --              --               --
Investment in shares of The Alger
  American Fund Portfolios............         --          --            603              --              --               --
Investments in shares of Alliance
  Variable Products
  Series Fund, Inc....................         --          --             --           2,620             387               --
Investment in shares of Franklin
  Templeton Insurance Products
  Trust...............................         --          --             --              --              --           32,919
                                        ---------   ---------      ---------       ---------       ---------        ---------
  Total assets........................     25,299      28,185            603           2,620             387           32,919

LIABILITIES:                                   --          --             --              --              --               --
                                        ---------   ---------      ---------       ---------       ---------        ---------
  Net assets..........................  $  25,299   $  28,185      $     603       $   2,620       $     387        $  32,919
                                        =========   =========      =========       =========       =========        =========

Net asset distribution by category:
  Variable life policies..............  $  25,299   $  28,185      $     603       $   2,620       $     387        $  32,919
                                        =========   =========      =========       =========       =========        =========

Units outstanding, December 31,
  2000................................     33,668      33,603            774           2,586             566           33,672
Net asset value per unit,
  December 31, 2000...................  $0.751425   $0.838751      $0.778090       $1.013295       $0.683911        $0.977646

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                            STATEMENTS OF OPERATIONS

                                                                                       SELECT INVESTMENT
                                                      CORE EQUITY(A)                    GRADE INCOME(A)
                                                    FOR THE YEAR ENDED                FOR THE YEAR ENDED
                                                       DECEMBER 31,                      DECEMBER 31,
                                              -------------------------------  ---------------------------------
                                                 2000        1999      1998       2000        1999        1998
                                              -----------  --------  --------  ----------  -----------  --------
INVESTMENT INCOME:
  Dividends.................................  $    27,326  $ 23,481  $ 24,155  $2,442,398  $ 1,343,154  $882,578

EXPENSES:
  Mortality and expense risk fees...........        6,924     5,592    12,008     181,608      117,498    92,564
                                              -----------  --------  --------  ----------  -----------  --------
    Net investment income (loss)............       20,402    17,889    12,147   2,260,790    1,225,656   790,014
                                              -----------  --------  --------  ----------  -----------  --------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors................................      547,020   286,696    21,129          --       18,099        --
  Net realized gain (loss) from sales of
    investments.............................       71,864    47,530    (4,698)    (49,558)     (42,607)   20,005
                                              -----------  --------  --------  ----------  -----------  --------
    Net realized gain (loss)................      618,884   334,226    16,431     (49,558)     (24,508)   20,005
  Net unrealized gain (loss)................   (1,085,162)  456,438   330,418   1,324,362   (1,572,308)  166,355
                                              -----------  --------  --------  ----------  -----------  --------

    Net realized and unrealized gain
      (loss)................................     (466,278)  790,664   346,849   1,274,804   (1,596,816)  186,360
                                              -----------  --------  --------  ----------  -----------  --------
    Net increase (decrease) in net assets
      from operations.......................  $  (445,876) $808,553  $358,996  $3,535,594  $  (371,160) $976,374
                                              ===========  ========  ========  ==========  ===========  ========


                                                     MONEY MARKET                     EQUITY INDEX
                                                  FOR THE YEAR ENDED               FOR THE YEAR ENDED
                                                     DECEMBER 31,                     DECEMBER 31,
                                              ---------------------------  ----------------------------------
                                                2000     1999      1998      2000        1999         1998
                                              --------  -------  --------  ---------  -----------  ----------
INVESTMENT INCOME:
  Dividends.................................  $150,112  $63,607  $222,239  $  35,868  $   130,745  $  340,554
EXPENSES:
  Mortality and expense risk fees...........    13,744    7,616    21,736     21,538       97,822     122,802
                                              --------  -------  --------  ---------  -----------  ----------
    Net investment income (loss)............   136,368   55,991   200,503     14,330       32,923     217,752
                                              --------  -------  --------  ---------  -----------  ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors................................        --       --        --    396,801        3,576   1,091,932
  Net realized gain (loss) from sales of
    investments.............................        --       --        --     74,713   11,658,579     313,038
                                              --------  -------  --------  ---------  -----------  ----------
    Net realized gain (loss)................        --       --        --    471,514   11,662,155   1,404,970
  Net unrealized gain (loss)................        --       --        --   (834,032)  (7,166,459)  5,974,791
                                              --------  -------  --------  ---------  -----------  ----------
    Net realized and unrealized gain
      (loss)................................        --       --        --   (362,518)   4,495,696   7,379,761
                                              --------  -------  --------  ---------  -----------  ----------
    Net increase (decrease) in net assets
      from operations.......................  $136,368  $55,991  $200,503  $(348,188) $ 4,528,619  $7,597,513
                                              ========  =======  ========  =========  ===========  ==========

(a) Name changed. See Note 1.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                                                                  SELECT
                                                  GOVERNMENT BOND           AGGRESSIVE GROWTH
                                                FOR THE YEAR ENDED          FOR THE YEAR ENDED
                                                   DECEMBER 31,                DECEMBER 31,
                                              -----------------------  ----------------------------
                                               2000     1999    1998     2000       1999     1998
                                              -------  ------  ------  ---------  --------  -------
INVESTMENT INCOME:
  Dividends.................................  $53,362  $1,412  $  911  $      --  $     --  $    --

EXPENSES:
  Mortality and expense risk fees...........    3,307      78     103     12,909     5,695    3,950
                                              -------  ------  ------  ---------  --------  -------
    Net investment income (loss)............   50,055   1,334     808    (12,909)   (5,695)  (3,950)
                                              -------  ------  ------  ---------  --------  -------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors................................       --      --      --    478,859        --       --
  Net realized gain (loss) from sales of
    investments.............................    4,087    (153)    926   (246,423)   16,919   (3,058)
                                              -------  ------  ------  ---------  --------  -------
    Net realized gain (loss)................    4,087    (153)    926    232,436    16,919   (3,058)
  Net unrealized gain (loss)................   30,721    (596)     83   (887,116)  356,020   42,784
                                              -------  ------  ------  ---------  --------  -------

    Net realized and unrealized gain
      (loss)................................   34,808    (749)  1,009   (654,680)  372,939   39,726
                                              -------  ------  ------  ---------  --------  -------
    Net increase (decrease) in net assets
      from operations.......................  $84,863  $  585  $1,817  $(667,589) $367,244  $35,776
                                              =======  ======  ======  =========  ========  =======

                                                                                             SELECT
                                                         SELECT GROWTH                  GROWTH AND INCOME
                                                      FOR THE YEAR ENDED               FOR THE YEAR ENDED
                                                         DECEMBER 31,                     DECEMBER 31,
                                              -----------------------------------  ---------------------------
                                                 2000         1999        1998       2000      1999     1998
                                              -----------  ----------  ----------  ---------  -------  -------
INVESTMENT INCOME:
  Dividends.................................  $        --  $    8,328  $    7,079  $  12,295  $ 3,501  $ 2,753
EXPENSES:
  Mortality and expense risk fees...........      110,004      83,487      58,229      8,880    1,862    1,576
                                              -----------  ----------  ----------  ---------  -------  -------
    Net investment income (loss)............     (110,004)    (75,159)    (51,150)     3,415    1,639    1,177
                                              -----------  ----------  ----------  ---------  -------  -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors................................    2,411,948     529,243      93,491    288,694   23,247      922
  Net realized gain (loss) from sales of
    investments.............................      391,974     518,323     576,009    (18,593)   1,849    1,778
                                              -----------  ----------  ----------  ---------  -------  -------
    Net realized gain (loss)................    2,803,922   1,047,566     669,500    270,101   25,096    2,700
  Net unrealized gain (loss)................   (6,616,168)  3,239,541   2,339,939   (422,483)  22,927   25,056
                                              -----------  ----------  ----------  ---------  -------  -------
    Net realized and unrealized gain
      (loss)................................   (3,812,246)  4,287,107   3,009,439   (152,382)  48,023   27,756
                                              -----------  ----------  ----------  ---------  -------  -------
    Net increase (decrease) in net assets
      from operations.......................  $(3,922,250) $4,211,948  $2,958,289  $(148,967) $49,662  $28,933
                                              ===========  ==========  ==========  =========  =======  =======

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                                SELECT                             SELECT
                                          VALUE OPPORTUNITY                 INTERNATIONAL EQUITY
                                          FOR THE YEAR ENDED                 FOR THE YEAR ENDED
                                             DECEMBER 31,                       DECEMBER 31,
                                   --------------------------------  -----------------------------------
                                      2000        1999       1998       2000         1999        1998
                                   ----------  -----------  -------  -----------  ----------  ----------
INVESTMENT INCOME:
  Dividends......................  $   86,459  $       118  $ 5,317  $    31,722  $       --  $  117,829

EXPENSES:
  Mortality and expense risk
    fees.........................     131,917       64,483    2,543       34,916      42,211      53,990
                                   ----------  -----------  -------  -----------  ----------  ----------
    Net investment income
      (loss).....................     (45,458)     (64,365)   2,774       (3,194)    (42,211)     63,839
                                   ----------  -----------  -------  -----------  ----------  ----------

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Realized gain distributions
    from portfolio sponsors......     225,949    1,173,968    1,651      216,644          --          --
  Net realized gain (loss) from
    sales of investments.........      58,502      (58,716)  (3,746)     188,926     803,256      77,352
                                   ----------  -----------  -------  -----------  ----------  ----------
    Net realized gain (loss).....     284,451    1,115,252   (2,095)     405,570     803,256      77,352
  Net unrealized gain (loss).....   6,728,759   (2,332,303)  16,497   (1,060,090)    900,525   1,085,145
                                   ----------  -----------  -------  -----------  ----------  ----------

    Net realized and unrealized
      gain (loss)................   7,013,210   (1,217,051)  14,402     (654,520)  1,703,781   1,162,497
                                   ----------  -----------  -------  -----------  ----------  ----------
    Net increase (decrease) in
      net assets from
      operations.................  $6,967,752  $(1,281,416) $17,176  $  (657,714) $1,661,570  $1,226,336
                                   ==========  ===========  =======  ===========  ==========  ==========

                                             SELECT                           SELECT
                                      CAPITAL APPRECIATION               EMERGING MARKETS
                                       FOR THE YEAR ENDED       FOR THE YEAR ENDED
                                          DECEMBER 31,             DECEMBER 31,          FOR THE
                                   --------------------------  --------------------  PERIOD 11/9/98*
                                     2000     1999     1998      2000       1999       TO 12/31/98
                                   --------  -------  -------  --------  ----------  ---------------
INVESTMENT INCOME:
  Dividends......................  $     --  $    --  $    --  $    347  $      100         $ --
EXPENSES:
  Mortality and expense risk
    fees.........................     5,279    1,681      914       929          40           --
                                   --------  -------  -------  --------  ----------         ----
    Net investment income
      (loss).....................    (5,279)  (1,681)    (914)     (582)         60           --
                                   --------  -------  -------  --------  ----------         ----
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Realized gain distributions
    from portfolio sponsors......    30,506      412   37,550     2,016          --           --
  Net realized gain (loss) from
    sales of investments.........    37,099       28     (803)  (40,699)         21           --
                                   --------  -------  -------  --------  ----------         ----
    Net realized gain (loss).....    67,605      440   36,747   (38,683)         21           --
  Net unrealized gain (loss).....   (13,430)  74,213  (13,375)  (38,496)      5,716           --
                                   --------  -------  -------  --------  ----------         ----
    Net realized and unrealized
      gain (loss)................    54,175   74,653   23,372   (77,179)      5,737           --
                                   --------  -------  -------  --------  ----------         ----
    Net increase (decrease) in
      net assets from
      operations.................  $ 48,896  $72,972  $22,458  $(77,761) $    5,797         $ --
                                   ========  =======  =======  ========  ==========         ====

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                                        SELECT                                               FIDELITY VIP
                                                   STRATEGIC GROWTH        FIDELITY VIP HIGH INCOME         EQUITY-INCOME
                                                                              FOR THE YEAR ENDED          FOR THE YEAR ENDED
                                               FOR THE       FOR THE             DECEMBER 31,                DECEMBER 31,
                                              YEAR ENDED  PERIOD 3/5/99*  ---------------------------  ------------------------
                                               12/31/00    TO 12/31/99      2000      1999     1998     2000     1999    1998
                                              ----------  --------------  ---------  -------  -------  -------  ------  -------
INVESTMENT INCOME:
  Dividends.................................   $      4        $ 40       $  18,351  $ 8,271  $ 3,501  $ 6,947  $2,402  $   898

EXPENSES:
  Mortality and expense risk fees...........        431          20           5,271      783      354    3,828   1,479      569
                                               --------        ----       ---------  -------  -------  -------  ------  -------
    Net investment income (loss)............       (427)         20          13,080    7,488    3,147    3,119     923      329
                                               --------        ----       ---------  -------  -------  -------  ------  -------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors................................      3,599          --              --      309    2,225   26,171   5,309    3,197
  Net realized gain (loss) from sales of
    investments.............................     (7,590)        (17)        (50,144)  (2,862)    (683)  13,192   3,125      802
                                               --------        ----       ---------  -------  -------  -------  ------  -------
    Net realized gain (loss)................     (3,991)        (17)        (50,144)  (2,553)   1,542   39,363   8,434    3,999
  Net unrealized gain (loss)................    (49,301)        918        (259,016)   2,236   (8,346)  24,047    (277)   5,752
                                               --------        ----       ---------  -------  -------  -------  ------  -------

    Net realized and unrealized gain
      (loss)................................    (53,292)        901        (309,160)    (317)  (6,804)  63,410   8,157    9,751
                                               --------        ----       ---------  -------  -------  -------  ------  -------
    Net increase (decrease) in net assets
      from operations.......................   $(53,719)       $921       $(296,080) $ 7,171  $(3,657) $66,529  $9,080  $10,080
                                               ========        ====       =========  =======  =======  =======  ======  =======


                                                   FIDELITY VIP GROWTH
                                                   FOR THE YEAR ENDED
                                                      DECEMBER 31,
                                              -----------------------------
                                                2000       1999      1998
                                              ---------  --------  --------
INVESTMENT INCOME:
  Dividends.................................  $   2,189  $  2,233  $  1,819
EXPENSES:
  Mortality and expense risk fees...........     18,439     6,781     2,312
                                              ---------  --------  --------
    Net investment income (loss)............    (16,250)   (4,548)     (493)
                                              ---------  --------  --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors................................    217,791   140,400    47,583
  Net realized gain (loss) from sales of
    investments.............................    (53,962)  114,230    37,911
                                              ---------  --------  --------
    Net realized gain (loss)................    163,829   254,630    85,494
  Net unrealized gain (loss)................   (702,207)  242,219   115,549
                                              ---------  --------  --------
    Net realized and unrealized gain
      (loss)................................   (538,378)  496,849   201,043
                                              ---------  --------  --------
    Net increase (decrease) in net assets
      from operations.......................  $(554,628) $492,301  $200,550
                                              =========  ========  ========

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                                                               FIDELITY VIP II
                                                FIDELITY VIP OVERSEAS           ASSET MANAGER         FIDELITY VIP II
                                                 FOR THE YEAR ENDED          FOR THE YEAR ENDED         CONTRAFUND
                                                    DECEMBER 31,                DECEMBER 31,              FOR THE
                                              -------------------------  ---------------------------  PERIOD 11/2/00*
                                                2000     1999     1998     2000      1999     1998      TO 12/31/00
                                              --------  -------  ------  ---------  -------  -------  ---------------
INVESTMENT INCOME:
  Dividends.................................  $  1,606  $ 1,054  $1,056  $  29,783  $20,569  $11,971     $     --

EXPENSES:
  Mortality and expense risk fees...........     1,984      502     338      1,868    1,247    2,662           --
                                              --------  -------  ------  ---------  -------  -------     --------
    Net investment income (loss)............      (378)     552     718     27,915   19,322    9,309           --
                                              --------  -------  ------  ---------  -------  -------     --------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors................................    10,112    1,699   3,112     70,166   26,054   35,913           --
  Net realized gain (loss) from sales of
    investments.............................   (30,017)   1,721     165    (11,662)   1,785    5,268      (70,356)
                                              --------  -------  ------  ---------  -------  -------     --------
    Net realized gain (loss)................   (19,905)   3,420   3,277     58,504   27,839   41,181      (70,356)
  Net unrealized gain (loss)................   (43,113)  30,111   1,086   (141,712)  12,862   15,917           --
                                              --------  -------  ------  ---------  -------  -------     --------

    Net realized and unrealized gain
      (loss)................................   (63,018)  33,531   4,363    (83,208)  40,701   57,098      (70,356)
                                              --------  -------  ------  ---------  -------  -------     --------
    Net increase (decrease) in net assets
      from operations.......................  $(63,396) $34,083  $5,081  $ (55,293) $60,023  $66,407     $(70,356)
                                              ========  =======  ======  =========  =======  =======     ========

                                               FIDELITY VIP II INDEX 500           T. ROWE PRICE
                                                                                INTERNATIONAL STOCK
                                                                                 FOR THE YEAR ENDED
                                                FOR THE        FOR THE              DECEMBER 31,
                                               YEAR ENDED   PERIOD 5/4/99*  ----------------------------
                                                12/31/00     TO 12/31/99      2000       1999     1998
                                              ------------  --------------  ---------  --------  -------
INVESTMENT INCOME:
  Dividends.................................  $   526,695     $       --    $   6,018  $  2,334  $ 4,272
EXPENSES:
  Mortality and expense risk fees...........      186,091         56,677        6,281     2,485    1,337
                                              -----------     ----------    ---------  --------  -------
    Net investment income (loss)............      340,604        (56,677)        (263)     (151)   2,935
                                              -----------     ----------    ---------  --------  -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors................................      230,232             --       28,885     7,335    1,508
  Net realized gain (loss) from sales of
    investments.............................       95,425          1,274       (8,575)    1,538      318
                                              -----------     ----------    ---------  --------  -------
    Net realized gain (loss)................      325,657          1,274       20,310     8,873    1,826
  Net unrealized gain (loss)................   (5,728,597)     4,566,606     (217,558)  144,131   23,676
                                              -----------     ----------    ---------  --------  -------
    Net realized and unrealized gain
      (loss)................................   (5,402,940)     4,567,880     (197,248)  153,004   25,502
                                              -----------     ----------    ---------  --------  -------
    Net increase (decrease) in net assets
      from operations.......................  $(5,062,336)    $4,511,203    $(197,511) $152,853  $28,437
                                              ===========     ==========    =========  ========  =======

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                        DGPF
                                      GROWTH &           DGPF             DGPF          DGPF GROWTH          DGPF
                                     INCOME(A)     CAPITAL RESERVES   CASH RESERVE    OPPORTUNITIES(A)   BALANCED(A)
                                      FOR THE          FOR THE           FOR THE          FOR THE          FOR THE
                                   PERIOD 4/5/00*   PERIOD 4/3/00*   PERIOD 4/28/00*   PERIOD 3/8/00*   PERIOD 3/8/00*
                                    TO 12/31/00      TO 12/31/00       TO 12/31/00      TO 12/31/00      TO 12/31/00
                                   --------------  ----------------  ---------------  ----------------  --------------
INVESTMENT INCOME:
  Dividends......................      $  667         $        3         $3,131           $    --             $ 27

EXPENSES:
  Mortality and expense risk
    fees.........................         169                 --            394                75               13
                                       ------         ----------         ------           -------             ----
    Net investment income
      (loss).....................         498                  3          2,737               (75)              14
                                       ------         ----------         ------           -------             ----

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Realized gain distributions
    from portfolio sponsors......          --                 --             --                14                2
  Net realized gain (loss) from
    sales of investments.........          99                 --             --                58               (3)
                                       ------         ----------         ------           -------             ----
    Net realized gain (loss).....          99                 --             --                72               (1)
  Net unrealized gain (loss).....       5,206                  3             --            (2,673)              45
                                       ------         ----------         ------           -------             ----

    Net realized and unrealized
      gain (loss)................       5,305                  3             --            (2,601)              44
                                       ------         ----------         ------           -------             ----
    Net increase (decrease) in
      net assets from
      operations.................      $5,803         $        6         $2,737           $(2,676)            $ 58
                                       ======         ==========         ======           =======             ====

                                                 DGPF
                                         INTERNATIONAL EQUITY              DGPF
                                          FOR THE YEAR ENDED          SMALL CAP VALUE
                                             DECEMBER 31,                 FOR THE
                                   ---------------------------------  PERIOD 3/8/00*
                                      2000         1999       1998      TO 12/31/00
                                   -----------  ----------  --------  ---------------
INVESTMENT INCOME:
  Dividends......................  $   965,713  $  183,862  $ 11,680        $ --
EXPENSES:
  Mortality and expense risk
    fees.........................      149,068      50,747    16,877          --
                                   -----------  ----------  --------        ----
    Net investment income
      (loss).....................      816,645     133,115    (5,197)         --
                                   -----------  ----------  --------        ----
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Realized gain distributions
    from portfolio sponsors......      791,646      13,428        --          --
  Net realized gain (loss) from
    sales of investments.........        4,583      20,862     7,893          --
                                   -----------  ----------  --------        ----
    Net realized gain (loss).....      796,229      34,290     7,893          --
  Net unrealized gain (loss).....   (1,589,074)  2,827,542   442,761          72
                                   -----------  ----------  --------        ----
    Net realized and unrealized
      gain (loss)................     (792,845)  2,861,832   450,654          72
                                   -----------  ----------  --------        ----
    Net increase (decrease) in
      net assets from
      operations.................  $    23,800  $2,994,947  $445,457        $ 72
                                   ===========  ==========  ========        ====

* Date of initial investment.

(a) Name changed. See Note 1.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                                                                                            DGPF
                                                         DGPF                              DGPF            SOCIAL
                                     DGPF TREND    STRATEGIC INCOME    DGPF DEVON    EMERGING MARKETS    AWARENESS
                                      FOR THE          FOR THE          FOR THE          FOR THE          FOR THE
                                   PERIOD 3/8/00*   PERIOD 6/8/00*   PERIOD 3/8/00*   PERIOD 3/8/00*   PERIOD 4/3/00*
                                    TO 12/31/00      TO 12/31/00      TO 12/31/00      TO 12/31/00      TO 12/31/00
                                   --------------  ----------------  --------------  ----------------  --------------
INVESTMENT INCOME:
  Dividends......................     $     --        $       --         $    --           $  2            $  --

EXPENSES:
  Mortality and expense risk
    fees.........................          117                --              76              1                6
                                      --------        ----------         -------           ----            -----
    Net investment income
      (loss).....................         (117)               --             (76)             1               (6)
                                      --------        ----------         -------           ----            -----

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Realized gain distributions
    from portfolio sponsors......            8                --              --             --               --
  Net realized gain (loss) from
    sales of investments.........         (139)               --              (7)            (6)              (5)
                                      --------        ----------         -------           ----            -----
    Net realized gain (loss).....         (131)               --              (7)            (6)              (5)
  Net unrealized gain (loss).....       (9,934)                2          (2,888)           (53)            (593)
                                      --------        ----------         -------           ----            -----

    Net realized and unrealized
      gain (loss)................      (10,065)                2          (2,895)           (59)            (598)
                                      --------        ----------         -------           ----            -----
    Net increase (decrease) in
      net assets from
      operations.................     $(10,182)       $        2         $(2,971)          $(58)           $(604)
                                      ========        ==========         =======           ====            =====


                                                         DGPF             DGPF
                                     DGPF REIT     SELECT GROWTH(A)   U.S. GROWTH
                                      FOR THE          FOR THE          FOR THE
                                   PERIOD 7/6/00*   PERIOD 3/8/00*   PERIOD 4/3/00*
                                    TO 12/31/00      TO 12/31/00      TO 12/31/00
                                   --------------  ----------------  --------------
INVESTMENT INCOME:
  Dividends......................    $       --        $     --          $  --
EXPENSES:
  Mortality and expense risk
    fees.........................            --             202              7
                                     ----------        --------          -----
    Net investment income
      (loss).....................            --            (202)            (7)
                                     ----------        --------          -----
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Realized gain distributions
    from portfolio sponsors......            --               3             --
  Net realized gain (loss) from
    sales of investments.........            --             (27)             8
                                     ----------        --------          -----
    Net realized gain (loss).....            --             (24)             8
  Net unrealized gain (loss).....             7         (19,661)          (661)
                                     ----------        --------          -----
    Net realized and unrealized
      gain (loss)................             7         (19,685)          (653)
                                     ----------        --------          -----
    Net increase (decrease) in
      net assets from
      operations.................    $        7        $(19,887)         $(660)
                                     ==========        ========          =====

* Date of initial investment.

(a) Name changed. See Note 1.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                                      INVESCO                  INVESCO
                                                 VIF EQUITY INCOME         VIF TOTAL RETURN
                                                FOR THE YEAR ENDED        FOR THE YEAR ENDED
                                                   DECEMBER 31,              DECEMBER 31,
                                              -----------------------  ------------------------
                                               2000     1999    1998    2000     1999     1998
                                              -------  ------  ------  -------  -------  ------
INVESTMENT INCOME:
  Dividends.................................  $    --  $  123  $  150  $    --  $   642  $1,276

EXPENSES:
  Mortality and expense risk fees...........       12      39      38       10      149     257
                                              -------  ------  ------  -------  -------  ------
    Net investment income (loss)............      (12)     84     112      (10)     493   1,019
                                              -------  ------  ------  -------  -------  ------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors................................       --      55     311       --      107   1,325
  Net realized gain (loss) from sales of
    investments.............................    2,111     234     401      938    4,008     553
                                              -------  ------  ------  -------  -------  ------
    Net realized gain (loss)................    2,111     289     712      938    4,115   1,878
  Net unrealized gain (loss)................   (1,870)    947     312   (1,536)  (5,835)  2,122
                                              -------  ------  ------  -------  -------  ------

    Net realized and unrealized gain
      (loss)................................      241   1,236   1,024     (598)  (1,720)  4,000
                                              -------  ------  ------  -------  -------  ------
    Net increase (decrease) in net assets
      from operations.......................  $   229  $1,320  $1,136  $  (608) $(1,227) $5,019
                                              =======  ======  ======  =======  =======  ======


                                                        UIF FIXED INCOME(B)
                                                FOR THE YEAR ENDED                      UIF TECHNOLOGY
                                                   DECEMBER 31,            FOR THE          FOR THE
                                              -----------------------  PERIOD 2/17/98*  PERIOD 5/31/00*
                                                 2000        1999        TO 12/31/98      TO 12/31/00
                                              ----------  -----------  ---------------  ---------------
INVESTMENT INCOME:
  Dividends.................................  $1,906,623  $ 1,356,031     $ 648,460        $     --
EXPENSES:
  Mortality and expense risk fees...........     106,632       78,341        35,898             458
                                              ----------  -----------     ---------        --------
    Net investment income (loss)............   1,799,991    1,277,690       612,562            (458)
                                              ----------  -----------     ---------        --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors................................          --        3,424       256,451              24
  Net realized gain (loss) from sales of
    investments.............................     (17,058)     (11,666)        8,635          (1,026)
                                              ----------  -----------     ---------        --------
    Net realized gain (loss)................     (17,058)      (8,242)      265,086          (1,002)
  Net unrealized gain (loss)................   1,379,103   (1,680,097)     (179,067)        (60,503)
                                              ----------  -----------     ---------        --------
    Net realized and unrealized gain
      (loss)................................   1,362,045   (1,688,339)       86,019         (61,505)
                                              ----------  -----------     ---------        --------
    Net increase (decrease) in net assets
      from operations.......................  $3,162,036  $  (410,649)    $ 698,581        $(61,963)
                                              ==========  ===========     =========        ========

* Date of initial investment.

(b) Money manager changed. See Note 1.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                                               ALGER AMERICAN   ALLIANCE GROWTH     ALLIANCE         TEMPLETON
                                                                    SMALL         AND INCOME       TECHNOLOGY      INTERNATIONAL
                             AIM V.I. GROWTH  AIM V.I. VALUE   CAPITALIZATION       CLASS B          CLASS B        SECURITIES
                                 FOR THE          FOR THE          FOR THE          FOR THE          FOR THE          FOR THE
                             PERIOD 6/14/00*  PERIOD 8/22/00*  PERIOD 6/14/00*  PERIOD 9/6/00*   PERIOD 6/14/00*  PERIOD 6/14/00*
                               TO 12/31/00      TO 12/31/00      TO 12/31/00      TO 12/31/00      TO 12/31/00      TO 12/31/00
                             ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
INVESTMENT INCOME:
  Dividends................     $      2           $    36         $   --            $ --              $  --          $    --

EXPENSES:
  Mortality and expense
    risk fees..............           70                70             --               1                 --               71
                                --------           -------         ------            ----              -----          -------
    Net investment income
      (loss)...............          (68)              (34)            --              (1)                --              (71)
                                --------           -------         ------            ----              -----          -------

REALIZED AND UNREALIZED
  GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain
    distributions from
    portfolio sponsors.....          852             1,247             --              --                 --               --
  Net realized gain (loss)
    from sales of
    investments............          (23)              (18)            (3)             --                 (1)              (8)
                                --------           -------         ------            ----              -----          -------
    Net realized gain
      (loss)...............          829             1,229             (3)             --                 (1)              (8)
  Net unrealized gain
    (loss).................      (10,072)           (6,701)          (161)             45               (125)          (1,079)
                                --------           -------         ------            ----              -----          -------

    Net realized and
      unrealized gain
      (loss)...............       (9,243)           (5,472)          (164)             45               (126)          (1,087)
                                --------           -------         ------            ----              -----          -------
    Net increase (decrease)
      in net assets from
      operations...........     $ (9,311)          $(5,506)        $ (164)           $ 44              $(126)         $(1,158)
                                ========           =======         ======            ====              =====          =======

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                  SELECT INVESTMENT
                                                              CORE EQUITY(A)                       GRADE INCOME(A)
                                                                YEAR ENDED                            YEAR ENDED
                                                               DECEMBER 31,                          DECEMBER 31,
                                                   ------------------------------------ --------------------------------------
                                                       2000        1999        1998         2000         1999         1998
                                                   ------------ ----------- ----------- ------------ ------------ ------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss).................. $    20,402  $   17,889  $   12,147  $ 2,260,790  $ 1,225,656  $   790,014
    Net realized gain (loss)......................     618,884     334,226      16,431      (49,558)     (24,508)      20,005
    Net unrealized gain (loss)....................  (1,085,162)    456,438     330,418    1,324,362   (1,572,308)     166,355
                                                   -----------  ----------  ----------  -----------  -----------  -----------
    Net increase (decrease) in net assets from
      operations..................................    (445,876)    808,553     358,996    3,535,594     (371,160)     976,374
                                                   -----------  ----------  ----------  -----------  -----------  -----------

  FROM POLICY TRANSACTIONS:
    Net premiums..................................   1,284,383     873,749     675,094   15,456,506    8,011,892    2,981,137
    Terminations..................................    (248,693)   (337,479)    (48,810)     (75,340)     (13,958)     (53,707)
    Insurance and other charges...................     (39,010)    (13,900)     (7,692)    (872,194)    (633,839)    (451,085)
    Transfers between sub-accounts (including
      fixed account), net.........................    (654,769)    540,030     (72,668)   2,046,038    2,113,615    2,055,119
    Other transfers from (to) the General
      Account.....................................       1,180     116,813         492         (985)      (6,858)         892
    Net increase (decrease) in investment by
      Sponsor.....................................          --          --          --           --           --         (265)
                                                   -----------  ----------  ----------  -----------  -----------  -----------
    Net increase (decrease) in net assets from
      policy transactions.........................     343,091   1,179,213     546,416   16,554,025    9,470,852    4,532,091
                                                   -----------  ----------  ----------  -----------  -----------  -----------
    Net increase (decrease) in net assets.........    (102,785)  1,987,766     905,412   20,089,619    9,099,692    5,508,465

NET ASSETS:
  Beginning of year...............................   4,668,492   2,680,726   1,775,314   24,452,772   15,353,080    9,844,615
                                                   -----------  ----------  ----------  -----------  -----------  -----------
  End of year..................................... $ 4,565,707  $4,668,492  $2,680,726  $44,542,391  $24,452,772  $15,353,080
                                                   ===========  ==========  ==========  ===========  ===========  ===========


                                                                 MONEY MARKET                           EQUITY INDEX
                                                                  YEAR ENDED                             YEAR ENDED
                                                                 DECEMBER 31,                           DECEMBER 31,
                                                    -------------------------------------- --------------------------------------
                                                        2000        1999         1998         2000         1999          1998
                                                    ------------ ----------- ------------- ----------- ------------- ------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)..................  $   136,368  $   55,991  $    200,503  $   14,330  $     32,923  $   217,752
    Net realized gain (loss)......................           --          --            --     471,514    11,662,155    1,404,970
    Net unrealized gain (loss)....................           --          --            --    (834,032)   (7,166,459)   5,974,791
                                                    -----------  ----------  ------------  ----------  ------------  -----------
    Net increase (decrease) in net assets from
      operations..................................      136,368      55,991       200,503    (348,188)    4,528,619    7,597,513
                                                    -----------  ----------  ------------  ----------  ------------  -----------
  FROM POLICY TRANSACTIONS:
    Net premiums..................................    6,005,804   6,325,820     1,928,083   1,702,202     2,363,320   17,533,507
    Terminations..................................      (87,277)    (69,826)      (47,901)   (343,261)     (172,583)     (86,149)
    Insurance and other charges...................     (689,647)   (709,087)     (830,359)   (123,945)     (587,637)    (998,917)
    Transfers between sub-accounts (including
      fixed account), net.........................   (3,645,548)   (391,608)  (29,510,393)    349,590   (49,801,441)  13,535,625
    Other transfers from (to) the General
      Account.....................................        3,240     (10,636)         (771)       (651)       (2,377)       5,188
    Net increase (decrease) in investment by
      Sponsor.....................................           --          --            --          --            --           --
                                                    -----------  ----------  ------------  ----------  ------------  -----------
    Net increase (decrease) in net assets from
      policy transactions.........................    1,586,572   5,144,663   (28,461,341)  1,583,935   (48,200,718)  29,989,254
                                                    -----------  ----------  ------------  ----------  ------------  -----------
    Net increase (decrease) in net assets.........    1,722,940   5,200,654   (28,260,838)  1,235,747   (43,672,099)  37,586,767
NET ASSETS:
  Beginning of year...............................    5,440,280     239,626    28,500,464   2,458,568    46,130,667    8,543,900
                                                    -----------  ----------  ------------  ----------  ------------  -----------
  End of year.....................................  $ 7,163,220  $5,440,280  $    239,626  $3,694,315  $  2,458,568  $46,130,667
                                                    ===========  ==========  ============  ==========  ============  ===========

(a) Name changed. See Note 1.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                               SELECT
                                           GOVERNMENT BOND                AGGRESSIVE GROWTH
                                             YEAR ENDED                      YEAR ENDED
                                            DECEMBER 31,                    DECEMBER 31,
                                    ----------------------------- ---------------------------------
                                      2000      1999      1998       2000        1999       1998
                                    --------- --------- --------- ----------- ----------- ---------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)... $ 50,055  $  1,334  $    808  $  (12,909) $   (5,695) $ (3,950)
    Net realized gain (loss).......    4,087      (153)      926     232,436      16,919    (3,058)
    Net unrealized gain (loss).....   30,721      (596)       83    (887,116)    356,020    42,784
                                    --------  --------  --------  ----------  ----------  --------
    Net increase (decrease) in net
      assets from
      operations...................   84,863       585     1,817    (667,589)    367,244    35,776
                                    --------  --------  --------  ----------  ----------  --------

  FROM POLICY TRANSACTIONS:
    Net premiums...................  137,859    12,424    13,471     791,435     298,089   448,702
    Terminations...................  (10,344)  (12,517)      (81)    (62,866)    (29,100)  (76,946)
    Insurance and other charges....  (21,333)     (554)     (216)    (73,582)    (29,164)  (18,498)
    Transfers between sub-accounts
      (including
      fixed account), net..........  701,439     3,007   (30,874)    174,957     (17,644)  181,020
    Other transfers from (to) the
      General Account..............        8      (583)     (389)      1,304     (17,822)   (3,910)
    Net increase (decrease) in
      investment by
      Sponsor......................       --        --        --          --          --        --
                                    --------  --------  --------  ----------  ----------  --------
    Net increase (decrease) in net
      assets from
      policy transactions..........  807,629     1,777   (18,089)    831,248     204,359   530,368
                                    --------  --------  --------  ----------  ----------  --------
    Net increase (decrease) in net
      assets.......................  892,492     2,362   (16,272)    163,659     571,603   566,144

NET ASSETS:
  Beginning of year................   25,700    23,338    39,610   1,376,802     805,199   239,055
                                    --------  --------  --------  ----------  ----------  --------
  End of year...................... $918,192  $ 25,700  $ 23,338  $1,540,461  $1,376,802  $805,199
                                    ========  ========  ========  ==========  ==========  ========

                                                                                        SELECT
                                                 SELECT GROWTH                     GROWTH AND INCOME
                                                   YEAR ENDED                         YEAR ENDED
                                                  DECEMBER 31,                       DECEMBER 31,
                                     -------------------------------------- -------------------------------
                                         2000         1999         1998        2000       1999      1998
                                     ------------ ------------ ------------ ----------- --------- ---------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)...  $  (110,004) $   (75,159) $   (51,150) $    3,415  $  1,639  $  1,177
    Net realized gain (loss).......    2,803,922    1,047,566      669,500     270,101    25,096     2,700
    Net unrealized gain (loss).....   (6,616,168)   3,239,541    2,339,939    (422,483)   22,927    25,056
                                     -----------  -----------  -----------  ----------  --------  --------
    Net increase (decrease) in net
      assets from
      operations...................   (3,922,250)   4,211,948    2,958,289    (148,967)   49,662    28,933
                                     -----------  -----------  -----------  ----------  --------  --------
  FROM POLICY TRANSACTIONS:
    Net premiums...................    2,229,097    3,049,445    2,111,416     771,186    88,966   155,220
    Terminations...................      (25,895)     (33,196)     (97,238)    (24,687)   (7,618)  (44,778)
    Insurance and other charges....     (420,312)    (345,255)    (281,352)    (54,884)   (5,494)   (7,462)
    Transfers between sub-accounts
      (including
      fixed account), net..........       71,816    2,130,460     (952,256)    894,100     3,125   (70,127)
    Other transfers from (to) the
      General Account..............        3,082       (8,787)       4,794       1,582      (639)   (1,320)
    Net increase (decrease) in
      investment by
      Sponsor......................           --           --           --          --        --        --
                                     -----------  -----------  -----------  ----------  --------  --------
    Net increase (decrease) in net
      assets from
      policy transactions..........    1,857,788    4,792,667      785,364   1,587,297    78,340    31,533
                                     -----------  -----------  -----------  ----------  --------  --------
    Net increase (decrease) in net
      assets.......................   (2,064,462)   9,004,615    3,743,653   1,438,330   128,002    60,466
NET ASSETS:
  Beginning of year................   19,730,375   10,725,760    6,982,107     360,630   232,628   172,162
                                     -----------  -----------  -----------  ----------  --------  --------
  End of year......................  $17,665,913  $19,730,375  $10,725,760  $1,798,960  $360,630  $232,628
                                     ===========  ===========  ===========  ==========  ========  ========

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                   SELECT                                 SELECT
                                              VALUE OPPORTUNITY                    INTERNATIONAL EQUITY
                                                 YEAR ENDED                             YEAR ENDED
                                                DECEMBER 31,                           DECEMBER 31,
                                    ------------------------------------- ---------------------------------------
                                        2000         1999         1998        2000          1999         1998
                                    ------------ ------------- ---------- ------------- ------------- -----------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)... $   (45,458) $    (64,365) $   2,774  $     (3,194) $    (42,211) $   63,839
    Net realized gain (loss).......     284,451     1,115,252     (2,095)      405,570       803,256      77,352
    Net unrealized gain (loss).....   6,728,759    (2,332,303)    16,497    (1,060,090)      900,525   1,085,145
                                    -----------  ------------  ---------  ------------  ------------  ----------
    Net increase (decrease) in net
      assets from
      operations...................   6,967,752    (1,281,416)    17,176      (657,714)    1,661,570   1,226,336
                                    -----------  ------------  ---------  ------------  ------------  ----------

  FROM POLICY TRANSACTIONS:
    Net premiums...................   3,566,930     7,573,904    245,642       685,976     1,382,581   1,910,773
    Terminations...................    (112,057)      (10,156)   (32,190)      (76,036)      (40,201)    (85,614)
    Insurance and other charges....    (618,763)     (504,046)   (12,119)     (130,507)     (135,408)   (257,943)
    Transfers between sub-accounts
      (including
      fixed account), net..........  (2,318,550)   14,728,048    182,286       (26,748)   (5,542,260)    655,125
    Other transfers from (to) the
      General Account..............      (1,801)        3,590     (2,227)         (156)       (5,159)     (6,961)
    Net increase (decrease) in
      investment by
      Sponsor......................          --            --         --            --            --          --
                                    -----------  ------------  ---------  ------------  ------------  ----------
    Net increase (decrease) in net
      assets from
      policy transactions..........     515,759    21,791,340    381,392       452,529    (4,340,447)  2,215,380
                                    -----------  ------------  ---------  ------------  ------------  ----------
    Net increase (decrease) in net
      assets.......................   7,483,511    20,509,924    398,568      (205,185)   (2,678,877)  3,441,716

NET ASSETS:
  Beginning of year................  21,143,526       633,602    235,034     6,399,665     9,078,542   5,636,826
                                    -----------  ------------  ---------  ------------  ------------  ----------
  End of year...................... $28,627,037  $ 21,143,526  $ 633,602  $  6,194,480  $  6,399,665  $9,078,542
                                    ===========  ============  =========  ============  ============  ==========

                                                 SELECT                           SELECT
                                          CAPITAL APPRECIATION               EMERGING MARKETS
                                               YEAR ENDED                YEAR ENDED
                                              DECEMBER 31,              DECEMBER 31,       PERIOD
                                     ------------------------------- ------------------ FROM 11/9/98*
                                        2000       1999      1998      2000      1999    TO 12/31/98
                                     ----------- --------- --------- --------- -------- -------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)...  $   (5,279) $ (1,681) $   (914) $   (582) $    60      $  --
    Net realized gain (loss).......      67,605       440    36,747   (38,683)      21         --
    Net unrealized gain (loss).....     (13,430)   74,213   (13,375)  (38,496)   5,716         --
                                     ----------  --------  --------  --------  -------      -----
    Net increase (decrease) in net
      assets from
      operations...................      48,896    72,972    22,458   (77,761)   5,797         --
                                     ----------  --------  --------  --------  -------      -----
  FROM POLICY TRANSACTIONS:
    Net premiums...................     556,183   118,843   105,063   131,566   21,690         11
    Terminations...................     (22,970)  (14,254)   (8,341)       --       --         --
    Insurance and other charges....     (33,365)   (9,399)   (5,861)   (7,540)    (399)        --
    Transfers between sub-accounts
      (including
      fixed account), net..........      46,424     4,812    69,728    (6,657)  11,082         --
    Other transfers from (to) the
      General Account..............         403    (4,275)     (344)      177      242         --
    Net increase (decrease) in
      investment by
      Sponsor......................          --        --        --        --       --         --
                                     ----------  --------  --------  --------  -------      -----
    Net increase (decrease) in net
      assets from
      policy transactions..........     546,675    95,727   160,245   117,546   32,615         11
                                     ----------  --------  --------  --------  -------      -----
    Net increase (decrease) in net
      assets.......................     595,571   168,699   182,703    39,785   38,412         11
NET ASSETS:
  Beginning of year................     416,787   248,088    65,385    38,423       11         --
                                     ----------  --------  --------  --------  -------      -----
  End of year......................  $1,012,358  $416,787  $248,088  $ 78,208  $38,423      $  11
                                     ==========  ========  ========  ========  =======      =====

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                              SELECT                                                    FIDELITY VIP
                                         STRATEGIC GROWTH          FIDELITY VIP HIGH INCOME            EQUITY-INCOME
                                     YEAR ENDED                           YEAR ENDED                     YEAR ENDED
                                    DECEMBER 31,     PERIOD              DECEMBER 31,                   DECEMBER 31,
                                    ------------  FROM 3/5/99*  ------------------------------ ------------------------------
                                        2000      TO 12/31/99      2000       1999      1998      2000      1999      1998
                                    ------------ -------------- ----------- --------- -------- ---------- --------- ---------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)...   $   (427)     $    20     $   13,080  $  7,488  $ 3,147  $   3,119  $    923  $    329
    Net realized gain (loss).......     (3,991)         (17)       (50,144)   (2,553)   1,542     39,363     8,434     3,999
    Net unrealized gain (loss).....    (49,301)         918       (259,016)    2,236   (8,346)    24,047      (277)    5,752
                                      --------      -------     ----------  --------  -------  ---------  --------  --------
    Net increase (decrease) in net
      assets from
      operations...................    (53,719)         921       (296,080)    7,171   (3,657)    66,529     9,080    10,080
                                      --------      -------     ----------  --------  -------  ---------  --------  --------

  FROM POLICY TRANSACTIONS:
    Net premiums...................     58,849       12,853        641,589   180,207   36,812    526,436   187,400   116,536
    Terminations...................       (454)          --        (51,127)  (21,248)  (4,930)   (36,782)  (33,829)  (23,881)
    Insurance and other charges....     (4,043)      (1,346)       (41,187)  (15,258)  (3,521)   (31,334)  (15,364)   (6,484)
    Transfers between sub-accounts
      (including
      fixed account), net..........     88,481        1,952        672,696    (6,975)  21,213   (428,188)   92,974     4,066
    Other transfers from (to) the
      General Account..............        429           45           (730)   (3,559)    (252)    (3,607)   (7,403)       25
    Net increase (decrease) in
      investment by
      Sponsor......................         --           --             --        --       --         --        --        --
                                      --------      -------     ----------  --------  -------  ---------  --------  --------
    Net increase (decrease) in net
      assets from
      policy transactions..........    143,262       13,504      1,221,241   133,167   49,322     26,525   223,778    90,262
                                      --------      -------     ----------  --------  -------  ---------  --------  --------
    Net increase (decrease) in net
      assets.......................     89,543       14,425        925,161   140,338   45,665     93,054   232,858   100,342

NET ASSETS:
  Beginning of year................     14,425           --        229,432    89,094   43,429    392,181   159,323    58,981
                                      --------      -------     ----------  --------  -------  ---------  --------  --------
  End of year......................   $103,968      $14,425     $1,154,593  $229,432  $89,094  $ 485,235  $392,181  $159,323
                                      ========      =======     ==========  ========  =======  =========  ========  ========


                                             FIDELITY VIP GROWTH
                                                 YEAR ENDED
                                                DECEMBER 31,
                                     -----------------------------------
                                        2000        1999        1998
                                     ----------- ----------- -----------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)...  $  (16,250) $   (4,548) $     (493)
    Net realized gain (loss).......     163,829     254,630      85,494
    Net unrealized gain (loss).....    (702,207)    242,219     115,549
                                     ----------  ----------  ----------
    Net increase (decrease) in net
      assets from
      operations...................    (554,628)    492,301     200,550
                                     ----------  ----------  ----------
  FROM POLICY TRANSACTIONS:
    Net premiums...................   1,397,251     444,886     267,715
    Terminations...................     (95,081)   (337,035)    (25,480)
    Insurance and other charges....    (112,356)    (37,954)     (8,916)
    Transfers between sub-accounts
      (including
      fixed account), net..........     239,859     266,957     375,715
    Other transfers from (to) the
      General Account..............      (5,086)     30,447      (3,680)
    Net increase (decrease) in
      investment by
      Sponsor......................          --          --          --
                                     ----------  ----------  ----------
    Net increase (decrease) in net
      assets from
      policy transactions..........   1,424,587     367,301     605,354
                                     ----------  ----------  ----------
    Net increase (decrease) in net
      assets.......................     869,959     859,602     805,904
NET ASSETS:
  Beginning of year................   2,011,065   1,151,463     345,559
                                     ----------  ----------  ----------
  End of year......................  $2,881,024  $2,011,065  $1,151,463
                                     ==========  ==========  ==========

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                          FIDELITY VIP II
                                        FIDELITY VIP OVERSEAS              ASSET MANAGER          FIDELITY VIP II
                                             YEAR ENDED                     YEAR ENDED              CONTRAFUND
                                            DECEMBER 31,                   DECEMBER 31,               PERIOD
                                    ----------------------------- -------------------------------  FROM 11/2/00*
                                      2000      1999      1998       2000       1999      1998      TO 12/31/00
                                    --------- --------- --------- ----------- --------- --------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)... $   (378) $    552  $    718  $   27,915  $ 19,322  $  9,309      $    --
    Net realized gain (loss).......  (19,905)    3,420     3,277      58,504    27,839    41,181      (70,356)
    Net unrealized gain (loss).....  (43,113)   30,111     1,086    (141,712)   12,862    15,917           --
                                    --------  --------  --------  ----------  --------  --------      -------
    Net increase (decrease) in net
      assets from
      operations...................  (63,396)   34,083     5,081     (55,293)   60,023    66,407      (70,356)
                                    --------  --------  --------  ----------  --------  --------      -------

  FROM POLICY TRANSACTIONS:
    Net premiums...................  139,562    33,875    38,586     462,593   333,909   216,035           --
    Terminations...................  (50,333)   (2,242)   (1,996)    (49,799)  (84,288)     (219)          --
    Insurance and other charges....  (19,391)   (4,895)   (3,619)    (15,666)   (4,448)     (759)          --
    Transfers between sub-accounts
      (including
      fixed account), net..........  (10,086)      475   (20,410)    126,599   (34,218)   (2,565)      70,359
    Other transfers from (to) the
      General Account..............      546    (7,437)     (832)       (233)   23,270    (1,965)          --
    Net increase (decrease) in
      investment by
      Sponsor......................       --        --        --          --        --        --           --
                                    --------  --------  --------  ----------  --------  --------      -------
    Net increase (decrease) in net
      assets from
      policy transactions..........   60,298    19,776    11,729     523,494   234,225   210,527       70,359
                                    --------  --------  --------  ----------  --------  --------      -------
    Net increase (decrease) in net
      assets.......................   (3,098)   53,859    16,810     468,201   294,248   276,934            3

NET ASSETS:
  Beginning of year................  121,440    67,581    50,771     942,621   648,373   371,439           --
                                    --------  --------  --------  ----------  --------  --------      -------
  End of year...................... $118,342  $121,440  $ 67,581  $1,410,822  $942,621  $648,373      $     3
                                    ========  ========  ========  ==========  ========  ========      =======

                                                                       T. ROWE PRICE
                                     FIDELITY VIP II INDEX 500      INTERNATIONAL STOCK
                                      YEAR ENDED                         YEAR ENDED
                                     DECEMBER 31,    PERIOD             DECEMBER 31,
                                     ------------ FROM 5/4/99* ------------------------------
                                         2000     TO 12/31/99     2000      1999      1998
                                     ------------ ------------ ---------- --------- ---------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)...  $   340,604  $   (56,677) $    (263) $   (151) $  2,935
    Net realized gain (loss).......      325,657        1,274     20,310     8,873     1,826
    Net unrealized gain (loss).....   (5,728,597)   4,566,606   (217,558)  144,131    23,676
                                     -----------  -----------  ---------  --------  --------
    Net increase (decrease) in net
      assets from
      operations...................   (5,062,336)   4,511,203   (197,511)  152,853    28,437
                                     -----------  -----------  ---------  --------  --------
  FROM POLICY TRANSACTIONS:
    Net premiums...................      576,723   16,597,260    439,687   152,351   104,206
    Terminations...................       (7,406)          --    (13,931)   (4,759)   (2,000)
    Insurance and other charges....     (918,838)    (418,198)   (39,695)  (12,033)   (5,246)
    Transfers between sub-accounts
      (including
      fixed account), net..........      407,498   32,276,822   (176,408)   10,736   148,557
    Other transfers from (to) the
      General Account..............       13,168           45         45      (323)      360
    Net increase (decrease) in
      investment by
      Sponsor......................           --           --         --        --        --
                                     -----------  -----------  ---------  --------  --------
    Net increase (decrease) in net
      assets from
      policy transactions..........       71,145   48,455,929    209,698   145,972   245,877
                                     -----------  -----------  ---------  --------  --------
    Net increase (decrease) in net
      assets.......................   (4,991,191)  52,967,132     12,187   298,825   274,314
NET ASSETS:
  Beginning of year................   52,967,132           --    670,968   372,143    97,829
                                     -----------  -----------  ---------  --------  --------
  End of year......................  $47,975,941  $52,967,132  $ 683,155  $670,968  $372,143
                                     ===========  ===========  =========  ========  ========

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                       DGPF
                                     GROWTH &          DGPF            DGPF         DGPF GROWTH         DGPF
                                    INCOME(A)    CAPITAL RESERVES  CASH RESERVE   OPPORTUNITIES(A)  BALANCED(A)
                                      PERIOD          PERIOD          PERIOD           PERIOD          PERIOD
                                   FROM 4/5/00*    FROM 4/3/00*    FROM 4/28/00*    FROM 3/8/00*    FROM 3/8/00*
                                   TO 12/31/00     TO 12/31/00      TO 12/31/00     TO 12/31/00     TO 12/31/00
                                   ------------  ----------------  -------------  ----------------  ------------
INCREASE (DECREASE) IN NET
  ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss).....................    $   498           $  3          $   2,737        $   (75)         $   14
    Net realized gain (loss).....         99             --                 --             72              (1)
    Net unrealized gain (loss)...      5,206              3                 --         (2,673)             45
                                     -------           ----          ---------        -------          ------
    Net increase (decrease) in
      net assets from
      operations.................      5,803              6              2,737         (2,676)             58
                                     -------           ----          ---------        -------          ------

  FROM POLICY TRANSACTIONS:
    Net premiums.................     30,892            147            224,844         11,700           5,788
    Terminations.................         --             --                 --         (1,182)             --
    Insurance and other
      charges....................     (1,465)           (10)            (1,270)          (901)           (342)
    Transfers between
      sub-accounts (including
      fixed account), net........     14,525             --           (226,104)        11,416              --
    Other transfers from (to) the
      General Account............        (20)             1                 --            (36)            (24)
    Net increase (decrease) in
      investment by
      Sponsor....................         --             --                 --             --              --
                                     -------           ----          ---------        -------          ------
    Net increase (decrease) in
      net assets from
      policy transactions........     43,932            138             (2,530)        20,997           5,422
                                     -------           ----          ---------        -------          ------
    Net increase (decrease) in
      net assets.................     49,735            144                207         18,321           5,480

NET ASSETS:
  Beginning of year..............         --             --                 --             --              --
                                     -------           ----          ---------        -------          ------
  End of year....................    $49,735           $144          $     207        $18,321          $5,480
                                     =======           ====          =========        =======          ======

                                                   DGPF
                                           INTERNATIONAL EQUITY               DGPF
                                                YEAR ENDED               SMALL CAP VALUE
                                               DECEMBER 31,                  PERIOD
                                   ------------------------------------   FROM 3/8/00*
                                      2000         1999         1998       TO 12/31/00
                                   -----------  -----------  ----------  ---------------
INCREASE (DECREASE) IN NET
  ASSETS:
  FROM OPERATIONS:
    Net investment income
      (loss).....................  $   816,645  $   133,115  $   (5,197)      $ --
    Net realized gain (loss).....      796,229       34,290       7,893         --
    Net unrealized gain (loss)...   (1,589,074)   2,827,542     442,761         72
                                   -----------  -----------  ----------       ----
    Net increase (decrease) in
      net assets from
      operations.................       23,800    2,994,947     445,457         72
                                   -----------  -----------  ----------       ----
  FROM POLICY TRANSACTIONS:
    Net premiums.................       78,802   33,755,687   3,720,116        713
    Terminations.................       (8,932)      (3,114)       (370)        --
    Insurance and other
      charges....................   (1,281,589)    (501,577)   (204,104)       (45)
    Transfers between
      sub-accounts (including
      fixed account), net........      (76,622)      (1,808)  4,507,084         --
    Other transfers from (to) the
      General Account............          (36)        (354)        244          1
    Net increase (decrease) in
      investment by
      Sponsor....................           --           --          --         --
                                   -----------  -----------  ----------       ----
    Net increase (decrease) in
      net assets from
      policy transactions........   (1,288,377)  33,248,834   8,022,970        669
                                   -----------  -----------  ----------       ----
    Net increase (decrease) in
      net assets.................   (1,264,577)  36,243,781   8,468,427        741
NET ASSETS:
  Beginning of year..............   44,794,841    8,551,060      82,633         --
                                   -----------  -----------  ----------       ----
  End of year....................  $43,530,264  $44,794,841  $8,551,060       $741
                                   ===========  ===========  ==========       ====

* Date of initial investment.

(a) Name changed. See Note 1.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                                                  DGPF
                                                                  DGPF                            DGPF           SOCIAL
                                               DGPF TREND   STRATEGIC INCOME   DGPF DEVON   EMERGING MARKETS   AWARENESS
                                                 PERIOD          PERIOD          PERIOD          PERIOD          PERIOD
                                              FROM 3/8/00*    FROM 6/8/00*    FROM 6/8/00*    FROM 3/8/00*    FROM 4/3/00*
                                              TO 12/31/00     TO 12/31/00     TO 12/31/00     TO 12/31/00     TO 12/31/00
                                              ------------  ----------------  ------------  ----------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)............    $  (117)          $ --          $   (76)         $    1          $   (6)
    Net realized gain (loss)................       (131)            --               (7)             (6)             (5)
    Net unrealized gain (loss)..............     (9,934)             2           (2,888)            (53)           (593)
                                                -------           ----          -------          ------          ------
    Net increase (decrease) in net assets
      from
      operations............................    (10,182)             2           (2,971)            (58)           (604)
                                                -------           ----          -------          ------          ------

  FROM POLICY TRANSACTIONS:
    Net premiums............................     23,068            115           10,560           1,889           5,194
    Terminations............................     (1,162)            --               --            (718)             --
    Insurance and other charges.............     (1,530)            (5)            (552)           (252)           (178)
    Transfers between sub-accounts
      (including
      fixed account), net...................     34,085             --           17,125              --              --
    Other transfers from (to) the General
      Account...............................        185             (1)              (9)             (2)             70
    Net increase (decrease) in investment by
      Sponsor...............................         --             --               --              --              --
                                                -------           ----          -------          ------          ------
    Net increase (decrease) in net assets
      from
      policy transactions...................     54,646            109           27,124             917           5,086
                                                -------           ----          -------          ------          ------
    Net increase (decrease) in net assets...     44,464            111           24,153             859           4,482

NET ASSETS:
  Beginning of year.........................         --             --               --              --              --
                                                -------           ----          -------          ------          ------
  End of year...............................    $44,464           $111          $24,153          $  859          $4,482
                                                =======           ====          =======          ======          ======


                                                                  DGPF            DGPF
                                               DGPF REIT    SELECT GROWTH(A)  U.S. GROWTH
                                                 PERIOD          PERIOD          PERIOD
                                              FROM 7/6/00*    FROM 3/8/00*    FROM 4/3/00*
                                              TO 12/31/00     TO 12/31/00     TO 12/31/00
                                              ------------  ----------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)............      $ --          $   (202)        $   (7)
    Net realized gain (loss)................        --               (24)             8
    Net unrealized gain (loss)..............         7           (19,661)          (661)
                                                  ----          --------         ------
    Net increase (decrease) in net assets
      from
      operations............................         7           (19,887)          (660)
                                                  ----          --------         ------
  FROM POLICY TRANSACTIONS:
    Net premiums............................       180            54,051          8,690
    Terminations............................        --            (1,167)            --
    Insurance and other charges.............       (71)           (2,954)          (911)
    Transfers between sub-accounts
      (including
      fixed account), net...................        --            33,804           (280)
    Other transfers from (to) the General
      Account...............................        --               (38)           146
    Net increase (decrease) in investment by
      Sponsor...............................        --                --             --
                                                  ----          --------         ------
    Net increase (decrease) in net assets
      from
      policy transactions...................       109            83,696          7,645
                                                  ----          --------         ------
    Net increase (decrease) in net assets...       116            63,809          6,985
NET ASSETS:
  Beginning of year.........................        --                --             --
                                                  ----          --------         ------
  End of year...............................      $116          $ 63,809         $6,985
                                                  ====          ========         ======

* Date of initial investment.

(a) Name changed. See Note 1.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                       INVESCO                      INVESCO
                                                  VIF EQUITY INCOME            VIF TOTAL RETURN
                                                      YEAR ENDED                  YEAR ENDED
                                                     DECEMBER 31,                DECEMBER 31,
                                              --------------------------  ---------------------------
                                                2000     1999     1998      2000      1999     1998
                                              --------  -------  -------  --------  --------  -------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)............  $    (12) $    84  $   112  $    (10) $    493  $ 1,019
    Net realized gain (loss)................     2,111      289      712       938     4,115    1,878
    Net unrealized gain (loss)..............    (1,870)     947      312    (1,536)   (5,835)   2,122
                                              --------  -------  -------  --------  --------  -------
    Net increase (decrease) in net assets
      from
      operations............................       229    1,320    1,136      (608)   (1,227)   5,019
                                              --------  -------  -------  --------  --------  -------

  FROM POLICY TRANSACTIONS:
    Net premiums............................       326    2,113    6,284        --     1,559    7,489
    Terminations............................   (10,026)    (149)    (916)   (4,186)  (32,859)      (8)
    Insurance and other charges.............      (352)  (1,958)  (4,494)     (370)   (1,694)    (860)
    Transfers between sub-accounts
      (including
      fixed account), net...................      (730)      --       --   (22,601)       --       --
    Other transfers from (to) the General
      Account...............................        (2)      --        8        80        (1)      42
    Net increase (decrease) in investment by
      Sponsor...............................        --       --       --        --        --       --
                                              --------  -------  -------  --------  --------  -------
    Net increase (decrease) in net assets
      from
      policy transactions...................   (10,784)       6      882   (27,077)  (32,995)   6,663
                                              --------  -------  -------  --------  --------  -------
    Net increase (decrease) in net assets...   (10,555)   1,326    2,018   (27,685)  (34,222)  11,682

NET ASSETS:
  Beginning of year.........................    10,555    9,229    7,211    27,685    61,907   50,225
                                              --------  -------  -------  --------  --------  -------
  End of year...............................  $     --  $10,555  $ 9,229  $     --  $ 27,685  $61,907
                                              ========  =======  =======  ========  ========  =======


                                                        UIF FIXED INCOME(B)
                                                     YEAR ENDED                         UIF TECHNOLOGY
                                                    DECEMBER 31,            PERIOD          PERIOD
                                              ------------------------  FROM 2/17/98*   FROM 5/31/00*
                                                 2000         1999       TO 12/31/98     TO 12/31/00
                                              -----------  -----------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)............  $ 1,799,991  $ 1,277,690   $   612,562       $   (458)
    Net realized gain (loss)................      (17,058)      (8,242)      265,086         (1,002)
    Net unrealized gain (loss)..............    1,379,103   (1,680,097)     (179,067)       (60,503)
                                              -----------  -----------   -----------       --------
    Net increase (decrease) in net assets
      from
      operations............................    3,162,036     (410,649)      698,581        (61,963)
                                              -----------  -----------   -----------       --------
  FROM POLICY TRANSACTIONS:
    Net premiums............................           --    7,703,567     9,708,358         89,526
    Terminations............................           --           --            --             --
    Insurance and other charges.............     (523,111)    (522,326)     (446,219)        (3,595)
    Transfers between sub-accounts
      (including
      fixed account), net...................           --    3,300,001     9,881,316        131,652
    Other transfers from (to) the General
      Account...............................          (11)          19          (185)           786
    Net increase (decrease) in investment by
      Sponsor...............................           --           --            --             --
                                              -----------  -----------   -----------       --------
    Net increase (decrease) in net assets
      from
      policy transactions...................     (523,122)  10,481,261    19,143,270        218,369
                                              -----------  -----------   -----------       --------
    Net increase (decrease) in net assets...    2,638,914   10,070,612    19,841,851        156,406
NET ASSETS:
  Beginning of year.........................   29,912,463   19,841,851            --             --
                                              -----------  -----------   -----------       --------
  End of year...............................  $32,551,377  $29,912,463   $19,841,851       $156,406
                                              ===========  ===========   ===========       ========

* Date of initial investment.

(b) Money manager changed. See Note 1.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                    ALGER AMERICAN  ALLIANCE GROWTH    ALLIANCE       TEMPLETON
                                                                        SMALL         AND INCOME      TECHNOLOGY    INTERNATIONAL
                                   AIM V.I. GROWTH  AIM V.I. VALUE  CAPITALIZATION      CLASS B         CLASS B      SECURITIES
                                       PERIOD           PERIOD          PERIOD          PERIOD          PERIOD         PERIOD
                                    FROM 6/14/00*   FROM 8/22/00*   FROM 6/14/00*    FROM 6/6/00*    FROM 6/14/00*  FROM 6/14/00*
                                     TO 12/31/00     TO 12/31/00     TO 12/31/00      TO 12/31/00     TO 12/31/00    TO 12/31/00
                                   ---------------  --------------  --------------  ---------------  -------------  -------------
INCREASE (DECREASE) IN NET
  ASSETS:
  FROM OPERATIONS:
    Net investment income
     (loss)......................      $   (68)        $   (34)          $ --           $   (1)          $  --         $   (71)
    Net realized gain (loss).....          829           1,229             (3)              --              (1)             (8)
    Net unrealized gain (loss)...      (10,072)         (6,701)          (161)              45            (125)         (1,079)
                                       -------         -------           ----           ------           -----         -------
    Net increase (decrease) in
     net assets from
      operations.................       (9,311)         (5,506)          (164)              44            (126)         (1,158)
                                       -------         -------           ----           ------           -----         -------

  FROM POLICY TRANSACTIONS:
    Net premiums.................          940              --            795               --             525             403
    Terminations.................           --              --             --               --              --              --
    Insurance and other
     charges.....................         (134)           (113)           (27)             (24)            (12)           (130)
    Transfers between
     sub-accounts (including
      fixed account), net........       33,804          33,804             --            2,600              --          33,804
    Other transfers from (to) the
     General Account.............           --              --             (1)              --              --              --
    Net increase (decrease) in
     investment by
      Sponsor....................           --              --             --               --              --              --
                                       -------         -------           ----           ------           -----         -------
    Net increase (decrease) in
     net assets from
      policy transactions........       34,610          33,691            767            2,576             513          34,077
                                       -------         -------           ----           ------           -----         -------
    Net increase (decrease) in
     net assets..................       25,299          28,185            603            2,620             387          32,919

NET ASSETS:
  Beginning of year..............           --              --             --               --              --              --
                                       -------         -------           ----           ------           -----         -------
  End of year....................      $25,299         $28,185           $603           $2,620           $ 387         $32,919
                                       =======         =======           ====           ======           =====         =======

* Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                               GROUP VEL ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION

    The Group VEL Account (Group VEL) is a separate investment account of Allmerica Financial Life Insurance and Annuity Company (the Company) established on May 1, 1995 for the purpose of separating from the general assets of the Company, those assets used to fund the variable portion of certain flexible premium variable life insurance policies issued by the Company. The Company is a wholly-owned subsidiary of First Allmerica Financial Life Insurance Company (First Allmerica). First Allmerica is a wholly-owned subsidiary of Allmerica Financial Corporation (AFC). Under applicable insurance law, the assets and liabilities of Group VEL are clearly identified and distinguished from the other assets and liabilities of the Company. Group VEL cannot be charged with liabilities arising out of any other business of the Company.

    Group VEL is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act). Group VEL currently offers fifty-six Sub-Accounts of which forty-five had investment activity during the year. Each Sub-Account invests exclusively in a corresponding investment portfolio of the Allmerica Investment Trust (AIT) managed by Allmerica Financial Investment Management Services, Inc. (AFIMS), a wholly-owned subsidiary of the Company; or of the Fidelity Variable Insurance Products Fund (Fidelity VIP) or the Fidelity Variable Insurance Products Fund II (Fidelity VIP II), managed by Fidelity Management & Research Company (FMR); or of the T. Rowe Price International Series, Inc. (T. Rowe Price) managed by Rowe Price-Fleming International, Inc.; or of the Delaware Group Premium Fund (DGPF) managed by Delaware Management Company or Delaware International Advisers Ltd.; or of the INVESCO Variable Investment Funds, Inc. (INVESCO VIF) managed by INVESCO Funds Group, Inc.; or of The Universal Institutional Funds, Inc. (UIF) (formerly Morgan Stanley Universal Funds, Inc.) managed by Miller Anderson & Sherrerd, LLP; or of AIM Variable Insurance Funds (AVIF) managed by A I M Advisors, Inc.; or of The Alger American Fund (Alger) managed by Fred Alger Management, Inc.; or of Alliance Variable Products Series Fund (Alliance), managed by Alliance Capital Managment, L.P.; or of Deutsche Asset Management VIT Funds (Deutsche) managed by Bankers Trust Company; or of the Goldman Sachs Variable Insurance Trust (Goldman) managed by Goldman Sachs Asset Management; or of Franklin Templeton Variable Insurance Products Trust (FT VIP) managed by Templeton Investment Counsel, Inc.; or of J.P. Morgan Series Trust II (MSDW) managed by J.P. Morgan Investment Management Inc.; or of PIMCO Variable Insurance Trust (PIMCO) managed by Pacific Investment Management Co.; or of Warburg Pincus Trust (Warburg) managed by Credit Suisse Asset Management, LLC.. AIT, Fidelity VIP, Fidelity VIP II, T. Rowe Price, DGPF, INVESCO VIF, UIF, AVIF, Alger, Alliance, Deutsche, Goldman, FT VIP, MSDW, PIMCO and Warburg (the Funds) are open-end, management investment companies registered under the 1940 Act. INVESCO was available only to employees of INVESCO VIF and its affiliates, and is no longer available. UIF is available only to employees of Duke Energy Corporation and its affiliates.

    Effective May 1, 2000, AIT Investment Grade Income Fund was renamed Select Investment Grade Income Fund, AIT Growth Fund was renamed Core Equity Fund, DGPF Decatur Total Return was renamed DGPF Growth & Income Series, DGPF Delchester was renamed DGPF High Yield Series, DelCap was renamed DGPF Growth Opportunities, Delaware Balanced was renamed DGPF Balanced, and DGPF Aggressive Growth was renamed DGPF Select Growth.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

                               GROUP VEL ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    The following is a summary of significant accounting policies followed by VEL Account III in the preparation of its financial statements.

    INVESTMENTS -- Security transactions are recorded on the trade date. Investments held by the Sub-Accounts are stated at the net asset value per share of the respective investment portfolio of the Funds. Realized gains and losses on securities sold are determined using the average cost method. Dividends and capital gain distributions are recorded on the ex-dividend date and are reinvested in additional shares of the respective investment portfolio of the Funds at net asset value.

    FEDERAL INCOME TAXES -- The Company is taxed as a "life insurance company" under Subchapter L of the Internal Revenue Code (the Code) and files a consolidated federal income tax return with First Allmerica. The Company anticipates no tax liability resulting from the operations of Group VEL. Therefore, no provision for income taxes has been charged against Group VEL.

NOTE 3 -- INVESTMENTS

    The number of shares owned, aggregate cost, and net asset value per share of each Sub-Account's investment in the Funds at December 31, 2000 were as follows:

                                                              PORTFOLIO INFORMATION
                                                       -----------------------------------
                                                                                 NET ASSET
                                                        NUMBER OF    AGGREGATE     VALUE
INVESTMENT PORTFOLIO                                     SHARES        COST      PER SHARE
--------------------                                   -----------  -----------  ---------
Core Equity(a).......................................   1,698,552   $ 4,954,511   $ 2.688
Select Investment Grade Income(a)....................  41,015,093    44,341,109     1.086
Money Market.........................................   7,163,220     7,163,220     1.000
Equity Index.........................................   1,119,829     3,960,781     3.299
Government Bond......................................     873,637       888,068     1.051
Select Aggressive Growth.............................     727,662     2,025,287     2.117
Select Growth........................................   7,979,184    17,271,199     2.214
Select Growth and Income.............................   1,259,776     2,178,959     1.428
Select Value Opportunity.............................  14,620,550    24,219,485     1.958
Select International Equity..........................   3,476,139     5,280,186     1.782
Select Capital Appreciation..........................     477,077       958,494     2.122
Select Emerging Markets..............................      99,123       110,988     0.789
Select Strategic Growth..............................     152,223       152,351     0.683
Fidelity VIP High Income.............................     141,148     1,416,739     8.180
Fidelity VIP Equity-Income...........................      19,014       450,105    25.520
Fidelity VIP Growth..................................      66,003     3,179,237    43.650
Fidelity VIP Overseas................................       5,920       128,737    19.990
Fidelity VIP II Asset Manager........................      88,176     1,487,381    16.000
Fidelity VIP II Contrafund...........................          --             3    23.640
Fidelity VIP II Index 500............................     320,845    49,137,932   149.530
T. Rowe Price International Stock....................      45,332       729,786    15.070
DGPF Growth & Income(a) .............................       2,943        44,529    16.900
DGPF Capital Reserves................................          15           141     9.530
DGPF Cash Reserves...................................          21           207    10.000

                               GROUP VEL ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3 -- INVESTMENTS (CONTINUED)

                                                              PORTFOLIO INFORMATION
                                                       -----------------------------------
                                                                                 NET ASSET
                                                        NUMBER OF    AGGREGATE     VALUE
INVESTMENT PORTFOLIO                                     SHARES        COST      PER SHARE
--------------------                                   -----------  -----------  ---------
DGPF Growth Opportunities(a).........................         764   $    20,994   $23.990
DGPF Balanced(a) ....................................         359         5,435    15.250
DGPF International Equity............................   2,426,436    41,849,661    17.940
DGPF Small Cap Value.................................          42           669    17.650
DGPF Trend...........................................       1,492        54,398    29.800
DGPF Strategic Income................................          13           109     8.510
DGPF Devon...........................................       2,033        27,041    11.880
DGPF Emerging Markets................................         136           912     6.310
DGPF Social Awareness................................         303         5,075    14.790
DGPF REIT............................................          11           109    11.020
DGPF Select Growth(a) ...............................       5,859        83,470    10.890
DGPF U.S. Growth.....................................         689         7,646    10.140
UIF Fixed Income(b) .................................   3,097,181    33,031,438    10.510
UIF Technology.......................................      16,533       216,909     9.460
AIM V.I. Growth......................................       1,019        35,371    24.820
AIM V.I. Value.......................................       1,032        34,886    27.310
Alger American Small Capitalization..................          26           764    23.490
Alliance Growth and Income Class B...................         114         2,575    23.060
Alliance Technology Class B..........................          16           512    24.900
Templeton International Securities...................       1,763        33,998    18.670

(a) Name changed. See Note 1.

(b) Money manager changed. See Note 1.

NOTE 4 -- RELATED PARTY TRANSACTIONS

    On the date of issue and each monthly payment date thereafter, a monthly charge is deducted from the policy value to compensate the Company for the cost of insurance, which varies by policy, the cost of any additional benefits provided by Rider, and a monthly administrative charge. The policyowner may instruct the Company to deduct this monthly charge from a specific Sub-Account, but if not so specified, it will be deducted on a pro-rata basis of allocation which is the same proportion that the policy value in the General Account of the Company and in each Sub-Account bear to the total policy value.

    The Company makes a monthly charge of up to 0.90% per annum based on the average daily net asset value of each certificate (certificate value) in each Sub-Account for mortality and expense risks. This charge may be different between groups and increased or decreased within a group, subject to compliance with applicable state and federal requirements, but the total charge may not exceed 0.90% per annum. During the first 10 policy years, the Company may charge up to 0.25% per annum of the certificate value in each Sub-Account for separate account administrative expenses. For the years ended December 31, 2000, 1999, and 1998, there were no separate account administrative expenses applicable to Group VEL.

                               GROUP VEL ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4 -- RELATED PARTY TRANSACTIONS (CONTINUED)

    Allmerica Investments, Inc., (Allmerica Investments), a wholly-owned subsidiary of the Company, is principal underwriter and general distributor of Group VEL, and does not receive any compensation for sales of Group VEL policies. Commissions are paid to registered representatives of Allmerica Investments and to independent broker-dealers by the Company. The current series of policies have a surrender charge and no deduction is made for sales charges at the time of the sale.

NOTE 5 -- DIVERSIFICATION REQUIREMENTS

    Under the provisions of Section 817(h) of the Code, a variable life insurance policy, other than a policy issued in connection with certain types of employee benefit plans, will not be treated as a variable life insurance policy for federal income tax purposes for any period for which the investments of the segregated asset account on which the policy is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of The Treasury.

    The Internal Revenue Service has issued regulations under
Section 817(h) of the Code. The Company believes that Group VEL satisfies the current requirements of the regulations, and it intends that Group VEL will continue to meet such requirements.

NOTE 6 -- PURCHASES AND SALES OF SECURITIES

    Cost of purchases and proceeds from sales of shares of the Funds by Group VEL during the year ended December 31, 2000 were as follows:

INVESTMENT PORTFOLIO                                           PURCHASES      SALES
--------------------                                          -----------  -----------
Core Equity(a)..............................................  $ 2,440,559  $ 1,530,075
Select Investment Grade Income(a)...........................   20,537,120    1,722,314
Money Market................................................   11,739,233   10,016,143
Equity Index................................................    3,312,582    1,317,728
Government Bond.............................................    1,184,211      326,530
Select Aggressive Growth....................................    2,101,918      804,725
Select Growth...............................................    6,158,390    1,998,913
Select Growth and Income....................................    2,170,038      290,632
Select Value Opportunity....................................    3,517,864    2,821,689
Select International Equity.................................    1,667,284    1,001,306
Select Capital Appreciation.................................      952,819      380,917
Select Emerging Markets.....................................      281,296      162,319
Select Strategic Growth.....................................      223,858       77,424
Fidelity VIP High Income....................................    1,887,246      652,925
Fidelity VIP Equity-Income..................................    1,142,521    1,086,706
Fidelity VIP Growth.........................................    2,898,025    1,271,903
Fidelity VIP Overseas.......................................      583,479      513,447
Fidelity VIP II Asset Manager...............................      987,893      366,322
Fidelity VIP II Contrafund..................................      915,370      845,011
Fidelity VIP II Index 500...................................    2,532,932    1,891,074
T. Rowe Price International Stock...........................      916,543      678,229

                               GROUP VEL ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 6 -- PURCHASES AND SALES OF SECURITIES (CONTINUED)

INVESTMENT PORTFOLIO                                           PURCHASES      SALES
--------------------                                          -----------  -----------
DGPF Growth & Income(a).....................................  $    47,015  $     2,585
DGPF Capital Reserves.......................................          149            8
DGPF Cash Reserves..........................................      227,355      227,148
DGPF Growth Opportunities(a)................................       22,363        1,427
DGPF Balanced(a)............................................        5,718          280
DGPF International Equity...................................    1,903,302    1,583,391
DGPF Small Cap Value........................................          679           10
DGPF Trend..................................................       56,199        1,662
DGPF Strategic Income.......................................          113            4
DGPF Devon..................................................       27,124           76
DGPF Emerging Markets.......................................        1,970        1,052
DGPF Social Awareness.......................................        5,214          134
DGPF REIT...................................................          152           43
DGPF Select Growth(a).......................................       84,703        1,206
DGPF U.S. Growth............................................        8,590          952
INVESCO VIF Equity Income...................................          676       11,472
INVESCO VIF Total Return Fund...............................          250       27,337
UIF Fixed Income(b).........................................    1,906,623      629,742
UIF Technology..............................................      226,662        8,727
AIM V.I. Growth.............................................       35,544          150
AIM V.I. Value..............................................       35,087          183
Alger American Small Capitalization.........................          788           21
Alliance Growth and Income Class B..........................        2,608           33
Alliance Technology Class B.................................          522            9
Templeton International Securities..........................       34,168          162
                                                              -----------  -----------
Total.......................................................  $72,784,755  $32,254,146
                                                              ===========  ===========

(a) Name changed. See Note 1.

(b) Money manager changed. See Note 1.

NOTE 7 -- ACCOUNTING PRONOUNCEMENTS

    In November of 2000, a revised American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide, Audits of Investment Companies, was issued and effective for fiscal years beginning after December 15, 2000. The impact of this guide is not considered to be significant.

PART II

UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission ("SEC") such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the SEC heretofore or hereafter duly adopted pursuant to authority conferred in that section.

RULE 484 UNDERTAKING

Article VIII of Registrant's Bylaws provides: Each Director and each officer of the Corporation, whether or not in office, (and his executors or administrators), shall be indemnified or reimbursed by the Corporation against all expenses actually and necessarily incurred by him in the defense or reasonable settlement of any action, suit, or proceeding in which he is made a party by reason of his being or having been a Director or officer of the Corporation, including any sums paid in settlement or to discharge judgment, except in relation to matters as to which he shall be finally adjudged in such action, suit, or proceeding to be liable for negligence or misconduct in the performance of his duties as such Director or officer; and the foregoing right of indemnification or reimbursement shall not affect any other rights to which he may be entitled under the Articles of Incorporation, any statute, bylaw, agreement, vote of stockholders, or otherwise.

Insofar as indemnification for liability arising under the 1933 Act may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.


REPRESENTATIONS PURSUANT TO SECTION 26(e) OF THE INVESTMENT COMPANY ACT OF 1940

The Company hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                     CONTENTS OF THE REGISTRATION STATEMENT


This registration statement comprises the following papers and documents:

The facing sheet.
Cross-references for Prospectuses A and B to items required by Form N-8B-2. Prospectus A consisting of _____ pages.
Prospectus B consisting of _____ pages.
The undertaking to file reports.
The undertaking pursuant to Rule 484 under the 1933 Act.
Representations pursuant to Section 26(e) of the 1940 Act.
The signatures.

Written consents of the following persons:

         1.   Actuarial Consent
         2.   Opinion of Counsel
         3.   Consent of Independent Accountants

The following exhibits:

   1. Exhibit 1 (Exhibits required by paragraph A of the instructions to Form N-8B-2)

       (1) Certified copy of Resolutions of the Board of Directors of the Company of November 22, 1993 establishing the Group VEL Account was previously filed in Post-Effective Amendment No. 9 on April 16, 1998, and is incorporated by reference herein.

       (2)  Not Applicable.

       (3)  (a)   Underwriting and Administrative Services Agreement between the
                  Company and Allmerica Investments, Inc. was previously filed in Post-Effective Amendment No. 9 on April 16, 1998, and is incorporated by reference herein.

            (b) Registered Representatives/Agents Agreement was previously filed in Post-Effective Amendment No. 9 on April 16, 1998, and is incorporated by reference herein.

            (c) Sales Agreements were previously filed in Post-Effective Amendment No. 9 on April 16, 1998, and are incorporated by reference herein.

            (d) Commission Schedule was previously filed in Post-Effective Amendment No. 9 on April 16, 1998, and is incorporated by reference herein.

            (e) General Agent's Agreement was previously filed in Post-Effective Amendment No. 9 on April 16, 1998, and is incorporated by reference herein.

            (f) Career Agent Agreement was previously filed in Post-Effective Amendment No. 9 on April 16, 1998, and is incorporated by reference herein.

            (g) Form of Delaware Wholesaling Agreement was previously filed in Post-Effective Amendment No. 10 on December 15, 1998, and is incorporated by reference herein.

       (4)  Not Applicable.

       (5) Policy and initial Riders were previously filed in Post-Effective Amendment No. 9 on April 16, 1998 and are incorporated by reference herein. The Preferred Loan Endorsement and Exchange to Term Rider were previously filed in Post-Effective Amendment No. 5 on April 30, 1997, and are incorporated by reference herein.

       (6) Articles of Incorporation and Bylaws, as amended, of the Company were previously filed in Post-Effective Amendment No. 1 on October 1, 1995, and are incorporated by reference herein.

       (7)  Not Applicable.

       (8)  (a)   Amendment dated March 15, 2001 to the Allmerica Investment
                  Trust Participation Agreement was previously filed in April
                  2001 in Post-Effective Amendment No. 4 of Registration
                  No. 333-84879/811-09529, and is incorporated by reference herein. Participation Agreement between the Company and Allmerica Investment Trust dated March 22, 2000 was previously filed on April 12, 2000 in Post-Effective Amendment No. 14 of
                  Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

            (b) Amendment dated October 1, 2000 to the Variable Insurance Products Fund Participation Agreement was previously filed in April 2001 in Post-Effective Amendment No. 4 of Registration No. 333-84879/811-09529, and is incorporated be reference herein. Amendments dated March 29, 2000 and November 13, 1998 to the Variable Insurance Products Fund Participation Agreement were previously filed on April 12, 2000 in Post-Effective Amendment No. 14 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein. Participation Agreement, as amended, with Variable Insurance Products Fund was previously filed in Post-Effective Amendment No. 9 on April 16, 1998, and is incorporated by reference herein.

            (c) Form of Amendment dated May 1, 2001 to the Variable Insurance Products Fund II Participation Agreement was previously filed in April 2001 in Post-Effective Amendment No. 4 of Registration No. 333-84879/811-09529, and is incorporated by reference herein. Amendments dated March 29, 2000 and November 13, 1998 to the Variable Insurance Products Fund II Participation Agreement were previously filed on April 12, 2000 in Post-Effective Amendment No. 14 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein. Participation Agreement, as amended, with Variable Insurance Products Fund II was previously filed in Post-Effective Amendment No. 9 on April 16, 1998, and is incorporated by reference herein.

            (d) Form of Amendment dated May 1, 2001 to the Delaware Group Premium Fund Participation Agreement previously filed in April 2001 in Post-Effective Amendment No. 23 of Registration Statement No. 33-14672/811-5183, and are incorporated by referenced herein. Form of Amendment to the Delaware Group Premium Fund Participation Agreement was previously filed on April 12, 2000 in Post-Effective Amendment No. 14 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein. Participation Agreement with Delaware Group Premium Fund, Inc. was previously filed on April 16, 1998 in Post-Effective Amendment No. 11, and is incorporated by reference herein.

            (e) Amendment to Schedule A dated December 14, 2000 to the T. Rowe Price International Series, Inc. Participation Agreement was previously filed in April 2001 in Post-Effective Amendment No. 4 of Registration No. 333-84879/811-09529, and is incorporated by reference herein. Participation Agreement with T. Rowe Price International Series, Inc. was previously filed in Post-Effective Amendment No. 9 on April 16, 1998, and is incorporated by reference herein.

            (f) An Amendment to the Fidelity Services Agreement, effective as of January 1, 1997, was previously filed on April 30, 1997 in Post-Effective Amendment No. 3, and is incorporated by reference herein. Fidelity Service Agreement, effective as of November 1, 1995, was previously filed on April 30, 1996 in Post-Effective Amendment No. 3, and is incorporated by reference herein.

            (g) Service Agreement with Rowe Price-Fleming International, Inc. was previously filed in Post-Effective Amendment No. 9 on April 16, 1998, and is incorporated by reference herein.

            (h) Amendment to the Service Fee Agreement Letter with Morgan Stanley Asset Management, Inc. was previously filed in Post-Effective Amendment No. 13 on April 26, 2000, and is incorporated by reference herein. Service Fee Agreement Letter with Morgan Stanley Asset Management, Inc., was previously filed in Post-Effective Amendment No. 9 on April 16, 1998, and is incorporated by reference herein.

            (i) Amendment to the Participation Agreement with Morgan Stanley was previously filed in Post-Effective Amendment No. 13 on April 26, 2000, and is incorporated by reference herein. Participation Agreement with Morgan Stanley was previously filed in Post-Effective Amendment No. 9 on April 16, 1998, and is incorporated by reference herein.

            (j) Form of Amendment dated May 1, 2001 to the Participation Agreement between the Company and AIM Variable Insurance Funds was previously filed in April 2001 in Post-Effective Amendment No. 4 of Registration Statement No. 333-84879/811-09529, and is incorporated by reference herein. Form of Amendment to AIM Participation Agreement was previously filed on April 26, 2000 in Post-Effective Amendment No. 13, and is incorporated by reference herein. Participation Agreement with AIM Variable Insurance Funds was previously filed on August 27, 1998 in Post-Effective Amendment No. 3 of Registration Statement No. 333-11377/811-7799, and is incorporated by reference herein.

            (k) Amendment to the Participation Agreement between the Company and The Alger American Fund and Fred Alger & Company, Inc. dated October 20, 2000 is filed herewith. Participation Agreement with Alger was previously filed on April 26, 2000 in Post-Effective Amendment No. 13, and is incorporated by reference herein.

            (l) Form of Amendment dated May 1, 2001 to the Amended and Restated Participation Agreement, Merger and Consolidated Agreement, and Amended and Restated Participation Agreement with Alliance were previously filed in April 2001 in Post-Effective Amendment No. 4 of Registration No. 333-84879/811-09529, and is incorporated by reference herein.

            (m) Form of Amendment dated May 1, 2001 to the Participation Agreement between the Company and Franklin Templeton Variable Insurance Products Trust was previously filed in April 2001 in Post-Effective Amendment No. 4 of Registration No. 333-84879/811-09529, and is incorporated by reference herein. Participation Agreement between the Company and Franklin Templeton Variable Insurance Products Trust dated March 1, 2000 was previously filed in Pre-Effective Amendment No. 1 of Registration No. 333-93031/811-09631, and is incorporated by referenced herein.

            (n) Participation Agreement between the Company and Janus Distributors, Inc. dated February 25, 2000 was previously filed in April 2001 in Post-Effective Amendment No. 4 of Registration No. 333-84879/811-09529, and is incorporated by reference herein.

            (o) Participation Agreement between the Company and PIMCO Variable Insurance Trust dated August 17, 2000 is filed herewith.

       (9)  Directors' Power of Attorney is filed herewith.

       (10) Amended Application was previously filed in Post-Effective
            Amendment No. 10 on December 15, 1998, and is incorporated by reference herein. Application was previously filed in Post-Effective Amendment No. 9 on April 16, 1998, and is incorporated by reference herein.

   2.   Policy and Policy riders are as set forth in Item 1(5) above.

   3.   Opinion of Counsel is filed herewith.

   4.   Not Applicable.

   5.   Not Applicable.

   6.   Actuarial Consent is filed herewith.

   7.   Procedures Memorandum dated August, 1994 pursuant to Rule 6e-3(T)(b)
        (12)(iii) under the 1940 Act which includes conversion procedures pursuant to Rule 6e-3(T)(b)(13)(v)(B) was previously filed in Post-Effective Amendment No. 9 on April 16, 1998, and is incorporated by reference herein.

   8.   Consent of Independent Accountants is filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Worcester, and Commonwealth of Massachusetts, on the 2nd day of April, 2001.

                              GROUP VEL ACCOUNT OF
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

                              By: /s/ Charles F. Cronin
                              ----------------------------
                              Charles F. Cronin, Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURES                                TITLE                                                         DATE
/s/ Warren E. Barnes                      Vice President and Corporate Controller                       April 2, 2001
------------------------------------
Warren E. Barnes

Edward J. Parry III*                      Director, Vice President and Chief Financial Officer
------------------------------------

Richard M. Reilly*                        Director, President and Chief Executive Officer
------------------------------------

John F. O'Brien*                          Director and Chairman of the Board
------------------------------------

Bruce C. Anderson*                        Director and Vice President
------------------------------------

Mark R. Colborn*                          Director and Vice President
------------------------------------

John P. Kavanaugh*                        Director, Vice President and Chief Investment Officer
------------------------------------

J. Kendall Huber*                         Director, Vice President and General Counsel
------------------------------------

Robert P. Restrepo, Jr.*                  Director
------------------------------------

Eric A. Simonsen*                         Director and Vice President
------------------------------------

Gregory D. Tranter*                       Director and Vice President
------------------------------------

* Sheila B. St. Hilaire, by signing her name hereto, does hereby sign this document on behalf of each of the above-named Directors and Officers of the Registrant pursuant to the Power of Attorney dated September 18, 2000 duly executed by such persons.

/s/ Sheila B. St. Hilaire
------------------------------------
Sheila B. St. Hilaire, Attorney-in-Fact
(33-82658)

                             FORM S-6 EXHIBIT TABLE

Exhibit 1(8)(k) Amendment to the Participation Agreement between the Company and The Alger American Fund and Fred Alger & Company, Inc.

Exhibit 1(8)(o) Participation Agreement between the Company and PIMCO Variable Insurance Trust

Exhibit 1(9)        Directors' Power of Attorney

Exhibit 3           Opinion of Counsel

Exhibit 6           Actuarial Consent

Exhibit 8           Consent of Independent Accountants

[Ex. 1(8)(k) to come]